                                                                 Exhibit 10.1(a)

                                 Schedule 3.3
                                 -------------


                                     None

                                 Schedule 3.5
                                 ------------

Joint Development Agreement dated September 24, 1999 between Plug Power, LLC and Epyx

Joint Development Agreement dated January 12, 2000 between Cellex Power Products, Inc. and Epyx

Purchase Order from Plug Power to Epyx dated November 10, 1999 for 10kW Multi-fuel Processor with Supporting Data and Service

Joint Venture Agreement dated December 18, 1998 between H Power Corp. and Arthur D. Little, Inc.

DOE Contract No. DE-FC02-99EE50580 dated July 21, 1999 issued to Arthur D. Little, Inc., titled Development of Fuel Processor, Durability Demonstration and l0kW

Subcontract Agreement dated November 21, 1997 between Plug Power, LLC and Arthur D. Little, Inc. under DOE Contract No. DE-FC02-97EE50472

Subcontract Agreement dated January 17, 2000 between Giner, Inc. and Epyx

Purchase Order for Transient Reactor dated February 2000 from Epyx to ZTON-Altamira Corporation

Other Non-Material Open Purchase Orders

Excluded Contracts:

"Design of a 50 kW Stationary PEMFC System"
"Design of next generation of PEMFC stacks with clearly superior hydrogen utilization"

                                 Schedule 3.6
                                 ------------


                                     None

                                 Schedule 3.11
                                 -------------


                                [Balance Sheet]

              --------------------------------------------------
                                     EPYX
                                 Balance Sheet
                            as of December 31, 1999
              --------------------------------------------------

                                                        Balances
                                                        --------
Assets:
Current Assets:
 Cash and Cash Equivalents
 Accounts Receivable                                  $   247,239.4
 Unbilled Services                                        156,972.9
 Other Current Assets                                      (3,298.7)
                                                      -------------
Total Current Assets                                      400,913.6
                                                      -------------
Property and Equipment
 Land
 Bldgs. & Leasehold Improvements                              339.1
 Equip., Furniture, & Fixtures                            516,296.6
                                                      -------------
Property and Equipment                                    516,635.7
Accumulated Depreciation                                 (140,068.2)
                                                      -------------
Net Property and Equipment                                376,567.5
                                                      -------------

Total Assets                                          $   777,481.0
                                                      =============
Liabilities and Stockholders' Equity:
Current Liabilities:
 Accounts Payable                                     $     1,878.6
 Accrued Compensation                                      31,370.1
 Other Accrued Expenses                                    (2,354.5)
                                                      -------------
Total Current Liabilities                                  30,894.2
                                                      -------------

Intercompany Receivable/Payable                           245,913.6

Total Liabilities

Stockholders' Equity:

Retained Earnings                                         500,673.3
                                                      -------------

Total Liabilities and Stockholders' Equity            $   777,481.0
                                                      =============

                                 Schedule 3.15
                                 -------------

MDT Retirement Plan

ESOP -- Hired prior to 1-1-99

Investment Plan

ADL Medical Plan -- Self funded

Harvard Pilgrim HMO -- Insured

Tufts HMO -- Insured

ADL Dental Plan -- Self funded

ADL Long Term Disability Plan -- Self funded

Basic Life Insurance -- Insured

Portable Optional Term Life Insurance -- Insured

Dependent Life Insurance -- Insured

Health Care Spending Account -- Self funded

Dependent Care Spending Account -- Self funded

Pre-tax Deduction Plan -- Self funded

Business Travel Accident Insurance -- Insured

Excess Contribution Plan

Stock Incentive Plan

Stock-Based Deferred Incentive Compensation Plan

New ADL Stock Option Plan

Senior Staff Stock Purchase Plan


All of the above plans are maintained and administered by ADL and not by Epyx

Schedule 3.16(a)
----------------


License and Services Agreement between Epyx Corporation and Arthur D. Little,
Inc.

                                                                  EXHIBIT 10.12

                         LICENSE AND SERVICES AGREEMENT
                                 BY AND BETWEEN
                             ARTHUR D. LITTLE, INC.
                                      AND
                                EPYX CORPORATION

THIS LICENSE AND SERVICES AGREEMENT is made as of April 4, 2000, by and between Arthur D. Little, Inc., a Massachusetts corporation ("ADL"), and Epyx Corporation, a Delaware corporation ("Epyx").

1. GRANT OF LICENSE. ADL hereby grants to Epyx a license to occupy and use, upon the terms and conditions set forth herein, the premises set forth on Exhibit A to this Agreement (the "Licensed Premises"), located in Buildings 15, 32 and 46 (the "Buildings") located in ADL's premises at Acorn Park, Cambridge, MA ("Acorn Park"). The Licensed Premises presently consists of approximately 14,554 rentable square feet but may be increased at the mutual consent of both parties during the Term. Epyx acknowledges that the Licensed Premises occupy only a portion of the Building and that ADL occupies and uses the remaining portions of the Building for its own office, laboratory, research and other purposes. Accordingly, Epyx agrees that it will use the Licensed Premises and the other areas of the Building and Acorn Park to which Epyx has access pursuant to this Agreement, in such a manner as to minimize any interference with the activities of ADL and to recognize and respect the business security and confidentiality needs of ADL.

2.   TERM AND EXTENSIONS.

     2.1 Term. The term of this Agreement shall commence on April 4, 2000, and shall, if not previously terminated in accordance with the terms hereof, terminate on December 31, 2000 (the "Initial Term"). Upon mutual agreement between Epyx and ADL, this Agreement may be extended for one or more six
     (6) month periods following the expiration of the Initial Term (each, an "Extension Period") at rates to be negotiated between the parties. If Epyx desires to extend this Agreement, Epyx shall provide written notice to ADL requesting such extension at least three (3) months prior to the expiration of the Initial Term or any Extension Period, as the case may be. If the term of this Agreement shall be extended on any such occasion, all of the terms and conditions of this Agreement not otherwise modified by a written agreement between the parties shall remain in full force and effect during each Extension Period. The Initial Term, together with any Extension Periods, is referred to herein as the "Term."

     2.2 Early Termination. Either party may terminate this Agreement at any time with or without cause by giving the other party six (6) months prior written notice, provided that ADL may not terminate this Agreement without cause prior to the expiration of the Initial Term. In addition, this Agreement and Epyx's rights hereunder may be earlier terminated at ADL's option upon the occurrence of any of the events specified in Sections 18 or 19 below, and Epyx shall vacate the Licensed Premises immediately following any such termination.

     2.3 Holdover. If, at the end of the Term (or upon any termination of this Agreement in accordance with the provisions hereof), Epyx fails to vacate all or any portion of the Licensed Premises, Epyx's occupancy shall be deemed to be a tenancy from month to month subject to all the terms and conditions thereof and hereof which may be applicable except that the Fees (as defined below) shall be and Epyx shall pay an amount equal to 300% of the amount specified as the last Fee during the Term for each month of occupancy, and ADL's charging of such amount shall in no event constitute a waiver of any other right ADL may have hereunder or at law or in equity. The parties recognize that the intent of this Agreement is to be a short-term obligation and that any holdover by Epyx will cause damages to ADL that will be difficult to calculate and accordingly the parties have agreed on the escalations of holdover fees herein set forth as the best mechanism for insuring Epyx's compliance.

3. LICENSE AND SERVICES FEE. Epyx agrees to pay to ADL, without offset or reduction, a fee (the "Fee") covering the combined license and services provided for herein during the Term. The rate of such Fee shall equal Two Thousand Four Hundred Sixty Dollars ($2,460) per average number of EPYX staff members per month. The average number of EPYX staff members shall be determined at the end of each month by adding the actual number of EPYX staff members on the first day of the month to the actual number of EPYX staff members on the last day of the month, and then dividing the sum by two. Payment for each month shall be made in advance on the first day of each month during the Term and shall be based on the average number of EPYX staff members from the previous month. Epyx shall pay the Fee on a pro-rata basis for any partial calendar month during the Term or any extension thereof. All payments of Fees are to be made at ADL's address set forth herein or at such other place as ADL shall from time to time designate in writing. The Fee shall be increased or decreased each month to reflect the actual average number of staff members per month from time to time.

4. PERMITTED USE. The Licensed Premises are to be used solely in connection with Epyx's operations relating to the development of reformer and fuel cell technology and other uses that are incidental or customarily accessory thereto, such as office, administrative, and storage uses, in each case to the extent permitted by applicable law and consistent with current use, and such other uses as may be consented to by ADL in advance (which consent may be withheld by ADL in its sole and absolute discretion). Epyx agrees to conduct its business in a professional and businesslike manner and in accordance with best safety and operating practices.

5.   PREMISES.

     5.1 Condition of the Licensed Premises. Epyx accepts the Licensed Premises in their existing condition on the date of commencement of the Term, and acknowledges that the Licensed Premises are in good order and condition and sufficient for the uses intended by Epyx. Epyx agrees that it has had full and adequate opportunity to inspect the Licensed Premises and has done so to its satisfaction. ADL has not made nor has Epyx relied on any representations or warranties, express or implied, as to the condition of the Licensed Premises or their suitability for Epyx's use.

     5.2 Common Areas.

     (a) The Licensed Premises are licensed together with the use for their intended purposes, in common with ADL and all others, including any other tenants and occupants of Acorn Park lawfully entitled thereto, of (i) the common facilities included in the Building between the Licensed Premises and the exterior of the Building; (ii) the parking facilities located in Acorn Park; (iii) the pipes, ducts, conduits, wires and appurtenant equipment serving the Licensed Premises; (iv) the common women's room and men's room in closest proximity to the Licensed Premises and (v) the central reception area in Building 25 of Acorn Park (collectively, the aforementioned areas shall hereinafter be referred to as the "Common Areas"). Such rights in the Common Areas shall always be subject to the right of ADL to designate and change from time to time areas and facilities so to be used and any rules and regulations established by ADL with respect to Acorn Park. Epyx's staff members whose principal office is located on the Licensed Premises also shall be entitled to use ADL's cafeteria facilities.

     (b) ADL's shipping and receiving facilities shall not constitute part of the Licensed Premises or the Common Areas. As and when shipments for Epyx are presented to ADL, ADL shall promptly notify Epyx, and Epyx shall promptly make available an authorized agent or employee to accept and receive such shipments, and thereafter ADL and Epyx shall cooperate to make arrangements for delivery of such accepted shipments to the Licensed Premises.

     5.3 Access and Parking. ADL shall provide reasonable access to the Licensed Premises 24 hours a day seven days a week and shall permit Epyx's staff members and guests to use the roads, sidewalks and parking areas located on ADL's property adjacent to the Licensed Premises. Access into the Building must be in accordance with ADL's security system and policies and procedures. ADL's government security form must be signed by Epyx and all employees who will be occupying the Licensed Premises. All visitors must sign in at the central reception area in Building 25 and be escorted by an Epyx employee at all times.

6.   REPAIRS AND MAINTENANCE; DESTRUCTION BY CASUALTY

     6.1 ADL Responsibilities. Subject to Sections 6.3 and 18 hereof, during the Term, ADL shall, at its own expense, maintain all structural elements and building systems of the Building (including, without limitation, the foundations and appurtenances thereto, the room, building exterior, framing, and floor slabs, all fixtures and equipment, all pipes, ducts, wiring, and lighting, and all plumbing and utility lines serving the Building, whether located within or outside the Building) in accordance with ADL's current practices. In no event shall ADL be obligated, pursuant to this Agreement, to make any capital or structural repairs or alterations to the Licensed Premises, the Building, or Acorn Park.

     6.2 Epyx Responsibilities. During the Term, Epyx shall, at its own expense, maintain the Licensed Premises in good and safe order, condition, and repair, reasonable wear and tear excepted. Without limitation, Epyx shall maintain and use the Licensed Premises in accordance with all applicable laws, including those adopted after the commencement of this Agreement and those related to fire safety and environmental requirements, and all directions, rules and regulations of the proper officers of governmental agencies having jurisdiction over the Licensed Premises, the Building or Acorn Park.

     6.3 Destruction by Casualty. If the Licensed Premises are damaged by fire or other casualty, and such damage renders the Licensed Premises substantially untenantable in whole or in part, then: (i) a fair and just part of the Fees shall abate until the damage is repaired to the extent necessary to render the Licensed Premises suitable for the conduct of Epyx's business; and (ii) ADL or Epyx may elect to terminate this Agreement upon thirty (30) days' prior written notice to the other, provided that Epyx may not terminate this Agreement under this Section if ADL has notified

     Epyx of its intention to repair or restore the Licensed Premises in which event ADL shall have thirty (30) days measured from the date of notice to Epyx to commence repair or restoration to render the Licensed Premises tenantable. In the event of any such untenantability, ADL shall have no obligation or legal liability for its failure to provide alternate space, facilities or services to Epyx.

7. ALTERATIONS AND IMPROVEMENTS. Epyx shall not make any structural or nonstructural alterations, additions or improvements to the Licensed Premises without the prior written consent of ADL, which consent may be withheld by ADL in its sole and absolute discretion.

8. SERVICES, FACILITIES AND EQUIPMENT. Subject to Epyx's compliance with the obligations contained in this Agreement, ADL has also agreed to make available to Epyx certain services, and to authorize Epyx to use certain areas and equipment in or about the Licensed Premises jointly with ADL and others who may be authorized by ADL from time to time, during the term of this Agreement, as set forth in this Section. Epyx should contact Tim White, Director of Facilities, with respect to issues or questions regarding such services and he will direct and coordinate any other assistance which may be required.

     8.1 Telephone System. ADL and Epyx acknowledge and agree that a common telephone system serves both the Licensed Premises and ADL's other facilities at Acorn Park. Epyx acknowledges that it must pay the cost of all telephone charges associated with Epyx's use of such telephone system (including the cost of local-calling and long-distance calling services) and that such fees are not included in this Agreement. ADL and Epyx hereby agree that Epyx shall be responsible for maintenance, repair and replacement of the telephone and facsimile sets owned by Epyx and connected to such system, and that ADL shall be responsible for all routine maintenance for such common telephone system serving the Licensed Premises. Epyx hereby agrees that it shall obtain ADL's prior written approval with respect to the installation or attachment to ADL's telephone switch, system or cables. Epyx agrees to pay for any additional system lines or equipment installed on or for its behalf after the date of this Agreement.

     8.2 Security, Janitorial and Custodial Services. ADL shall provide routine security, janitorial, custodial and maintenance services to the Licensed Premises to the same general extent that ADL provides such services to the rest of Acorn Park. Such services shall not include receiving or shipping services. Epyx shall keep the Licensed Premises in a clean, orderly and safe condition. Epyx shall be responsible for removing at its own expense and on a regular basis all disposed items other than normal office rubbish. Epyx shall not cause, permit or suffer any overloading of the floors in the Licensed Premises.

     8.3 Mail. ADL shall deliver to the Licensed Premises, not less than once per business day, mail for Epyx received in ADL's central mail facility at Acorn Park.

     8.4 Utilities. ADL shall provide utilities for the Licensed Premises, including heat, air conditioning, water/sewer and electricity during the same hours they are provided to the other office facilities at Acorn Park, subject to the reasonable availability of such utilities to ADL. ADL's obligations hereunder shall not exceed the capacities of existing connection and distribution equipment and infrastructure to safely carry or conduct said utilities. Epyx shall reimburse ADL for the cost (based upon ADL's actual third-party costs of such utilities) of (i) providing any utilities for the Licensed Premises beyond standard operating hours for Acorn Park (including any utility costs incurred as a result of such request which do not relate directly to the Licensed Premises but which result from providing the requested utilities to the Licensed Premises) and (ii) any such approved excess utility usage.

     8.5 Fire and Safety. Epyx shall notify ADL immediately of any fire on the Licensed Premises. At no additional charge during the Term, ADL shall provide the services of its emergency response personnel in connection with any fire emergency reported by Epyx to the same general extent and in the same manner that response under similar circumstances would be provided to Acorn Park. Epyx shall be responsible for maintenance of all fire extinguishers and equipment within the Licensed Premises. ADL shall not under any circumstances provide emergency services in connection with spills of chemical or other hazardous wastes which emergency services shall be provided promptly by Epyx in accordance with all applicable Federal, state and local laws and regulations, and Epyx shall provide notice of any such events to ADL's emergency coordinator immediately.

     8.6 Additional Services. In addition to the services described above, ADL shall provide the following services to the extent requested by Epyx:

          (a) ADL shall provide purchasing services to Epyx to the same general extent that services are provided to the rest of the operations at Acorn Park. Epyx agrees to pay ADL for all purchases made by ADL on

     Epyx's behalf within ten (10) days following presentation of an invoice by ADL to Epyx for such goods.

          (b) Epyx shall continue to have access to ADL's computer network and ADL's ISD department shall provide support administration for the network.

          (c) Epyx shall continue to have access to the resources of ADL's Knowledge Resource Information Center.

          (d) Epyx and its employees whose principal offices are located on the Licensed Premises shall be entitled to use the services of the ADL Travel Department to the same general extent and in the same manner that such services are provided to ADL's other business operations at Acorn Park.

          (e) ADL shall provide accounting, tax and related financial and treasury services to Epyx as required by Epyx's business. Such services, shall include assisting Epyx in (i) keeping its books and records; (ii) preparing its financial statements; and (iii) preparing and filing its federal and state tax returns.

          (f) ADL shall provide contracting and related legal services to Epyx as required by Epyx's business.

     Epyx shall be billed for any out-of-pocket expenses incurred by ADL in the performance of such services. Invoices for such out-of-pocket expenses shall be payable within thirty days after issuance.

9. HAZARDOUS SUBSTANCES. Epyx shall not bring or create or maintain on the Licensed Premises any hazardous materials or wastes, chemicals or other substances which are subject to regulation by any governmental authority. Epyx shall indemnify ADL for any costs or liabilities incurred by ADL as a result of any breach by Epyx of the foregoing obligation.

10.  RULES AND REGULATIONS.

     10.1 General. Epyx shall, at its own cost and expense, comply with all applicable laws, ordinances, rules and regulations including those adopted after the commencement of this Agreement of any duly constituted governmental authority relating to the use or occupancy of the Licensed Premises and the activities conducted thereon, Epyx shall obey all of ADL's rules and regulations currently existing or hereafter promulgated from time to time by ADL governing or pertaining to the Building, Acorn Park or their respective tenants and occupants. Epyx shall be responsible for paying in a prompt and appropriate manner all fines, penalties, damages, costs, and fees that may arise out of or be imposed on Epyx or ADL because of Epyx's failure to comply with the provisions of this Section or for contesting any such matters.

     10.2 Other Conditions.

          (a) Epyx agrees not to harm the Licensed Premises or any other part of Acorn Park, or commit or permit waste, or create any nuisance or disturbance, or do any act tending to injure the activities or reputation of Acorn Park or ADL. Epyx shall not use or suffer or permit the use by any person of the Licensed Premises for any purpose other than the Permitted Use or in any manner which violates any of Epyx's governmental authorizations, which is contrary to any applicable law, ordinance, rule or regulation, which could cause injury or damage to any person or property, or which could adversely affect any insurance coverage applicable to the Licensed Premises or the activities conducted on the Licensed Premises.

          (b) Epyx shall load, unload and transport its supplies, materials and equipment at such times as are reasonably designated by ADL, and shall not obstruct or store any materials or items in the corridors, sidewalks, stairways, elevators, or any other area about or within the Building (except that Epyx may store materials and items in the Licensed Premises other than the Common Areas) or Acorn Park.

11. INDEMNIFICATION. Epyx shall indemnify, hold harmless and defend ADL and its employees, shareholders, directors, officers and affiliates from and against any and all costs, penalties, damages, claims, suits and liabilities (including reasonable attorney's fees) based on or arising out of (i) any breach or default by Epyx of its agreements under this Agreement; (ii) any act or omission of Epyx, its contractors, subcontractors, members, agents, affiliates, consultants, employees or invitees, or the failure of Epyx or such persons to comply with any applicable governmental or ADL laws, rules or regulations including those adopted after the commencement date of this Agreement; (iii) any accident, injury or damage to any person or property occurring in the Licensed Premises or outside of the Licensed Premises but within Acorn Park, where such accident, injury or damage results, or is caused by any act, omission, willful misconduct or negligence of Epyx, its contractors, members, agents, affiliates, consultants, employees or invitees, or anyone claiming by, through or under Epyx (but excluding any loss, liability, expense or damage to the extent caused by the gross negligence or willful misconduct of ADL, its agents, contractors, subcontractors, members, agents, affiliates, consulting, employees or invitees); or (iv) Epyx's use or occupancy of the Licensed Premises (including those arising out of any damage or destruction of the Licensed Premises or ADL's property, any contamination of the Licensed Premises or ADL's property by hazardous substances, or Epyx's failure to remove or dispose of all of its property upon expiration or termination of the Term), except to the extent caused by the gross negligence or willful misconduct of ADL or its agents, servants or employees.

12.  INSURANCE.

     12.1 Insurance Coverage. Epyx shall carry the following insurance throughout the term of this agreement.

          a. Commercial general liability insurance in an amount not less than $2,000,000. Such insurance shall be written on an occurrence basis and shall cover bodily or personal injury or death of persons or damage to property on or about the Licensed Premises, including: Contractual Liability; and Fire Damage Legal Liability covering any liabilities assumed under this contract.

          b. Workers Compensation insurance as required by the laws of the Commonwealth of Massachusetts, and Employers Liability Insurance including occupational disease in an amount not less than $2,000,000.

          c. All-risk Property Insurance covering the full replacement value of all Epyx's furniture, trade fixtures and other personal property located on the Licensed Premises, against loss or damage or other insurable hazard.

     12.2 Compliance. Epyx shall not violate or permit violation of any of the conditions or provisions contained in any of the insurance policies related to the Licensed Premises or ADL's property adjacent to the Licensed Premises. Epyx shall perform and satisfy the requirements of the respective insurance companies so that at all times insurance companies of good standing will be willing to write or continue such policies. Nothing herein shall prevent ADL from carrying additional insurance.

     12.3 Evidence of Insurance. Prior to commencement of the term of this Agreement, Epyx shall give ADL certificates of insurance policies required hereunder. Each such policy shall require the insurer to give ADL 30 days written notice of any change in such policies, and shall name ADL and Master Lessor as additional insureds. The property insurance policy shall provide that proceeds are first payable to ADL.

     12.4 Subrogation. ADL and Epyx hereby agree to waive all rights of subrogation against the other party to the extent that any laws or damage to the Licensed Premises is covered by any property insurance policy, including any deductibles thereunder.

13.  EPYX'S FAILURE TO PERFORM.

     13.1 Substituted Performance. If Epyx shall at any time fail to make any payment or otherwise to perform any of its obligations as required under this Agreement, ADL, after 10 days notice to Epyx, may (but shall be under no obligation to) make any payment or perform or cause to be performed any act to be performed by Epyx under the terms of this Agreement. ADL may enter the Licensed Premises for any such purpose and may take all such action thereon as may be necessary therefor.

     13.2 Reimbursement of Expenditures. All sums paid by ADL pursuant to
     Section 13.1 hereof, and all costs and expenses incurred by ADL in connection with the performance of any such act, together with interest thereon at the rate of 18% per annum (or such lesser rate as may at the time be the maximum rate permitted by law) from the respective dates of ADL's making of such payment or incurring of each such cost and expense, shall be paid by Epyx to ADL on demand as if the same were additional Fees hereunder (and non-payment of which shall have the consequences of non-payment of Fees).

     13.3 Interest on Overdue Fees. All overdue Fees shall bear interest at the rate of 18% per annum (or such lesser rate as may at the time be the maximum rate permitted by law) from the respective payment due dates. Such interest shall be paid by Epyx to ADL on demand as if the same were additional Fees hereunder (and non-payment of which shall have the consequences of non-payment of Fees).

14. MECHANICS' LIENS. Notice is hereby given that ADL shall not be liable for any labor or materials furnished or to be furnished to Epyx, and that no mechanics' or materialmen's liens or other liens for any such labor or materials shall attach to or affect the reversionary or other estate or interest of ADL in and to the Licensed Premises, the Building or Acorn Park. Epyx agrees to indemnify and hold harmless ADL against any and all costs it may suffer on account of the same.

15. ADL'S ACCESS. ADL may at any time enter the Licensed Premises for the purposes of responding to an emergency, repairing the Licensed Premises, inspecting the Licensed Premises or the activities conducted thereon, or for purposes of showing the Licensed Premises to prospective purchasers, lessees, mortgagors or other parties involved or potentially involved in any real estate related transaction relating to the Licensed Premises or Acorn Park in general. ADL may take any action it deems reasonably necessary in order to safeguard the Licensed Premises or ADL's or any other property or the health and safety of any persons.

16. EXPIRATION OF TERM. Epyx, at the expiration of the Term or at any prior termination as herein provided, shall peaceably yield up the Licensed Premises in the same condition and repair as the same were in at the commencement of the Term, reasonable wear and use excepted. Prior to expiration of the Term or within 10 days after any earlier termination of this Agreement (whichever first occurs) Epyx shall remove from the Licensed Premises any personal property and equipment and any items for disposal. Any property, equipment or materials of Epyx not removed from the Licensed Premises as required herein shall, at ADL's sole option (a) become the property of ADL or (b) be deemed abandoned and removed and disposed of by ADL as ADL shall determine, and ADL may charge the cost of such removal and disposal and any repairs or replacements to the Licensed Premises necessitated thereby and any liabilities resulting therefrom to Epyx; provided that Epyx shall retain title to any hazardous substances left on the Licensed Premises.

17. ASSIGNMENT AND SUBLETTING. Epyx shall not under any circumstances be entitled or permitted to transfer, sublet, assign, hypothecate, mortgage, pledge, encumber or otherwise alienate this Agreement or Epyx's interest in and to all or any part of the Licensed Premises, or grant any person any license or permission to use the Licensed Premises. Any attempted transfer, subletting, assignment, hypothecation, encumbrance, license, or other alienation of this Agreement by Epyx shall be void and shall confer no rights on third parties, and shall entitle ADL at its option to terminate this Agreement.

18.  EMINENT DOMAIN.

     18.1 Total Taking. If the entire Premises shall be taken for public purposes, then this Agreement shall terminate as of the date Epyx is required by law to vacate the premises.

     18.2 Partial Taking. If a substantial portion of the Licensed Premises shall be taken for public purposes, ADL shall be entitled at its option to terminate this Agreement. If such portion of the Licensed Premises shall be taken as to render the Licensed Premises unsuitable after repair and restoration for the continuance of Epyx's business in substantially the same manner as it was being conducted immediately prior to such taking, then Epyx or ADL upon 30 days' prior written notice shall have the right to terminate this Agreement as of the date Epyx is required by law to vacate such portion of the Licensed Premises.

     18.3 Restoration. Subsequent to any taking of a portion of the Licensed Premises, if this Agreement is not terminated by ADL or Epyx in accordance with Section 18.2 hereof, ADL may in its sole and absolute discretion promptly commence restoration of the Licensed Premises to a complete architectural unit as similar as possible to the condition the Licensed Premises were in immediately prior to said taking. During the period of such restoration, the Fees hereunder shall be abated in its entirety, except that to the extent Epyx is able to use the Licensed Premises, the Fees shall be adjusted to reflect such use.

     18.4 Proceeds. In the event of any such taking, the condemnation award and all other proceeds thereof shall be payable to ADL, and Epyx shall have absolutely no right or interest in any award. Epyx hereby irrevocably appoints ADL as its attorney in fact for purposes of collecting any such condemnation award or proceeds and of dealing with all governmental authorities with respect hereto. This power of attorney is coupled with an interest and hence is irrevocable.

19. DEFAULT AND TERMINATION OF AGREEMENT. If (a) Epyx fails to pay the Fee within five (5) days after it becomes due; or (b) Epyx fails to perform or comply with any of the other covenants, conditions or obligations of Epyx under this Agreement within ten (10) days after written notice of such default; (c) Epyx is adjudicated a bankrupt, or there is appointed a permanent receiver in insolvency or permanent trustee in bankruptcy of Epyx and the appointment is not vacated within thirty (30) days, or Epyx makes a general assignment for the benefit of creditors or files a voluntary petition for reorganization under applicable bankruptcy laws; or (d) Epyx shall have abandoned the Licensed Premises, then and in each case ADL may, at ADL's option, declare this Agreement terminated and enter the Licensed Premises or any part thereof, either with or without process of law, and expel Epyx or any person or persons occupying the Licensed Premises.

20.  ADDITIONAL REMEDIES ON DEFAULT. Notwithstanding any termination pursuant to
Section 19 above or any entry or reentry by ADL, Epyx agrees to pay, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Fees and any other amounts due hereunder as they would become due under the terms of this Agreement if it had not been terminated or if ADL had not reentered as aforesaid, and whether the Licensed Premises be re-licensed or remain vacant in whole or in part. In the event the Licensed Premises are re-licensed in whole or in part by ADL, Epyx shall be entitled to a credit in the net amount of Fees received by ADL in re-licensing, after deduction of reasonable expenses incurred in re-licensing the Licensed Premises and in collecting the Fees. Epyx shall also be liable to ADL for all expenses (including reasonable attorneys' fees) incurred by ADL in enforcing its rights under this Agreement in the event of a default by Epyx, and such expenses may be deducted from any credit otherwise due Epyx from ADL.

21. ESTOPPEL CERTIFICATE. Upon not less than fifteen (15) days prior written request, ADL and Epyx agree, each in favor of the other, to execute, acknowledge-and deliver a statement in writing certifying that this Agreement is unmodified and in full force and effect (or, if modified, setting forth the modifications and stating that this Agreement as modified is in full force and effect), and the dates to which the Fees hereunder and other charges have been paid, and any other information reasonably requested. Any such statement delivered pursuant to this Section 21 may be relied upon by any prospective purchaser or mortgagee.

22. SUBORDINATION. This Agreement shall be subject and subordinate to all mortgages and ground or underlying leases existing or hereafter placed upon the Licensed Premises. Epyx hereby acknowledges and agrees that the holder of any such mortgage or the lessor under any such lease shall not thereby become or be liable for the performance of any of ADL's obligations under this Agreement. Epyx agrees that at the request of ADL it will execute, acknowledge and deliver any and all instruments which ADL may require in order to effect such subordination and hereby irrevocably appoints ADL as its attorney-in-fact to execute, acknowledge and deliver all such instruments upon the failure or refusal of Epyx to do so. Epyx shall agree to any amendment (except relating to the Fees, the Term, or the description of the Licensed Premises) reasonably requested by such mortgagee or lessor.

23. CONSENTS. No express or implied consent to or waiver of or failure to insist on performance or observance of any covenant or condition of this Agreement shall be deemed to be a consent to or waiver to any succeeding breach of the same or any other covenant or condition. Except as provided herein, any party may assert its rights and remedies hereunder without any prior or additional notice to the other party. The payment by Epyx and acceptance by ADL of Fees or other payment hereunder or silence by either party as to any breach shall not be construed as waiving any of such party's rights hereunder unless such waiver is in writing. No payment by Epyx or acceptance by ADL of a lesser amount than shall be due hereunder shall be deemed to be anything but payment on account, and the acceptance by ADL of a check for a lesser amount shall not prejudice ADL's right to recover the balance due or to pursue any other remedy which may be available to it.

24. CUMULATIVE RIGHTS. Any and all rights and remedies which either party may have hereunder shall be cumulative, and the exercise of any such rights or remedies shall not bar the exercise of any other right or remedy.

25. NOTICES. Any notice required or permitted to be given hereunder shall be given when in writing and delivered in person or forwarded by overnight or certified or registered mail, return receipt requested, to:

         ADL:              Arthur D. Little, Inc.
                           Acorn Park
                           Cambridge, Massachusetts 02140-2390
                           Attn: Tim White

         Epyx:             Epyx Corporation
                           Acorn Park
                           Cambridge, Massachusetts 02140-2390
                           Attn: Chief Operating Officer

or such other address as either party may have designated in a written notice to the other. Such notices shall be deemed received on the date of personal delivery or two days following the documented date of appropriate mailing.

26. ENTIRE AGREEMENT. This instrument contains the entire and exclusive agreement between the parties with respect to the Licensed Premises and supersedes and terminates all prior or contemporaneous arrangements, understandings and agreements whether oral or written. This Agreement may not be amended or modified except by a writing executed by both parties.

27. GOVERNING LAW AND SEVERABILITY. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. In the event any provision of this Agreement shall be determined to be invalid or unenforceable under applicable law, such provision shall insofar as possible be construed or applied in such manner as will permit enforcement; otherwise this Agreement shall be construed as if such provision were not a part hereof.

28. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of all successors and permitted assigns.

29.  RECORDING.  Epyx and ADL agree that Epyx will not record this Agreement.

30. ADL LIMITS OF LIABILITY. ADL shall not be liable to Epyx, or those claiming under Epyx, for any loss or damage to Epyx or its property in or upon the Licensed Premises or Acorn Park that may be caused by the acts or omissions of tenants or other persons occupying space in Acorn Park, or for any loss or damage resulting to Epyx or its property except for any loss or damage resulting from the gross negligence or willful misconduct of ADL, its agents, contractors and employees, provided, however, that ADL shall have no responsibility or liability for any indirect, incidental or consequential damages relating directly or indirectly to loss of business or other indirect, incidental or consequential damages, damage to computer software and related accessory equipment (including, without limitation, computer tapes, disks, other data in storage media and similar property), equipment, or unusually valuable, rare or exotic materials, works of art, and the like. In no event shall ADL ever be liable to Epyx for indirect, incidental or consequential damages. Except in the case of gross negligence or willful misconduct of ADL, ADL shall be under no responsibility or liability for failure or interruption of any of the services, repairs or replacements or for any action in connection with ADL's provision of any services or utilities to Epyx under this Agreement; and failure or omission on the part of ADL to furnish any of same shall not be construed as an eviction of Epyx, actual or constructive, nor entitle Epyx to an abatement of the Fees described herein, nor render ADL liable in damages, nor release Epyx from prompt fulfillment of any of its covenants under this Agreement.

     IN WITNESS WHEREOF, the parties have executed this License and Services Agreement as of the date first set forth above.


                                      ARTHUR D. LITTLE, INC.


                                      By:   /s/ Lorenzo C. Lamadrid
                                         -------------------------------
                                         Name:  Lorenzo C. Lamadrid
                                         Title: President & Chief Executive
                                                  Officer


                                      EPYX CORPORATION


                                      By:   /s/ Mark A. Brodsky
                                         -------------------------------
                                         Name:  Mark A. Brodsky
                                         Title: President

                                   Exhibit A
                                   ---------

Memorandum

Date:     March 31, 2000

To:       Elliot Mark
cc:       Tim White

From:     Pat Walsh
Loc:      20A/245
Ext:      5902

Subject:  Space - EPYX


EPYX currently occupies space in Building 15, 32, and the Pilot Plant complex.

Below is a summary and cost breakdown:

                                      Monthly          Yearly
     Building           Sq. Ft.        Cost             Cost
     --------           -------       -------          ------

       15                8,261      $30,531.27      $366,375.34

       32                4,015       14,838.77       178,065.25

       Pilot Plant       2,278        8,419.10       101,029.29
                        ------      ----------      -----------
       Total            14,554      $53,789.14      $645,469.89


Attached are drawings indicating the space assigned to EPYX and the Facilities Space Report. This information is as of March 31, 2000.

Please let me know if you need any additional information.

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                        SPACE MANAGEMENT                                    PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          1

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---  ----  -----  ----  -------------  ----
     15  138    1356                                                                    1356

     15  139     937                                                                     937

     15  151A    140                                   140

  01 15  151B    140                                    70                                                7930  DEPIETRO   R   CONS

     15  153     100                                   100

     15  153B     70                                    70                                                5409  MOSHER     PD  CONS

     15  153C     70                                    70

     15  153D     70                                    70                                                 630  HAILES     RL  CONS

     15  153E     70                                    70

     15  154     440                                   440

     15  154A     65                                    65

     15  154B     65                                    65                                                4370  THOMPSON   C  CONS

     15  154C     65                                    65                                                6834  POLLICA    DE

     15  154D     65                                    65                                                6422  CHINTAWAR  PS CONS

     15  154E     65                                    65                                                4265  WILLEY     JM

     15  154F     65                                    65                                                5307  CIOFFI     CM CONS

     15  154G     62                                    62                                                2996  COLE       T  CONS

     15L 101     117                                   117                                                8314  MORRISEAU  BD CONS

     15L 102     121                                   121                                                4802  BOYD       S  CONS

NOTE 01 ##### BLDG 15 ROOM 151B ALSO SHARED WITH UNIT 0946 ########

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          2

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---  ----  -----  ----  -------------  ----
     15L 102A     94                                      94                                              4035  SYLVESTER  RM  SUP

     15L 103      54                                      54                                               932  BLOCK      SG  CONS

     15L 103A     80                                      80                                              4880  ROUNDS III R   CONS

     15L 104      80               SWAVELY                80

     15L 105      80                                      80                                              8863  DORSON     MH  CONS

     15L 106      80                                      80                                              7490  ZHAO       J   CONS

     15L 107      85                                      85

     15L 107A     27               CLOSET                                                      27

     15L 108     510                                                                    510

     15L 109     968                                                                    968

     15L 110     238                                                                    238

     15L 111     238                                                               238

     15L 112     168               MECH. ROOM                                      168

     15L 113     193                                                                    193

     15L 114     262               MECH. FOR DRY ROOM                              262

     15L 115     533                                                                    533

     15L 117     124                                     124                                               865  CROSS III  JC  CONS

     15L 118     117                                     117                                               152  MITCHELL   WL  SENC

     15L 119     117                                     117                                              5675  BENTLEY    JM  DIR

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          3

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---  ----  -----  ----  -------------  ----
     15L 120     130                                      65                                              8053  HAND       ML  SUP
                                                          65                                               254  MADAN      S   CONS

     32  101     113                                     113

     32  102     113                                     113

     32  103     113                                     113                                               186  BARTON     L   CONS

     32  104     174                                     174

     32  105     114                                     114

     32  106     113                                     113

     32  107     114                                      57                                               513  RIZZO      VG  CONS
                                                          57                                               874  RUMSEY     JW  CONS

     32  108     114                                     114                                              7465  POLEVAYA   O   CONS

     32  109     114                                     114

     32  110     114                                      38                                              8259  BOSCO      T   CONS
                                                          38                                              4494  GOODWIN    M   CONS
                                                          38                                              7519  VODUC      V   SUP

     32  111     123                                     123                                               335  PRABHU     SK  CONS

     32  119     115                                     115                                              6916  WOO        P   SENC

     32  120     174                                      58                                              4461  CELONA     J   SUP
                                                          58                                              6660  HILL       SA  CONS
                                                          58                                              6446  LANDRY     BP  SUP

     32  121     114                                      57                                              1870  KHAN       AR  CONS
                                                          57                                              4044  LIU        H   CONS

     32  122     114                                      57                                              5956  HAGAN      MR  CONS
                                                          57                                              7374  QI         FC  CONS

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          4

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----
     32  123     114                                      57                                              4260  BATAL      JD  CONS
                                                          57                                              6826  ZHAO       J

     32  124     113                                      57                                              1714  BOWERS     BJ  CONS
                                                          57                                               362  NORTHROP   WF  CONS

     32  125     114                                      57                                              4042  JAMIL      A   CONS
                                                          57                                              4054  RIVERA     A   CONS

     32  126     114                                     114                                               687  NOWICKI    BJ  CONS

     32  127     173                                     173

     32  128     114                                     114

     32  129     114                                     114

     32  130     113                                     113

     32  134     164                                     164                                              5689  HAVERTY    AH  SUP

     32  135     605               EPYX DESIGN CENTER    605

     32  136A     65                                      65

     32  136B     65                                      65

     32  137     311               EPYX CONFERENCE       311

     46  100A   1709               PILOT PLANT                                          1709

     46  200A    297               PILOT PLANT ME22
                                   WILSON G                                              297

     48  100     272               SHED 5                                                272

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          5

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----

                                        **********     TOTALS FOR GROUP 194     **********

   SPACE HOLDING    TOTALS    OFFCE   AN HD   CONF     LIBRY     MISC  LAB    SHOP   STRGE     TOTAL               STAFF TOTALS
  SQUARE FEET        14554     6776       0      0         0      668  7013     27       0     14484   PROF:    0    RA   :      0
                                                                                                       SEC :    0    CONS :     33
  NUMBER ROOMS          70       56       0      0         0        3    10      1       0             SUP :    6    SENC :      2
                                                                                                       DIR :    1    MNDR :      0
   AVG SQFT/SEC :      0      AVG SQFT/RA   :       0            AVG SQFT/CONS:    73                  SENM:    0    TECH :      0
   AVG SQFT/SENC:    116      AVG SQFT/DIR  :     117            AVG SQFT/MNDR:     0                  COOP:    0    LTD  :      0
   AVG SQFT/SENM:      0      AVG SQFT/PROF :       0            AVG SQFT/TECH:     0                  DMD :    0    OTHER:      3
   AVG SQFT/COOP:      0      AVG SQFT/SUP  :      80            AVG SQFT/LTD :     0                                       ------
   AVG SQFT/DMD :      0      AVG SQFT/OTHER:      62            AVG SQFT/EMPL:   322                  TOTAL:                   45

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          6

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:
     UNIT LEADER:

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----

                                        ##########     TOTALS FOR SECTION B924     ##########

   SPACE HOLDING    TOTALS    OFFCE   AN HD   CONF     LIBRY     MISC  LAB    SHOP   STRGE     TOTAL               STAFF TOTALS
  SQUARE FEET        14554     6776       0      0         0      668  7013     27       0     14484   PROF:    0    RA   :      0
                                                                                                       SEC :    0    CONS :     33
  NUMBER ROOMS          70       56       0      0         0        3    10      1       0             SUP :    6    SENC :      2
                                                                                                       DIR :    1    MNDR :      0
   AVG SQFT/SEC :      0      AVG SQFT/RA   :       0            AVG SQFT/CONS:    73                  SENM:    0    TECH :      0
   AVG SQFT/SENC:    116      AVG SQFT/DIR  :     117            AVG SQFT/MNDR:     0                  COOP:    0    LTD  :      0
   AVG SQFT/SENM:      0      AVG SQFT/PROF :       0            AVG SQFT/TECH:     0                  DMD :    0    OTHER:      3
   AVG SQFT/COOP:      0      AVG SQFT/SUP  :      80            AVG SQFT/LTD :     0                                       ------
   AVG SQFT/DMD :      0      AVG SQFT/OTHER:      62            AVG SQFT/EMPL:   322                  TOTAL:                   45

RUN DATE: 04/03/00                                   ARTHUR D. LITTLE, INC.                                   REPORT: SPACE200R1
RUN TIME: 09:31:12                                      SPACE MANAGEMENT                                      PROGRAM: SPACE201
                                                    FACILITIES GROUP REPORT                                   PAGE:          7

                                                     SECTION:
                                                     SECTION LEADER:

     UNIT NUMBER:
     UNIT LEADER:

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----

                                        ###########   GRAND TOTALS FOR COMPANY   ##########

   SPACE HOLDING    TOTALS    OFFCE   AN HD   CONF     LIBRY     MISC  LAB    SHOP   STRGE     TOTAL               STAFF TOTALS
  SQUARE FEET        14554     6776       0      0         0      668  7013     27       0     14484   PROF:    0    RA   :      0
                                                                                                       SEC :    0    CONS :     33
  NUMBER ROOMS          70       56       0      0         0        3    10      1       0             SUP :    6    SENC :      2
                                                                                                       DIR :    1    MNDR :      0
   AVG SQFT/SEC :      0      AVG SQFT/RA   :       0            AVG SQFT/CONS:    73                  SENM:    0    TECH :      0
   AVG SQFT/SENC:    116      AVG SQFT/DIR  :     117            AVG SQFT/MNDR:     0                  COOP:    0    LTD  :      0
   AVG SQFT/SENM:      0      AVG SQFT/PROF :       0            AVG SQFT/TECH:     0                  DMD :    0    OTHER:      3
   AVG SQFT/COOP:      0      AVG SQFT/SUP  :      80            AVG SQFT/LTD :     0                                       ------
   AVG SQFT/DMD :      0      AVG SQFT/OTHER:      62            AVG SQFT/EMPL:   322                  TOTAL:                   45

                           EPYX Space - Building 15
                         Total Rentable sq. ft. 8,261




Notes:
# 1: 15L/101 thru 15L/107A reflects space for cubicles only (818 sq. ft.) Aisle space has been deducted.

Note #2: 15/153 reflects space for offices and cubicles only (380 sq. ft.) Entrance and aisle space has been deducted.


                           [FLOOR PLAN APPEARS HERE]

as of 3/31/00
Pat Walsh

                         EPYX Space - Building 32
                         Total Rentable sq. ft. = 4,015 sq. ft.



                           [FLOOR PLAN APPEARS HERE]


     Notes:
     Red background is Credit Union
     and other shared space.

     as of 3/31/00
     Pat Walsh

                  [PILOT PLANT COMPLEX DRAWING APPEARS HERE]

                               Schedule 3.16(b)
                               ----------------


                         See attached Schedule 3.16(b)

                      Manufacturing Laboratory Equipment

                                                         Model #             Social #
---------------------------------------------------------------------------------------------
1. Wilton Bandsaw                                             8201           1162687
---------------------------------------------------------------------------------------------
2. Bandsaw Welder                                             9514720        86066
---------------------------------------------------------------------------------------------
3. Dremel Disk/Belt Sander                                    17311          76706
---------------------------------------------------------------------------------------------
4. 8 Work Benches
---------------------------------------------------------------------------------------------
5. 3 Bench Vises
---------------------------------------------------------------------------------------------
6. Heinrich Alligator Metal Shear                             1
---------------------------------------------------------------------------------------------
7. 4 Tool Cabinets
---------------------------------------------------------------------------------------------
8. 2 Parts Cabinets
---------------------------------------------------------------------------------------------
9. Miller/Driller                                             9510039        730371
---------------------------------------------------------------------------------------------
10. Drill Press - 14" Floor Model                             951225         123642
---------------------------------------------------------------------------------------------
11. Special Refractory Lathe
---------------------------------------------------------------------------------------------
12. High-Boy Small Tool Cabinet (craftsman)
---------------------------------------------------------------------------------------------
13. Steel Top Arc Welding Bench
---------------------------------------------------------------------------------------------
14. TIG Electric Welder Synchro Wave 250                      903056         KH526256
---------------------------------------------------------------------------------------------
15. Tool Grinder & Floor Stand                                E-7            Wl-98
---------------------------------------------------------------------------------------------
16. 2200 lb. Portable Floor Stand                             A              0203AA05122
---------------------------------------------------------------------------------------------
17. Misc. Assorted Small Hand Tools
---------------------------------------------------------------------------------------------
18. Shop Vacuum - Hiele                                       S401I          50573109
---------------------------------------------------------------------------------------------
19. Misc. Machine Tool Attachments
---------------------------------------------------------------------------------------------
20. Misc. Measuring Tools
---------------------------------------------------------------------------------------------
21. 18x24 Steel Surface Plate
---------------------------------------------------------------------------------------------
22. 18x24 Granite Precision Surface Plate                     Grade B        32032
---------------------------------------------------------------------------------------------
23. Wilton Disc/Belt Grinder                                  Model          Ser. 901019
                                                              4200
---------------------------------------------------------------------------------------------
24. Drill Sharpener                                           V-190          V-1435A
---------------------------------------------------------------------------------------------
25. Wire Wheel Bench Grinder                                  632F           W-699
---------------------------------------------------------------------------------------------
26. Carboloy Bench Grinder                                    623E           WO-999
---------------------------------------------------------------------------------------------
27. 3 Tan Arbor Press (jet)                                   AP-3           333630
---------------------------------------------------------------------------------------------
28. Flexible Saaft Die Grinder                                Series S       K970758
---------------------------------------------------------------------------------------------
29. Borescope in Case                                         FOI-1          F26285
---------------------------------------------------------------------------------------------
30. Small Tig Welder                                          190 GTS        a90152A188109a
---------------------------------------------------------------------------------------------
31. Parker Tube Bender (2pc) w/attachments                    420            2301s / 2236S
---------------------------------------------------------------------------------------------
32. 6C Cart (analyzers)
---------------------------------------------------------------------------------------------
33. 2x 12kWe Dynaload Load Cells

                                                            EPYX CUSTOM HARDWARE

                               EPYX CONFIDENTIAL

-------------------------------------------------------------------------------------------------
Fuel Processor Prototype Inventory
-------------------------------------------------------------------------------------------------
                             Model No.     Unit  Current   PO Resp.  Design   Date Parts   Date
                            (aka Drawing   S/N   Hardware            Release   Received     H/W
                                No.)              Status                                   Ass'd
-------------------------------------------------------------------------------------------------
50 kWe Ethanol Model A                        1  Complete
-------------------------------------------------------------------------------------------------
                                              2  Complete
-------------------------------------------------------------------------------------------------
50 kWe Gasoline Model A    8008-101           1  Retired
-------------------------------------------------------------------------------------------------
                                              2  Complete
-------------------------------------------------------------------------------------------------
10 kWe Model A             8035-001           1  Complete
-------------------------------------------------------------------------------------------------
                                              2  Complete
-------------------------------------------------------------------------------------------------
10 kWe Model B             8037-001           1  Complete                       In hand
-------------------------------------------------------------------------------------------------
                           8037-001           2  Complete                       In hand
-------------------------------------------------------------------------------------------------
                           8037-001           3  Complete                       In hand
-------------------------------------------------------------------------------------------------
                           8037-001           4  Complete                       Complete
-------------------------------------------------------------------------------------------------
                           68191-D1-101       5  Complete  G. Block  9/27/99    12/9/99
-------------------------------------------------------------------------------------------------
                           68191-D1-1Ol       6  Complete  G. Block  9/27/99    12/27/99
-------------------------------------------------------------------------------------------------
                           68191-D1-101       7            G. Block  9/27/99  due 1/11/00
-------------------------------------------------------------------------------------------------
                           68191-Dl-101       8            G. Block  9/27/99   due 1/14
-------------------------------------------------------------------------------------------------
                           68191-Dl-101       9            G. Block  9/27/99   due 1/14
-------------------------------------------------------------------------------------------------
                           68191-D1-101      10            G. Block  9/27/99   due 2/14
-------------------------------------------------------------------------------------------------
                           68191-D1-101      11            G. Block  9/27/99   due 2/14
-------------------------------------------------------------------------------------------------
                           68191-Dl-101      12            G. Block  9/27/99   due 3/14
-------------------------------------------------------------------------------------------------
                           68191-Dl-101      13            G. Block  9/27/99   due 3/14
-------------------------------------------------------------------------------------------------
Merchant H2 FPA            5064-001           1
-------------------------------------------------------------------------------------------------

MiniPox A                  93747-00           1
-------------------------------------------------------------------------------------------------
                                              2
Minipox B                                   1-5
-------------------------------------------------------------------------------------------------
190 kWth Phase III FPA     8051-001           1
-------------------------------------------------------------------------------------------------
                           8051-001           2                               Parts Only
-------------------------------------------------------------------------------------------------
15 kWth ATP SR FPA         ?                  1
-------------------------------------------------------------------------------------------------
150 kWth MPR                                  1
-------------------------------------------------------------------------------------------------
                                              2
-------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
Fuel Processor Prototype Inventory
---------------------------------------------------------------------------------
                            Date       Current     Assigned        Comments
                            Cat.      Location        To
                           Loaded
---------------------------------------------------------------------------------
50 kWe Ethanol Model A              Cambridge, UK     CCL
---------------------------------------------------------------------------------
                                      Trailer A     Storage
---------------------------------------------------------------------------------

50 kWe Gasoline Model A                             Autopsy   Mat'ls Report
---------------------------------------------------------------------------------
                                     Trailer B5     Storage
---------------------------------------------------------------------------------
10 kWe Model A                         Bldg 46      EP Prgm   Returned 12/2/99
---------------------------------------------------------------------------------
                                    Epyx Entrance  Marketing
---------------------------------------------------------------------------------
10 kWe Model B                         Bldg 46      BTU #1    M. Sheehan
---------------------------------------------------------------------------------
                                       Mfg Lab       PPGM     M. Sheehan
---------------------------------------------------------------------------------
                                       Mfg Lab      BTU #2    Gus/Nathan Mods
---------------------------------------------------------------------------------
                           12/15/99    Mfg Lab      Renault
---------------------------------------------------------------------------------
                             1/5/00    Mfg Lab      BTU #3
---------------------------------------------------------------------------------
                                       Mfg Lab      BTU #4    D. Swavely/DMI
-------------------------                                   ---------------------
                                                      VW      Needs supports
-------------------------                                   ---------------------
                                                    SFAA 1A   Needs supports
-------------------------                                   ---------------------
                                                    BTU #5    D. Swavely/DMI
-------------------------                                   ---------------------
                                                    BTU #6    D. Swavely/DMI
-------------------------                                   ---------------------
                                                    BTU #7    D. Swavely/DMI
-------------------------                                   ---------------------
                                                      ?       D. Swavely/DMI
-------------------------                                   ---------------------
                                                      ?       D. Swavely/DMI
-------------------------                                   ---------------------

Merchant H2 FPA                     Allentown, PA    APCI     J. Cross
---------------------------------------------------------------------------------
MiniPox A                           Epyx Conf Rm    Minipox   M. Sun
---------------------------------------------------------------------------------
Minipox B                            Trailer B2      None     AL Gray Shells
---------------------------------------------------------------------------------
190 kWth Phase III FPA                 Bldg 46     DOE PRDA   D. Hottle/B.
                                                              Nowicki
---------------------------------------------------------------------------------
                                      Trailer A    DOE PRDA   D. Hottle/B.
                                                              Nowicki
---------------------------------------------------------------------------------
15 kWth ATP SR FPA                                            D. Hottle/B.
                                                              Nowicki
---------------------------------------------------------------------------------
150 kWth MPR                           Bldg 46     Comb/Chem  Rafey Khan
---------------------------------------------------------------------------------
                                      Trailer A      LANL     Rafey Khan
---------------------------------------------------------------------------------


                              EPYX CONFIDENTIAL

------------------------------------------------------------------------------
TGC Prototype Inventory
------------------------------------------------------------------------------
                                 Model No. (aka   Unit   Current     Design
                                  Drawing No.)    S/N    Hardware    Release
                                                          Status
------------------------------------------------------------------------------
DOE Phase O (50 kWe)                               1-2
------------------------------------------------------------------------------
DOE Phase I (10 kWe)            N/A                 1
------------------------------------------------------------------------------
10 kWe Ngas Model EP                                1
------------------------------------------------------------------------------
DOE Phase II, 10 kWe                                1
Disintegrated
------------------------------------------------------------------------------
Merchant H2 Thermal Reactor     HGTGC-001           1
------------------------------------------------------------------------------
Mini TGC                                            1
------------------------------------------------------------------------------
190 kWth DOE Ph III             34788-D-100         1
------------------------------------------------------------------------------
                                                    2
------------------------------------------------------------------------------
10 kWe NGAS TGC Model BTU       93286-16-Dl-100     1    Complete
------------------------------------------------------------------------------
                                                    2    Complete
------------------------------------------------------------------------------
                                68191-D1-201        3   In Process    11/1/99
------------------------------------------------------------------------------
                                                    4    On Order     11/1/99
------------------------------------------------------------------------------
                                                    5    On Order     11/1/99
------------------------------------------------------------------------------
                                                    6    On Order     11/1/99
------------------------------------------------------------------------------
                                                    7    On Order     11/1/99
------------------------------------------------------------------------------
                                                    8    On Order     11/1/99
------------------------------------------------------------------------------
10kWe Liquid Fuel Model SFAA    68191-D1-100        1    Complete
------------------------------------------------------------------------------
                                                    2    Complete
------------------------------------------------------------------------------
                                                    3    On Order
------------------------------------------------------------------------------
                                                    4    On Order
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TGC Prototype Inventory
----------------------------------------------------------------------------------------------------------
                                   PO     Date Parts  Date H/W   Current    Assigned        Comments
                                 Resp.     Received    Ass'd     Location      To

----------------------------------------------------------------------------------------------------------
DOE Phase O (50 kWe)                                            Trailer B   Storage   Burner, CC
----------------------------------------------------------------------------------------------------------
DOE Phase I (10 kWe)                                            Trailer B   DOE PRDA  Burner, CC, Fuel Vap
----------------------------------------------------------------------------------------------------------
10 kWe Ngas Model EP                                            Bldg 46     EP Pgrm   Broken
----------------------------------------------------------------------------------------------------------
DOE Phase II, 10 kWe                                            Mfg Lab     DOE PRDA  Under Autopsy
Disintegrated
----------------------------------------------------------------------------------------------------------
Merchant H2 Thermal Reactor                                     PA          APCI
----------------------------------------------------------------------------------------------------------
Mini TGC                                                        Epyx Conf   MiniPox   Matt's Design
----------------------------------------------------------------------------------------------------------
190 kWth DOE Ph III                                             Bldg 46     DOE PRDA
----------------------------------------------------------------------------------------------------------
                                                                In Process  DOE PRDA
----------------------------------------------------------------------------------------------------------
10 kWe NGAS TGC Model BTU                                       Bldg 46     BTU #1    D. Hottle/M. Dorson
----------------------------------------------------------------------------------------------------------
                                                                Mfg Lab     BTU #2
----------------------------------------------------------------------------------------------------------
                                G. Block    12/27/99                        BTU #3    BTU Design Mods/DMI
----------------------------------------------------------------------------------------------------------
                                G. Block  due 1/14                          BTU #4
----------------------------------------------------------------------------------------------------------
                                G. Block  due 1/28                          BTU #5
----------------------------------------------------------------------------------------------------------
                                G. Block  due 2/11                          BTU #6
----------------------------------------------------------------------------------------------------------
                                G. Block  due 2/25                          BTU #7
----------------------------------------------------------------------------------------------------------
                                G. Block  due 3/10                          BTU #8
----------------------------------------------------------------------------------------------------------
10kWe Liquid Fuel Model SFAA                11/23/99            Mfg Lab     PPGM      D. Hottle/B. Nowicki
----------------------------------------------------------------------------------------------------------
                                            12/22/99            Mfg Lab     VW
----------------------------------------------------------------------------------------------------------
                                Gunther   due 1/24                           Renault
----------------------------------------------------------------------------------------------------------
                                Gunther   due 1/31                           SFAA 1A
----------------------------------------------------------------------------------------------------------

                               EPYX CONFIDENTIAL

--------------------------------------------------------------------------------
PrOx Reactor Prototype Inventory
--------------------------------------------------------------------------------
                            Model No.     Unit   Current    PO resp.     Date
                          (aka Drawing    S/N    Hardware               Parts
                              No.)                Status               Received
--------------------------------------------------------------------------------
5-Bed Test Reactor       N/A                 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10 kWe PrOx 1 Reactor    Matt's Sketch       1    Complete
--------------------------------------------------------------------------------
                         PROX1B-001          2                 n/a       n/a
--------------------------------------------------------------------------------
                         PROX1B-001          3    Complete     n/a       n/a
--------------------------------------------------------------------------------
                         PROX1B-001          4    Complete     n/a       n/a
--------------------------------------------------------------------------------
                         PROX1B-001          5    Complete     n/a       n/a
--------------------------------------------------------------------------------
                         PROX1B-001          6    Complete     n/a       n/a
--------------------------------------------------------------------------------
                         PROX1B-001          7    Complete     n/a       n/a
--------------------------------------------------------------------------------
                         PROX1B-001          8    Complete  A. Jamil    12/9/99
--------------------------------------------------------------------------------
                         PROX1B-001          9  In Process  A. Jamil    12/9/99
--------------------------------------------------------------------------------
                         68191-D1-401       10    On Order  D. Pichon  due 1/14
--------------------------------------------------------------------------------
                         68191-D1-401       11    On Order  D. Pichon  due 1/14
--------------------------------------------------------------------------------
                         68191-D1-401       12    On Order  D. Pichon  due 1/28
--------------------------------------------------------------------------------
                         68191-D1-401       13    On Order  D. Plchon  due 2/11
--------------------------------------------------------------------------------
                         68191-D1-401       14    On Order  D. Pichon  due 2/25
--------------------------------------------------------------------------------
                         68191-Dl-401       15    On Order  D. Pichon  due 3/10
--------------------------------------------------------------------------------
10 kWe PrOx 2 Reactor    68197-D1-300        1    Complete
--------------------------------------------------------------------------------
                                             2    Complete
--------------------------------------------------------------------------------
                                             3
--------------------------------------------------------------------------------
                         68197-D1-301        4    Complete             11/29/99
--------------------------------------------------------------------------------
                         68197-D1-301        5                         11/29/99
--------------------------------------------------------------------------------
                         68197-D1-301        6               Gunther   12/10/99
--------------------------------------------------------------------------------
                         68197-D1-301        7    Complete   Gunther   12/10/99
--------------------------------------------------------------------------------
                         68197-D1-301        8    Complete   Gunther   12/10199
--------------------------------------------------------------------------------
                         68197-D1-301        9    Complete   Gunther   12/10/99
--------------------------------------------------------------------------------
                         68197-D1-301       10               Gunther   12/10/99
--------------------------------------------------------------------------------
                         68197-Dl-301       11               Gunther   12/10/99
--------------------------------------------------------------------------------
                         68197-D1-301       12               Gunther   12/10/99
--------------------------------------------------------------------------------
                         68197-Dl-301       13               Gunther   12/10/99
--------------------------------------------------------------------------------
50 kWe PrOx 1 Reactor    34788-D1-301        1
--------------------------------------------------------------------------------
                                             2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
50 kWe PrOx 2 Reactor    34788-D1-401        1
--------------------------------------------------------------------------------
                                             2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PrOx Reactor Prototype Inventory
--------------------------------------------------------------------------------
                            Date      Date     Current    Assigned           Comments
                            H/W       Cat.     Location      To
                           Ass'd     Loaded
-------------------------------------------------------------------------------------------------
5-Bed Test Reactor                            Bldg 46       Storage
-------------------------------------------------------------------------------------------------
10 kWe PrOx 1 Reactor                         Bldg 46       MPR        Matt's Unit
-------------------------------------------------------------------------------------------------
                               n/a            Mat'ls Lab    Renault    AJ Design, MSM 9/98 Build
-------------------------------------------------------------------------------------------------
                               n/a            Mfg Lab       PPGM       AJ Design, MSM 9/98 Build
-------------------------------------------------------------------------------------------------
                               n/a            Bldg 46       MPR        AJ Design, MSM 11/98 Build
-------------------------------------------------------------------------------------------------
                               n/a            Bldg 46     BTU #1       AJ Design, MSM 11/98 Build
-------------------------------------------------------------------------------------------------
                               n/a            Mfg Lab     BTU #2       AJ Design, SKL 6/99  Build
-------------------------------------------------------------------------------------------------
                               n/a  12/20/99  BTU land    BTU #3       AJ Design, SKL 6/99  Build
-------------------------------------------------------------------------------------------------
                          12/23/99  12/27/99  BTU land    BTU #4       AJ Design, SKL 11/99 Build
-------------------------------------------------------------------------------------------------
                                      1/4/00  BTU land      VW         AJ Design, SKL 11/99 Build
-------------------------------------------------------------------------------------------------
                                              BTU land    BTU #5       Dean wil Order, DMI
-------------------------------------------------------------------------------------------------
                                              Mfg Lab     SFAA 1A      w/o support
-------------------------------------------------------------------------------------------------
                                              BTU land    BTU #6
-------------------------------------------------------------------------------------------------
                                              D. Pollica  BTU #7
-------------------------------------------------------------------------------------------------
                                                            ?
-------------------------------------------------------------------------------------------------
                                                            ?
-------------------------------------------------------------------------------------------------
10 kWe PrOx 2 Reactor                         Bldg 46     BTU #1       Alex, has T/Cs, pipe, 1L
-------------------------------------------------------------------------------------------------
                                              Mfg Lab     BTU #2
-------------------------------------------------------------------------------------------------
                                              Alex Cube   Storage
-------------------------------------------------------------------------------------------------
                               n/a  12/20/99  Bldg 46     PPGM         Redesign, thin wal, 1.5L
-------------------------------------------------------------------------------------------------
                                              Alex Cube   BTU #3
-------------------------------------------------------------------------------------------------
                                              Alex Cube   BTU #4
-------------------------------------------------------------------------------------------------
                                     1/10/00  Mat'ls Lab  Renault      2 t/c's & side hangers
-------------------------------------------------------------------------------------------------
                                     1/10/00  Mat'ls Lab  VW           2  t/c's & side hangers
-------------------------------------------------------------------------------------------------
                                              Mat'ls Lab  SFAA 1A
-------------------------------------------------------------------------------------------------
                                              Alex Cube   BTU #5
-------------------------------------------------------------------------------------------------
                                              Alex Cube   BTU #6
-------------------------------------------------------------------------------------------------
                                              Alex Cube   BTU #7
-------------------------------------------------------------------------------------------------
                                                          ?
-------------------------------------------------------------------------------------------------
50 kWe PrOx I Reactor                         Bldg 46     DOE PRDA  Alex
-------------------------------------------------------------------------------------------------
                                              Trailer A   DOE PRDA
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
50 kWe PrOx2 Reactor                          Storage     DOE PRDA  Alex
-------------------------------------------------------------------------------------------------
                                              Bldg 46     DOE PRDA  Mod for 2X volume
-------------------------------------------------------------------------------------------------


                               EPYX CONFIDENTIAL

--------------------------------------------------------------------------------
Miscellaneous Reactor Prototype Inventory
--------------------------------------------------------------------------------
                                                            Current
                                 Model No. (aka             Hardware   Design
                                  Drawing No.)    Unit S/N   Status   Release
--------------------------------------------------------------------------------
DOE Phase III LTS                34788-Dl-201        1      Complete   4/14/99
--------------------------------------------------------------------------------
                                                     2      Complete   4/14/99
--------------------------------------------------------------------------------
CDS Reactor                      Maria's sketch      1      Complete
--------------------------------------------------------------------------------
                                 68191-D1-451        2      Complete  11/22/99
--------------------------------------------------------------------------------
                                 68191-D1-451        3      Complete  11/22/99
--------------------------------------------------------------------------------
                                 68191-D1-451        4      Complete  11/22/99
--------------------------------------------------------------------------------
                                 68191-D1-451        5      Complete  11/22/99
--------------------------------------------------------------------------------
                                 68191-D1-451        6                11/22/99
-------------------------------------------------------------------------------
                                 68191-D1-451        7                11/22/99
--------------------------------------------------------------------------------
Steam Separator                  SS01-001            1      Complete
--------------------------------------------------------------------------------
                                 SS01-001            2
--------------------------------------------------------------------------------
                                 SS01-001            3
--------------------------------------------------------------------------------
                                 SS01-001            4
--------------------------------------------------------------------------------
                                 SS01-001            5
--------------------------------------------------------------------------------
                                 SS01-001            6
--------------------------------------------------------------------------------
                                 SS01-001            7
--------------------------------------------------------------------------------
Water Separator                  WS01-001            1      Complete
--------------------------------------------------------------------------------
                                 WS01-001            2
--------------------------------------------------------------------------------
                                 WS01-001            3
--------------------------------------------------------------------------------
                                 WS01-001            4
--------------------------------------------------------------------------------
                                 WS01-001            5
--------------------------------------------------------------------------------
                                 WS01-001            6
--------------------------------------------------------------------------------
                                 WS01-001            7
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Miscellaneous Reactor Prototype Inventory
------------------------------------------------------------------------------------------------
                                             Date
                                            Parts    Date Assy    Current    Assigned
                                 PO resp.  Received   Complete    Location      To     Comments
------------------------------------------------------------------------------------------------
DOE Phase III LTS                                                Mat'ls Lab  DOE PRDA  A. Jamll
------------------------------------------------------------------------------------------------
                                                                 Bldg 46     DOE PRDA
------------------------------------------------------------------------------------------------
CDS Reactor                                                                  BTU #1    M. Sun
------------------------------------------------------------------------------------------------
                                           11/29/99  - 12/20/99  Bldg 46     BTU #2    A. Rivera
------------------------------------------------------------------------------------------------
                                           11/29/99  -   1/6/00  BTU land    BTU #8
------------------------------------------------------------------------------------------------
                                 Gunther   12/10/99  -   1/6/00  BTU land    BTU #3
------------------------------------------------------------------------------------------------
                                 Gunther   12/10/99  -   1/6/00  BTU land    BTU #4
------------------------------------------------------------------------------------------------
                                 Gunther   12/10/99  -           BTU land    BTU #6
------------------------------------------------------------------------------------------------
                                 Gunther   12/10/99  -           BTU land    BTU #7
------------------------------------------------------------------------------------------------
Steam Separator                  Will                                        PPGM
------------------------------------------------------------------------------------------------
                                 Will       1/17/00                          Renault
------------------------------------------------------------------------------------------------
                                 Will       1/17/00                          VW
------------------------------------------------------------------------------------------------
                                 Will       1/24/00                          SFAA
------------------------------------------------------------------------------------------------
                                 Will       1/24/00
------------------------------------------------------------------------------------------------
                                 Will        2/4/00
------------------------------------------------------------------------------------------------
                                 Will        2/4/00
------------------------------------------------------------------------------------------------
Water Separator                  Will                                        PPGM
------------------------------------------------------------------------------------------------
                                 Will       1/17/00                          Renault
------------------------------------------------------------------------------------------------
                                 Will       1/17/00                          VW
------------------------------------------------------------------------------------------------
                                 Will       1/24/00                          SFAA
------------------------------------------------------------------------------------------------
                                 Will       1/24/00
------------------------------------------------------------------------------------------------
                                 Will        2/4/00
------------------------------------------------------------------------------------------------
                                 Will        2/4/00
------------------------------------------------------------------------------------------------

                               EPYX CONFIDENTIAL

Heat Exchangers
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                             Model No.(aka  Unit S/N   Current  Design   PO Resp      Date    Date H/W  Current   Assigned Comments
                              Drawing No.)            Hardware  Release              Parts     Ass'd    Location     To
                                                       Status                       Received
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Superradiator DOE Phase III                        1                                                              DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
                                                   2                                                              DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
Modine Phase III                                   1                                                              DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
                                                   2                                                              DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
Modine Phase IV                                    1                    B. Nowicki   12/9/99            Trailer   DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
                                                   2                    B. Nowicki   12/9/99            Trailer   DOE PRDA
------------------------------------------------------------------------------------------------------------------------------------
BTU PrOx Intercooler         Matt's sketch         1                                                              BTU #1
------------------------------------------------------------------------------------------------------------------------------------
                             Matt's sketch         2                                                              BTU #2
------------------------------------------------------------------------------------------------------------------------------------
                             68191-D1-651          3  On Order          Gus         due 1/14            Bldg 46   BTU #3
------------------------------------------------------------------------------------------------------------------------------------
                             68191-D1-651          4  On Order          Gus         due 1/14            Mfg Lab   BTU #4
------------------------------------------------------------------------------------------------------------------------------------
                                                   5  On Order          Gus         due 1/28                      BTU #5
------------------------------------------------------------------------------------------------------------------------------------
                                                   6  On Order          Gus         due 2/11                      BTU #6
------------------------------------------------------------------------------------------------------------------------------------
                                                   7  On Order          Gus         due 2/25                      BTU #7
------------------------------------------------------------------------------------------------------------------------------------
                                                   8  On Order          Gus         due 3/10                      BTU #8
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Epyx Custom Components Summary (Reactors, Heat Exchangers & Miscellaneous)
------------------------------------------------------------------------------------------------------------------------

Custom
Component                                     PrOx          LTS            Heat               Tail Gas      Steam
Status                  Fuel Processors       Reactors      Reactors       Exchangers         Combustors    Separators
------------------------------------------------------------------------------------------------------------------------
                                                                                              DOE Phase I
                                              5-Bed         LTS 1 (3.5 L   50 kWe Fuel        10 kWe Anode
                        50 kWe Ethanol        Test          Radial         Vaporizer          Burner + Auto
Existing Hardware       Model A               Reactor       Flow)          (8008-008)         Catalyst        Bo Special
------------------------------------------------------------------------------------------------------------------------
                                              PrOx 1
                        50 kWe Gasoline       (3.5L                        10 kWe Fuel
                        Model A (8008-        Radial                       Vaporizer          Natural Gas
Existing Hardware       101)                  Flow)                        (8037-002)         TGC (EP)
------------------------------------------------------------------------------------------------------------------------
                        10 kWe Gasoline                                                       Doe Phase 11
                        Model A (8035-        PrOx 2                                          1O kWe
Existing Hardware       001)                  (Monolith)                                      TGC/CC
------------------------------------------------------------------------------------------------------------------------
                                                                                              Merchant H2
                        10 kWe Gasoline                                                       Thermal
                        Model B (8037-                                                        Reactor
Existing Hardware       001)                                                                  (HGTGC-001)
------------------------------------------------------------------------------------------------------------------------
                        Merchant H2 FPA
Existing Hardware       (5064-001)
------------------------------------------------------------------------------------------------------------------------
                        MiniPox A (93747-
Existing Hardware       00)                   MiniPrOx                                       MiniTGC
------------------------------------------------------------------------------------------------------------------------
Existing Hardware       MiniPox B
------------------------------------------------------------------------------------------------------------------------
                                              190 kWth
                                              PrOx
                        190 kWth DOE          1(34788-D     190 kWth                         190 kWth DOE
                        Phase 111 (8051-      300) &        LTS (34788-                      Phase III TGC
New Designs             001)                  PrOx 2        D-200)                           (34788-D-100)
------------------------------------------------------------------------------------------------------------------------
                                              PS-1
New Designs             PS-1 FPA              PrOx          PS-1 LTS                          PS-1 TGC
------------------------------------------------------------------------------------------------------------------------

Inventory of EPYX Equipment In Laboratory 15L/109                                                                           3/31/00

 Quantity  Part                                                                                 Company                     ADL #
         2 Hoods for Ventilation                                                                Anemostat
         1 GC/MS with spare parts                                                               Hewlett Packard             140-135
         1 Furnace Type 6000 with separate Control Box                                          Thermolyne
         3 Gas Detectors (Combustibles, CO, H2)                                                 USI
         1 Printer                                                                              Minolta
         3 Bubble Generators with appropriate Kit                                               Gillian Sensodyne
         2 Corner Slate Top Cabinets containing glassware and GC sampling components
         1 Flexible Metal Hose                                                                  Cambridge Valve and Fittings
         2 Small computer stands on wheels
         1 5890 Series 11 G.C.                                                                  Hewlett Packard
         3 Carrier Gas Drying Tubes                                                             Supelco
         5 Cylinder Holders
         1 Microreactor Rig with Control Stand                                                  EPYX
           12 Mass Flowmeters, 1 Pressure Controller, 1 refrigerator, 1 oven                    Brooks, Cole Parmer, Lindberg
         1 Mesoreactor Rig with Control Stand                                                   EPYX
           7 Mass Flowmeters, 1 Pressure Controller, 1 refrigerator, 1 large oven               Brooks, Cole Parmer, Lindberg
         2 Toolboxes full of tools
         1 861OB G.C.                                                                           SRI
         1 Chrompack Micro G.C.                                                                 Varian
         2 Fuel Cell Test Stands                                                                EPYX
         1 Big Hydrocarbon Trap                                                                 R&D separations
         4 HPLC Pumps Series III                                                                Bodman
         1 Mobile Work Bench                                                                    Kennedy
         2 Gray one-shelf Work Bench
        33 Calibration Gas Cylinders                                                            Matheson and AGA
         1 PC Based Data Acquisition and Process Controller (2000)                              Camile
         1 Spare Oven Heating Element                                                           Lindberg
         1 Vacuum                                                                               Nilfisk
         1 Electric Boiler                                                                      Chromalox
         1 G.C. Work Bench
         1 Plastic Cart
         1 PH meter                                                                             Consort
         1 Gas Sample Carrier Intrument                                                         EPYX
         1 Mobile Cart with Part Storage Container full of Rig replacement equipment
         2 Large Gray Metal Cabinets

                                                      Submitted By: Carlo Cloffi

                                                                         3/31/00

Quantity Part                                                                                Company               ADL #
           Gas regulators, Electrical and Plastic and Metal Tube Fittings, and a TV
         1 Cabinet for Flammable Liquids Model 1962
         1 Respirator Storage Container with Several Respirator                              Global
         1 Slide Door Cabinet with Safet Equipment
         2 Hazardous Waster Compression Seal Containers
         1 Model 14658 Stirre/Hot Plate                                                      Cole Parmer
         1 Metal Shelf with GC equipment
         1 Ultrasonic Cleaner 3/4 Gallon                                                     Lab Safety
         3 1 Liter Dewar Flasks                                                              Naglene
         1 Spill Tray, 21"x17"x4"                                                            Lab Safety
         2 Infinite Divider Boxes with Lab Equipment                                         Lab Safety
         1 Lab Rack                                                                          Scienceware
         1 Dual Temperature Controller                                                       Omega-Custom
         1 Metal two shelf cart
         1 Heated Valve Box                                                                  Valco
         1 Metal Safety Can                                                                  Justrite
         1 Plastic Safety Can                                                                Justrite
         1 Metal Canopy
         1 Small cylinder carrier cart                                                       hand crafted


                                                      Submitted By: Carlo Cioffi

                                                        Catalyst Lab     3/31/00

                Inventory of EPYX Equipment In Laboratory 15L/108

      Quantity Part                                                             Company                       ADL #
               1 Hood for Ventilation with Cabinets                             Hamilton

               1 large Furnace                                                  Lindberg

               2 Gas Detectors (CO, H2)                                         USI

               1 Printer                                                        Minolta

               1 Corner Slate Top Cabinets containing GC sampling
                 components and Balance Equipment
               2 Six-Cylinder Holders
               1 Microreactor Rig with Control Stand                            EPYX
                 8 Rotameters, 2 Pressure Regulators, 1 clam-shell oven         Cole Parmer, Aircontrol INC.
               1 Toolboxes full of tools                                        Allen
               1 Chrompack Micro G.C.                                           Varian
               2 Syringe Pumps                                                  Harvard Apparatus
               1 G.C. Work Bench
               1 Large Gray Metal Chemical Cabinet
               1 Plastic Vent Hood
               1 Cabinet for Flammable Liquids
               1 Model 1103 Stirrer/Hot Plate                                   Jenway
               1 Wood Shell
               1 Laboratory Mixer with Controller
               2 Auto-transformers                                              Varlac
               1 Two-Gas cylinder Cabinet with Vent                             Matheson
               1 EZ-label Printer                                               Casio
               1 Slate top Sink with Cabinet
               1 Medium Slate top Cabinet with Microreactor rig spare parts
               2 Large Slate Top Cabinets Containing Catalyst, Glassware,
                 and Spare Equipment
               1 Periodic Table of Elements                                     Elsevier
               1 Dry Glass rack                                                 Kartell
               2 Fischer Burners                                                Fischer Scientific
               1 Laboratory Blender                                             Waring
               1 Water Ultrasonic Heater FS20                                   Fischer Scientific
               1 Mass Four-Flow Controller and Meter                            Porter
               1 Hydraulic Unit Model # 3912                                    Carver
               1 metal grinder                                                  Straub
               2 grinder                                                        Proctor-Silex
               1 scale                                                          Metler
               2 Dryers

                                                      Submitted By: Carlo Cioffi

                                                                         3/31/00

  Ouantity Part                                                  Company                  ADL #
         1 Nanopure Ultra-Pure Water System                      Barnstead
         1 60" Fan
         1 Water/Heater Oven                                     Omega
         1 Metal stand
         1 Masterflex C/L                                        Cole Parmer
         1 Consort P601                                          Cole Parmer
         1 Compaq DeskPro 3865 computer                          Compaq                   143-1954
         1 Computer Monitor                                      Compaq
         1 Laser Jet Printer                                     Hewlett Packard          143-1527
         22 Boxes of Purex Glassware                             Corning
         1 (110gX0.1mg) scale                                    Explorer
         1 Portable Scale                                        Ghaus
         1 Portable Clam Sheel Oven                              EPYX
         1 Circulator                                            Leeds and Northrup
         1 Laser-Particle Analyzer                               MicroTrac Fra
         1 Stirrer                                               Cole Parmer
         1 Rs-232/Rs-485 Converter/Repeater                      Omega
         2 large Plastic Tanks                                   Nalgene
         1 30/60 Heavy Duty Charger/ 200/300 amp Starter,
           Charge load tester with 6/12 volts                    Schumacher
         1 Oven/Vacuum Chamber/Pump Model 900                    Thermo-Environment
         1 Antek 900-s Total Sulfur Analyzer                     Antek
         1 Antek model 734-2 gas sample box                      Antek
         1 Antek model 735 syringe drive                         Antek
         1 Dell computer for Antek system, to be
           replaced from a laptop                                Dell
         1 HP6890 GC from pilot plant                            Hewlett Packard
         1 HP Vectra Computer for 6890 GC                        Hewlett Packard

                                                      Submitted By: Carlo Cioffi

                          Analytic Equipment (Partial)

----------------------------------------------------------------------------------------------------------------------
Type                         Mfr                       Model            SIN            Location     Special
----------------------------------------------------------------------------------------------------------------------
Laser Particle Analyzer      Microtrac                FRA                              15L/108
----------------------------------------------------------------------------------------------------------------------
Micro GC                     Varian                   CP2003P           941096         15L/108      Dual Channel
----------------------------------------------------------------------------------------------------------------------
Micro GC                     Varian                   CP2003P           941031         15L/109      Dual Channel
----------------------------------------------------------------------------------------------------------------------
GC                           Hewlett-Packard          5890              LR47359C       15L/109      w/Methanizer
----------------------------------------------------------------------------------------------------------------------
GC/MS                        Hewlett-Packard          6890/5973         US00007467     15L/109
----------------------------------------------------------------------------------------------------------------------
Total Sulfur Analyzer        Antek                    9000S                                         En Route
----------------------------------------------------------------------------------------------------------------------
GC                           SRI                      8610B             N1010          15L/136      w/Methanizer
----------------------------------------------------------------------------------------------------------------------
CO Analyzer                  Horiba                   VIA-510           572886022      15L/136      IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
O2 Analyzer                  Horiba                   VIA-510           573018013      15L/136      IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
CO2 Analyzer                 Horiba                   VIA-510           573018074      15L/136      IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
Gas Sampler                  EPYX                     Barrett                          15L/109      New
----------------------------------------------------------------------------------------------------------------------
Analytic Balance             OHAUS                    E01140            B364013972     15L/108      110g Max
----------------------------------------------------------------------------------------------------------------------
GC                           Hewlett-Packard          6890                             Bid 46       w/Methanizer
----------------------------------------------------------------------------------------------------------------------
Micro GC                     Hewlett-Packard          M200H                            Bid 46       Dual Channel
----------------------------------------------------------------------------------------------------------------------
Micro GC                     Varian                   CP2003P                          Bid 46       Dual Channel
----------------------------------------------------------------------------------------------------------------------
CO Analyzer                  Horiba                   VIA-510           Model B        Bid 46       IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
CO Analyzer                  Horiba                   VIA-510           Model B        Bid 46       IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
CO2 Analyzer                 Horiba                   VIA-510           Model B        Bid 46       IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
CO Analyzer                  Horiba                   VIA-510           Model B        Bid 46       IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
CO2 Analyzer                 Horiba                   VIA-510           Model B        Bid 46       IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
CO Analyzer                  Horiba                   VIA-510           Model B        Bid 46       IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
THC                          Horiba                   VIA-510           Model B        Bid T6       IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
NOX                          Horiba                   CLA-51OSS         Model B        Bid 46       IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------
O2 Analyzer                  Horiba                   MPA-520           Model B        Bid 46       IR Flow Cell Type
----------------------------------------------------------------------------------------------------------------------

                                                                        BLDG. 46

        James Cross
        03/31/2000 10:12 AM

To:     William Mitchell/ADLittle@ADLittle
cc:

Subject: Equipment List- Bldg 46 for Epyx/De Nora

bill -- here is list

------------ Forwarded by James Cross/ADLittle on 03/31/2000 10:12 AM ----------

        Pai-Yung Woo
        03/13/2000 03:08 PM

To:     James Cross/ADLittle@ADLittle
cc:

Hi James,

Per your request on Friday of document preparations for De Nora/Epyx business development effort, here is the List of major pieces of equipment and apparatus in Bldg. 46. Please let me know if you need additional informations.

P.Y.

Epyx Pilot Plant - Reformer/Fuel Cell Technology Development Center (Bldg. 46 at Acorn Park)

List of Major Pieces of Equipment and Apparatus

(1) Process Air Compressor
          Type: Rotary Screw Compressor
          Mfr.: Sullair Corporation, IN
          Model: ES11 Integral Compressor/Air Dryer
          Capacity: 40 hp, 163 ACFM, Max. pressure 125 PSI;

(2) Utility Air Compressor:
          Type: Reciprocating
          Mfr.: SpeedAir
          Model: 3JR77
          Capacity: 7 hp, 17 CFM @90 PSI

(3) Natural Gas Compressor:
          Type: Reciprocating
          Mfr.: Universal Air Products Corporation, VA
          Model: UR2.60-15NGB
          Capacity: 15 hp, 60 SCFM, 200 PSIG

(4) Process Chiller:
          Type: Compressor/refrigeration

          Mfr.: GC Industries, DE
          Model: Icewagon 100AC-OD
          Capacity: 5 hp, 10 tons @50F or 120k Btu/hr.

(5) Fuel Delivery Enclosure:
          Type: Steel and Fire-Rated
          Mfr.: Safety Storage Inc., CA
          Model: #15
          Capacity: 134 sq-ft

(6) Fuel Pumps (gear):
          Type: Gear
          Mfr.: Suntec Industries, Inc., IN
          Model: J6BC-325
          Capacity: 43GPH @ 100 PSIG

(7) Fuel Pump (vane)
          Type: Rotary Vane
          Mfr.: Weldon Pump, OH
          Model: A2015-A
          Capacity: 100GPH @75 PSIG @14VDC on gasoline

(8) Process Steam Generator:
          Type: Electric powered
          Mfr.: Emerson Electric Company, PA
          Model: CES-048A8F31-483
          Capacity: 68kW, 238 lb/hr., saturated, 150 PSIG max.

(9) Water Deionizer:
          Type: Ion-Exchange
          Mfr.: Barnstead/Thermolyne, IA
          Model: B-Pure
          Capacity: 30 GPH, 100 PSIG, 18 Mohm-cm

(10) Gas Monitor for Lab Safety (Carbon Monoxide)
          Type: Solid-state Diffusion
          Mfr.: US. Industrial Products Co Inc., CA
          Model: 4200R
          Capacity: 250 PPM, remote

(11) Gas Monitor for Lab Safety (Hydrogen)
          Type: Solid-state Diffusion
          Mfr.: U.S. Industrial Products Co Inc., CA
          Model: 7200R
          Capacity: 20k PPM, remote

(12) On-line Gas Analyzer-(CO)
          Type: Non-Dispersive Infrared analysis
          Mfr.: Horiba, CA
          Model: VIA-510
          Capacity: CO, 0 to 50%

(13) On-line Gas Analyzer (CO2)
          Type: Non-Dispersive Infrared analysis

          Mfr.: Horiba, CA
          Model: VIA-510
          Capacity: CO2, 0 to 20%

(14) On-line Gas Analyzer (CO)
          Type: Non-Dispersive Infrared analysis
          Mfr.: Horiba, CA
          Model: VIA-510
          Capacity: CO, 0 to 50, 100, 500, 1000 PPM

(15) On-line Gas Analyzer (O2)
          Type: Paramagnetic
          Mfr.: Horiba, CA
          Model: MPA-510
          Capacity: 0 to 5, 10, 25, 50%

(16) On-line Gas Analyzer (NO/NOx)
          Type: Chemiluminescence method
          Mfr.: Horiba, CA
          Model:CLA-510SS
          Capacity: 0 to 20, 50, 100, 200, 500, 1000, 2000 PPM

(17) On-line Gas Analyzer (HC)
         Type: Flame ionization
         Mfr.: Horiba, CA
         Model: FIA-510
         Capacity: Total HC (C3H8), 0 to 10, 50, 100, 500, 1000, 5000, 10000 PPM

(18) Process Ventilation Canopies (10)
         6,000 SCFM, 3,000 SCFM, 3,000 SCFM

(19) Electric Power: 300A @480V Total;

(20) Space: 3000 sq.ft total;

Reformer Lab (Bldg. 46)

Equipment List (with price for budgetary Planning)

40 HP air compressor (1)                          $16,000
180 gallon air tank (1)                           $1,200
60 gallon air tank (1)                            $600
N.G. compressor (1)                               $43,000
S/S after burn chamber (1)                        $3,500
Fuel enclosure (1)                                $30,000
Drum fuel delivery system (3)                     $1,500/ea       $4,500
Explosion proof motor (3)                         $500/ea         $1,500
Fuel drum spill skid (8)                          $350/ea         $2,800
Fuel pump motor (4)                               $150/ea         $600
20kW/40kW electric heater and controller (1)      $15,000
Process boiler (68kW) (1)                         $8,000
Process boiler (12kW) (1)                         $1,600
Process boiler (9kW) (2)                          $1,400/ea       $2,800
Process boiler (20kW) (1)                         $1,800/ea
Boiler feed pump (8)                              $ 330/ea        $2,640
Double head vacuum pump (4)                       $950/ea         $3,800
HEPA vacuum pump (2)                              $1,200/ea       $2,400
CO detector 4200R (8)                             $930/ea,        $7,440
H2 detector 7200R (8)                             $930/ea         $7,440
19" rack for analyzers (5)                        $1,700/ea       $8,500
CO analyzer 1000ppm (3)                           $9,650/ea       $28,950
CO analyzer 50% (3)                               $7,850/ea       $23,550
CO2 analyzer 20% (3)                              $8,000/ea       $24,000
O2 analyzer 100% (1)                              $9,000/ea
NOx analyzer (1)                                  $9,500
HC analyzer (1)                                   $22,000
Sampler (1)                                       $3,500
Process ventilation canopy system (9)             $1,350/ea       $12,150
Ventilation blower (3)                            $650/ea         $1,950
Dalton blower (1)                                 $300
Blue M oven (1)                                   $5,000
Battery charger (1)                               $500
Teel 20 gallon tank (1)                           $500
Patton Fan (1)                                    $200
Lathe insulation cutter (1)                       $1,500
Chiller (1)                                       $22,000
Refrigerator bath (5)                             $2,200/ea       $11,000
Total                                             $340,720

1 - HP 6890 GC      ~ 45K

1 - HP Micro GC     ~ 20K          - Various Lab Furniture
                                   - Cabinets & Parts
1 - VARIAN MICRO GC ~ 20K

                                                            FUEL CELL TECHNOLOGY

                           ELECTRONICS LAB 15/153 A
                           ------------------------


1.      3 ELECTRONICS BENCHES - LIST A

2.      Leader 730-3D Power Supply

3.      BK Model 1686 Power Supply

4.      WAHL SOLMAX 7485 Soldering Station

5.      MISC. ELECTRONICS STOCK PARTS

6.      FLUKE SCOPE METER

7.      3 EA - DIGITAL MULTI METERS

                                                                         15L/110


                    Materials Processing Laboratory Inventory

                                January 13, 2000


o    Vibco large vibrator SN 10B00206

o    Nilfisk GS80 Vacuum Cleaner

o    Buffalo Vibrator #200

o    Thermodyne Type 6000 Furnace, 0 to 2000(degree)F

o    Blue-M StabilTherm Oven, 0 to 600(degree)FLT-1041R

o    13 ft bench with cabinet

o    1000 lb. Capacity scale sv13237

o    Filter mate air purification system SN98.30.015

o    Valley craft drum hoist model #8565B 0599

o    Large mop and pail

o    Seven 55 gallon drums of catalyst

o    Twelve 30 gallon drums of catalyst

o    Fifteen 5 gallon drums of catalyst

o    10 ft. 55 gallon drum storage platform

o    Trash Can

o    Lab Furniture and Fume Hood

                                                               15L/138 INVENTORY

 4. Date  1/3/2000   5. Submitted by: Mark Hagan                     6. Ext.: 6559        Vendor Number:
          ----------                 -------------------------------         -----                      ----------------------------
 7. Deliver to (NAME):  Mary Lou Haud                                                     Buyer Name and Number:
                       ------------------------------------------------------------                            ---------------------
 8. Building / Room:   15L/120                                       9. Ext.: 6517        Extension:
                       ---------------------------------------------         -----                  --------------------------------
10. Date Needed:       1/10/2000                                                          C.E.R. Number:
                 -----------------------------------------------------------------                      ----------------------------
11. Case / Account: 93286-01                     12.  [ ] Gov. Case  [ ] Civ. Case        Standing Order: [ ]  Minority Vendor: [ ]
                    --------
13. Expense Category No.:     14. Unit No.: 194             15. Employee No.: 5956        Small Business Vendor: [ ]
                         -----             -----                             -----
16. Is substitute acceptable? [ ] Yes  [ ] No  17. Is Mat'l Certification required?       Lease/Rental Purchase: [ ] L  [ ] R
                                                   [ ] Yes  [ ] No                        Buyer's Confirmation: [ ] Yes [ ] No
18. Approval Signature                                                                    Follow-up Date:
                      ------------------------------------------------------------                       ---------------------------
                          Section Head / Case Leader / Business Manager
19. Vendor Name:                                                                          Date Received:
                         ---------------------------------------------------------                      ----------------------------
    [ ] Suggested Source      GRAINGER                                                    Received By:   (ADL Recv. Dept)
                         ---------------------------------------------------------                      ----------------------------
    [ ] Mandatory Source                                                                  Shipped Via:
                         ---------------------------------------------------------                     -----------------------------
    [ ] Vendor Contacted                                                                  Date Delivered to Recipient:
                         ---------------------------------------------------------                                   ---------------
                         CONTACT'S NAME                         PHONE NUMBER              Accepted By:
                         FAX NUMBER:                                                                   -----------------------------
                                                                                                         (Print/Legible Signature
                                                                                                             of Recipient )

____________________________________________________________________________________________________________________________________

                                                     PURCHASE ORDER No. 505546
Arthur D. Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
SHIP TO                                                                                                      DATE OF ORDER
LOCATION      [  ] SEE            [  ] 20 ACORN PARK             [  ] NO COPY TO RECEIVING
MARKED             BELOW               CAMBRIDGE, MA 02140-2390       NECESSARY
____________________________________________________________________________________________________________________________________
FOR USE ON GOVERNMENT CONTRACT NUMBER     PRIME  SUB   TO ARRIVE ON OR BEFORE   SHIP VIA  F.O.B.                        PPD  TERMS
                                                                                          SHIP PT. [ ]  DESTINATION [ ]
____________________________________________________________________________________________________________________________________

___________________________________________________________________________     [ ] MASSACHUSETTS SALES/USE TAX STATUS
___________________________________________________________________________         VENDOR REGISTRATION NO. 041549700
___________________________________________________________________________     [ ] TAXABLE, ADD IF REGISTERED MASS. VENDOR
___________________________________________________________________________     [ ] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
     ATTN:                                                                      [ ] EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
___________________________________________________________________________     [ ] EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                                [ ] OTHER
____________________________________________________________________________________________________________________________________
ITEM       QUANTITY   CATALOG NO.                       DESCRIPTION                                            PRICE
 NO.
____________________________________________________________________________________________________________________________________
  1           3       4W520 3W044 Edsal 3001 Gray Cabinet
____________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
  2           1       7W405  4TV75  48" INDUSTRIAL CABINET
____________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
  3           1       5U989  7D203  Welded Bin Storage Cabinet
___________________________________________________________________________________________________________________________________
  4          48       2W777                      Bins
___________________________________________________________________________________________________________________________________
  5        1624       2W779                      Bins
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                            TOTAL
  1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.           ____________________________________
  2. SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.          BUYER'S SIGNATURE ONLY

 4. Date  1/10/2000  5. Submitted by: Gus Block                      6. Ext.: 5412        Vendor Number:
          ----------                 -------------------------------         -----                      ----------------------------
 7. Deliver to (NAME):  Gus Block                                                         Buyer Name and Number:
                       ------------------------------------------------------------                            ---------------------
 8. Building / Room:   15L-103                                       9. Ext.: 5412       Extension:
                       ---------------------------------------------          -----                 -------------------------------
10. Date Needed:       1/11/2000                                                          C.E.R. Number:
                 -----------------------------------------------------------------                      ----------------------------
11. Case / Account: 93284-15                     12.  [ ] Gov. Case  [X] Civ. Case        Standing Order: [ ]  Minority Vendor: [ ]
                    --------
13. Expense Category No.:     14. Unit No.: 194             15. Employee No.:  932        Small Business Vendor: [ ]
                         -----             -----                             -----
16. Is substitute acceptable: [ ] Yes  [X] No  17. Is Mat'l Certification required        Lease/Rental Purchase: [ ] L  [ ] R
                                                   [ ] Yes  [X] No                        Buyer's Confirmation: [ ] Yes [ ] No
18. Approval Signature /s/                                                                Follow-up Date:
                      ------------------------------------------------------------                       ---------------------------
                          Section Head /  Case Leader / Business Manager
19. Vendor Name:                                                                          Date Received:
                         ---------------------------------------------------------                      ----------------------------
    [X] Suggested Source      Craftsman Industrial                                        Received By:   (ADL Recv. Dept)
                         ---------------------------------------------------------                      ----------------------------
    [X] Mandatory Source                                                                  Shipped Via:
                         ---------------------------------------------------------                     -----------------------------
    [ ] Vendor Contacted  800-776-8666                                                    Date Delivered to Recipient:
                         ---------------------------------------------------------                                   ---------------
                         CONTACT'S NAME                         PHONE NUMBER              Accepted By:
                         FAX NUMBER:                                                                   -----------------------------
                                                                                                         (Print/Legible Signature
                                                                                                             of Recipient )

____________________________________________________________________________________________________________________________________

                                                     PURCHASE ORDER No.
Arthur D. Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acom Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
SHIP TO                                                                                                      DATE OF ORDER
LOCATION      [  ] SEE            [X] 20 ACORN PARK             [  ] NO COPY TO RECEIVING
MARKED             BELOW               CAMBRIDGE, MA 02140-2390       NECESSARY
____________________________________________________________________________________________________________________________________
FOR USE ON GOVERNMENT CONTRACT NUMBER     PRIME  SUB   TO ARRIVE ON OR BEFORE   SHIP VIA  F.O.B.                        PPD  TERMS
                                                                                          SHIP PT. [ ]  DESTINATION [ ]
____________________________________________________________________________________________________________________________________

___________________________________________________________________________     [ ] MASSACHUSETTS SALES/USE TAX STATUS
___________________________________________________________________________         VENDOR REGISTRATION NO. 041549700
___________________________________________________________________________     [ ] TAXABLE, ADD IF REGISTERED MASS. VENDOR
___________________________________________________________________________     [ ] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
     ATTN:                                                                      [ ] EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
___________________________________________________________________________     [ ] EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                                [ ] OTHER
____________________________________________________________________________________________________________________________________
ITEM       QUANTITY   CATALOG NO.                       DESCRIPTION                                            PRICE
 NO.
____________________________________________________________________________________________________________________________________
  1           2       9-WOC3 Written Pipet Bench Vise, 7" opening
___________________________________________________________________________________________________________________________________
  2           2       9-27194 14.4V Portable Electric Drill
___________________________________________________________________________________________________________________________________
  3           1       9-31228 14 pc file set
___________________________________________________________________________________________________________________________________
  4           1       9-38463 8 oz. Ball Pein hammer
___________________________________________________________________________________________________________________________________
  5           1       9-38465 16 oz. Ball Pein hammer
___________________________________________________________________________________________________________________________________
  6           1       9-38466 24 oz. Ball Pein hammer
___________________________________________________________________________________________________________________________________
  7           1       9-MH40100 9" Pry Bar
___________________________________________________________________________________________________________________________________
  8           1       9-MH40102 18" Pry Bar
___________________________________________________________________________________________________________________________________
  9           1       9-39830 Universal Protractor / Level
___________________________________________________________________________________________________________________________________
 10           1       9-94876 Utility knife
___________________________________________________________________________________________________________________________________
 11           1       9-94881 Replacement blades, Pkg. 100
___________________________________________________________________________________________________________________________________
 12           1       9-KL-15INS Diagonal Pliers
___________________________________________________________________________________________________________________________________
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                            TOTAL
  1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.           ____________________________________
  2. SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.          BUYER'S SIGNATURE ONLY

 4. Date  1/10/2000  5. Submitted by: Gus Block                      6. Ext.:             Vendor Number:
          ----------                 -------------------------------         -----                      ----------------------------
 7. Deliver to (Name):                                                                    Buyer Name and Number:
                       ------------------------------------------------------------                            ---------------------
 8. Building/Room:                                                   9. Ext.:             Extension:
                       ---------------------------------------------          -----                 -------------------------------
10. Date Needed:                                                                          C.E.R. Number:
                 -----------------------------------------------------------------                      ----------------------------
11. Case/Account:                                12.  [ ] Gov. Case  [ ] Civ. Case        Standing Order: [ ]  Minority Vendor: [ ]
                    --------
13. Expense Category No.:     14. Unit No.:                 15. Employee No.:             Small Business Vendor: [ ]
                         -----             -----                             -----
16. Is substitute acceptable: [ ] Yes  [ ] No  17. Is Mat'l Certification required        Lease/Rental Purchase: [ ] L  [ ] R
                                                   [ ] Yes  [ ] No                        Buyer's Confirmation: [ ] Yes [ ] No
18. Approval Signature /s/                                                                Follow-up Date:
                      ------------------------------------------------------------                       ---------------------------
                          Section Head / Case Leader / Business Manager
19. Vendor Name:                                                                          Date Received:
                         ---------------------------------------------------------                      ----------------------------
    [ ] Suggested Source      Craftsman Industrial                                        Received By:   (ADL Recv. Dept)
                         ---------------------------------------------------------                      ----------------------------
    [ ] Mandatory Source                                                                  Shipped Via:
                         ---------------------------------------------------------                     -----------------------------
    [ ] Vendor Contacted                                                                  Date Delivered to Recipient:
                         ---------------------------------------------------------                                   ---------------
                         CONTACT'S NAME                         PHONE NUMBER              Accepted By:
                         FAX NUMBER:                                                                   -----------------------------
                                                                                                         (Print/Legible Signature
                                                                                                             of Recipient )

____________________________________________________________________________________________________________________________________

                                                     PURCHASE ORDER No.
Arthur D. Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
SHIP TO                                                                                                      DATE OF ORDER
LOCATION      [  ] SEE            [X] 20 ACORN PARK             [  ] NO COPY TO RECEIVING
MARKED             BELOW               CAMBRIDGE, MA 02140-2390       NECESSARY
____________________________________________________________________________________________________________________________________
FOR USE ON GOVERNMENT CONTRACT NUMBER     PRIME  SUB   TO ARRIVE ON OR BEFORE   SHIP VIA  F.O.B.                        PPD  TERMS
                                                                                          SHIP PT. [ ]  DESTINATION [ ]
____________________________________________________________________________________________________________________________________

___________________________________________________________________________     [ ] MASSACHUSETTS SALES/USE TAX STATUS
___________________________________________________________________________         VENDOR REGISTRATION NO. 041549700
___________________________________________________________________________     [ ] TAXABLE, ADD IF REGISTERED MASS. VENDOR
___________________________________________________________________________     [ ] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
     ATTN:                                                                      [ ] EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
___________________________________________________________________________     [ ] EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                                [ ] OTHER
____________________________________________________________________________________________________________________________________
ITEM       QUANTITY   CATALOG NO.                       DESCRIPTION                                            PRICE
 NO.
____________________________________________________________________________________________________________________________________
  25          1       9-AT6LN                  Long nose pliers locking 6'1
___________________________________________________________________________________________________________________________________
  26          1       9-BH10937                Balldriver L-wrench set, Inch
___________________________________________________________________________________________________________________________________
  27          1       9-BH10999                Balldriver L-wrench set, Metric
___________________________________________________________________________________________________________________________________
  28          1       9-4362                   10 pc. crowfoot wrench set
___________________________________________________________________________________________________________________________________
  29          1       9-WR1080                 1-1/8" crowfoot wrench
___________________________________________________________________________________________________________________________________
  30          1       9-WR1082                 1-1/4" crowfoot wrench
___________________________________________________________________________________________________________________________________
  31          2       9-42230                  12 pc. wrench set
___________________________________________________________________________________________________________________________________
  32          2       9-44933                  1" long pattern comb. wrench
___________________________________________________________________________________________________________________________________
  33          2       9-44935                  1-1/16" long pattern comb. wrench
___________________________________________________________________________________________________________________________________
  34          2       9-44936                  1-1/8" long pattern comb. wrench
___________________________________________________________________________________________________________________________________
  35          2       9-44937                  1-1/4" long pattern comb. wrench
___________________________________________________________________________________________________________________________________
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                            TOTAL
  1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.           ____________________________________
  2. SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.          BUYER'S SIGNATURE ONLY

 4. Date  1/10/2000  5. Submitted by: Gus Block                      6. Ext.: 5412       Vendor Number:
          ----------                 -------------------------------         ------                     ----------------------------
 7. Deliver to (Name):                                                                   Buyer Name and Number:
                       ------------------------------------------------------------                            ---------------------
 8. Building / Room:                                                 9. Ext.:            Extension:
                       ---------------------------------------------          -----                 -------------------------------
10. Date Needed:                                                                          C.E.R. Number:
                 -----------------------------------------------------------------                      ----------------------------
11. Case / Account:                              12.  [ ] Gov. Case  [ ] Civ. Case        Standing Order: [ ]  Minority Vendor: [ ]
                    --------
13. Expense Category No.:     14. Unit No.:                 15. Employee No.:             Small Business Vendor: [ ]
                         -----             -----                             -----
16. Is substitute acceptable: [ ] Yes  [ ] No  17. Is Mat'l Certification required        Lease/Rental Purchase: [ ] L  [ ] R
                                                   [ ] Yes  [ ] No                        Buyer's Confirmation: [ ] Yes [ ] No
18. Approval Signature /s/                                                                Follow-up Date:
                      ------------------------------------------------------------                       ---------------------------
                          Section Head /  Case Leader / Business Manager
19. Vendor Name:                                                                          Date Received:
                         ---------------------------------------------------------                      ----------------------------
    [ ] Suggested Source      Craftsman Industrial                                        Received By:   (ADL Recv. Dept)
                         ---------------------------------------------------------                      ----------------------------
    [ ] Mandatory Source                                                                  Shipped Via:
                         ---------------------------------------------------------                     -----------------------------
    [ ] Vendor Contacted                                                                  Date Delivered to Recipient:
                         ---------------------------------------------------------                                   ---------------
                         CONTACT'S NAME                         PHONE NUMBER              Accepted By:
                         FAX NUMBER:                                                                   -----------------------------
                                                                                                         (Print/Legible Signature
                                                                                                             of Recipient )

____________________________________________________________________________________________________________________________________

                                                     PURCHASE ORDER No.
Arthur D. Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acom Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
SHIP TO                                                                                                      DATE OF ORDER
LOCATION      [  ] SEE            [X] 20 ACORN PARK             [  ] NO COPY TO RECEIVING
MARKED             BELOW               CAMBRIDGE, MA 02140-2390       NECESSARY
____________________________________________________________________________________________________________________________________
FOR USE ON GOVERNMENT CONTRACT NUMBER     PRIME  SUB   TO ARRIVE ON OR BEFORE   SHIP VIA  F.O.B.                        PPD  TERMS
                                                                                          SHIP PT. [ ]  DESTINATION [ ]
____________________________________________________________________________________________________________________________________

___________________________________________________________________________     [ ] MASSACHUSETTS SALES/USE TAX STATUS
___________________________________________________________________________         VENDOR REGISTRATION NO. 041549700
___________________________________________________________________________     [ ] TAXABLE, ADD IF REGISTERED MASS. VENDOR
___________________________________________________________________________     [ ] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
     ATTN:                                                                      [ ] EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
___________________________________________________________________________     [ ] EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                                [ ] OTHER
____________________________________________________________________________________________________________________________________
ITEM       QUANTITY   CATALOG NO.                       DESCRIPTION                                            PRICE
 NO.
____________________________________________________________________________________________________________________________________
  36          2       9-44235           1/2" long pattern comb. wrench
___________________________________________________________________________________________________________________________________
  37          2       9-44236           9/16" long pattern comb. wrench
___________________________________________________________________________________________________________________________________
  38          2       9-44263           Extension bar 20" x 3/8"
___________________________________________________________________________________________________________________________________
  39          1       9-34843           3/8" 51 pc Socket set
___________________________________________________________________________________________________________________________________
  40          1       9-4435            Universal joint
___________________________________________________________________________________________________________________________________
  41          1       9-40169           Electronic Display caliper
___________________________________________________________________________________________________________________________________
  42          1       9-3869            6" Comb. square
___________________________________________________________________________________________________________________________________
  43          2       9-LFW9210         10' pocket tape
___________________________________________________________________________________________________________________________________
  44          1       9-67115           115 pc drill set
___________________________________________________________________________________________________________________________________
  45          1       9-65918           6-Drawer Pool Chest
___________________________________________________________________________________________________________________________________
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                            TOTAL
  1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.           ____________________________________
  2. SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.          BUYER'S SIGNATURE ONLY

 4. Date  1/10/2000  5. Submitted by: Gus Block                      6. Ext.: 5412        Vendor Number:
          ----------                 -------------------------------         -----                      ----------------------------
 7. Deliver to (Name):        Gus Block                                                   Buyer Name and Number:
                       ------------------------------------------------------------                            ---------------------
 8. Building / Room:           15L/103                               9. Ext.:             Extension:
                       ---------------------------------------------          -----                 -------------------------------
10. Date Needed:                                                                          C.E.R. Number:
                 -----------------------------------------------------------------                      ----------------------------
11. Case / Account:                              12.  [ ] Gov. Case  [ ] Civ. Case        Standing Order: [ ]  Minority Vendor: [ ]
                    --------
13. Expense Category No.:     14. Unit No.:                 15. Employee No.:             Small Business Vendor: [ ]
                         -----             -----                             -----
16. Is substitute acceptable: [ ] Yes  [ ] No  17. Is Mat'l Certification required        Lease/Rental Purchase: [ ] L  [ ] R
                                                   [ ] Yes  [ ] No                        Buyer's Confirmation: [ ] Yes [ ] No
18. Approval Signature /s/                                                                Follow-up Date:
                      ------------------------------------------------------------                       ---------------------------
                          Section Head / Case Leader / Business Manager
19. Vendor Name:                                                                          Date Received:
                         ---------------------------------------------------------                      ----------------------------
    [ ] Suggested Source      Craftsman Industrial                                        Received By:   (ADL Recv. Dept)
                         ---------------------------------------------------------                      ----------------------------
    [ ] Mandatory Source                                                                  Shipped Via:
                         ---------------------------------------------------------                     -----------------------------
    [ ] Vendor Contacted  800-776-8666                                                    Date Delivered to Recipient:
                         ---------------------------------------------------------                                   ---------------
                         CONTACT'S NAME                         PHONE NUMBER              Accepted By:
                         FAX NUMBER:                                                                   -----------------------------
                                                                                                         (Print/Legible Signature
                                                                                                             of Recipient )

____________________________________________________________________________________________________________________________________

                                                        PURCHASE ORDER No.
Arthur D. Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
SHIP TO                                                                                                      DATE OF ORDER
LOCATION      [  ] SEE            [ ] 20 ACORN PARK             [  ] NO COPY TO RECEIVING
MARKED             BELOW               CAMBRIDGE, MA 02140-2390       NECESSARY
____________________________________________________________________________________________________________________________________
FOR USE ON GOVERNMENT CONTRACT NUMBER     PRIME  SUB   TO ARRIVE ON OR BEFORE   SHIP VIA  F.O.B.                        PPD  TERMS
                                                                                          SHIP PT. [ ]  DESTINATION [ ]
____________________________________________________________________________________________________________________________________

___________________________________________________________________________     [ ] MASSACHUSETTS SALES/USE TAX STATUS
___________________________________________________________________________         VENDOR REGISTRATION NO. 041549700
___________________________________________________________________________     [ ] TAXABLE, ADD IF REGISTERED MASS. VENDOR
___________________________________________________________________________     [ ] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
     ATTN:                                                                      [ ] EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
___________________________________________________________________________     [ ] EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                                [ ] OTHER
____________________________________________________________________________________________________________________________________
ITEM       QUANTITY   CATALOG NO.                       DESCRIPTION                                            PRICE
 NO.
____________________________________________________________________________________________________________________________________
  46          1       T-65919                            Rollaway
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                            TOTAL
  1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.           ____________________________________
  2. SHOW ORDER NUMBER ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.          BUYER'S SIGNATURE ONLY

    Date  1/10/2000  5. Submitted by: Gus Block                      6. Ext.: 5412            Vendor Number:
          ----------                  -------------------------------         -----                           ---------------------
    Deliver to (Name):  Gus Block                                                             Buyer Name and Number:
                       ------------------------------------------------------------                           ---------------------
8.  Building / Room:   15L/103                                       9. Ext.: 5412       Extension:
                       ---------------------------------------------          -----                 -------------------------------
10. Date Needed:       1/11/2000                                                          C.E.R. Number:
                 -----------------------------------------------------------------                     ----------------------------
11. Case / Account: 93286-15                     12.  [ ] Gov. Case  [X] Civ. Case        Standing Order: [ ]  Minority Vendor: [ ]
                    --------
13. Expense Category No.:     14. Unit No.: 194             15. Employee No.: 0932        Small Business Vendor: [ ]
                         -----             -----                             -----
16. Is substitute acceptable: [ ] Yes  [X] No  17. Is Mat'l Certification required        Lease/Rental Purchase: [ ] L  [ ] R
                                                   [ ] Yes  [X] No                        Buyer's Confirmation: [ ] Yes [ ] No
18. Approval Signature /s/                                                                Follow-up Date:
                      ------------------------------------------------------------                       ---------------------------
                          Section Head /  Case Leader / Business Manager
19. Vendor Name:                                                                          Date Received:
                         ---------------------------------------------------------                      ----------------------------
    [X] Suggested Source      McMaster Carr                                               Received By:   (ADL Recv. Dept)
                         ---------------------------------------------------------                      ----------------------------
    [ ] Mandatory Source                                                                  Shipped Via:
                         ---------------------------------------------------------                     -----------------------------
    [ ] Vendor Contacted  800-776-8666                                                    Date Delivered to Recipient:
                         ---------------------------------------------------------                                   ---------------
                         CONTACT'S NAME                         PHONE NUMBER              Accepted By:
                         FAX NUMBER:                                                                   -----------------------------
                                                                                                         (Print/Legible Signature
                                                                                                             of Recipient)

____________________________________________________________________________________________________________________________________

                                                        PURCHASE ORDER No.
Arthur D. Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
SHIP TO                                                                                                      DATE OF ORDER
LOCATION      [  ] SEE            [X] 20 ACORN PARK             [  ] NO COPY TO RECEIVING
MARKED             BELOW              CAMBRIDGE, MA 02140-2390       NECESSARY
____________________________________________________________________________________________________________________________________
FOR USE ON GOVERNMENT CONTRACT NUMBER     PRIME  SUB   TO ARRIVE ON OR BEFORE   SHIP VIA  F.O.B.                        PPD  TERMS
                                                                                          SHIP PT. [ ]  DESTINATION [ ]
____________________________________________________________________________________________________________________________________

___________________________________________________________________________     [ ] MASSACHUSETTS SALES/USE TAX STATUS
___________________________________________________________________________         VENDOR REGISTRATION NO. 041549700
___________________________________________________________________________     [ ] TAXABLE, ADD IF REGISTERED MASS. VENDOR
___________________________________________________________________________     [ ] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
     ATTN:                                                                      [ ] EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
___________________________________________________________________________     [ ] EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                                [ ] OTHER
____________________________________________________________________________________________________________________________________
ITEM       QUANTITY   CATALOG NO.                       DESCRIPTION                                            PRICE
 NO.
____________________________________________________________________________________________________________________________________
  1           3       8290A31          Ratchet tube cutter
___________________________________________________________________________________________________________________________________
  2           3       8290A32          Ratchet tube cutter
___________________________________________________________________________________________________________________________________
  3          12       8290A33          Extra tube cutter wheels
___________________________________________________________________________________________________________________________________
  4          12       8290A34          Extra tube cutter wheels
___________________________________________________________________________________________________________________________________
  5           3       8910A12          Variable diameter drills
___________________________________________________________________________________________________________________________________
  6           1       60515A3          2 lb. dead blow hammer
___________________________________________________________________________________________________________________________________
  7           1       5682A47          Phillips Round blade screwdriver
___________________________________________________________________________________________________________________________________
  8           1       6970A11          Slotted round blade X-long screwdriver
___________________________________________________________________________________________________________________________________
  9           1       6714T82          Flashlight
___________________________________________________________________________________________________________________________________
 10           2       4075A21          Hacksaw
___________________________________________________________________________________________________________________________________
 11           2       2476A25          Hacksaw blades, 24 tpi
___________________________________________________________________________________________________________________________________
 12           3       7016K71          Standard Reel Retracting Electric Cord
___________________________________________________________________________________________________________________________________
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                            TOTAL
  1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.           ____________________________________
  2. SHOW ORDER NUMBERS ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.         BUYER'S SIGNATURE ONLY
  3. WHERE FREIGHT CHARGES ARE APPLICABLE, PLEASE PREPAY AND ADD.

 4. Date 12/23/1999  5. Submitted by: Gus Block                      6. Ext.: 5412       Vendor Number:
         ----------                 -------------------------------           ----                      ----------------------------
 7. Deliver to (Name):  Gus Block                                                         Buyer Name and Number:
                       ------------------------------------------------------------                            ---------------------
 8. Building/Room:      15L/138                                       9. Ext.: 5412       Extension:
                       ---------------------------------------------           ----                 -------------------------------
10. Date Needed:        1/7/2000                                                          C.E.R. Number:
                 -----------------------------------------------------------------                      ----------------------------
11. Case / Account: 93286-15                     12.  [ ] Gov. Case  [X] Civ. Case        Standing Order: [ ]  Minority Vendor: [ ]
                    --------
13. Expense Category No.:     14. Unit No.: 194             15. Employee No.: 0932        Small Business Vendor: [ ]
                         -----             -----                             -----
16. Is substitute acceptable: [ ] Yes  [X] No  17. Is Mat'l Certification required        Lease/Rental Purchase: [ ] L  [ ] R
                                                   [ ] Yes  [X] No                        Buyer's Confirmation: [ ] Yes [ ] No
18. Approval Signature                                                                    Follow-up Date:
                      ------------------------------------------------------------                       ---------------------------
                          Section Head /  Case Leader / Business Manager
19. Vendor Name:                                                                          Date Received:
                         ---------------------------------------------------------                      ----------------------------
    [X] Suggested Source      Global Industrial Equipment                                 Received By:   (ADL Recv. Dept)
                         ---------------------------------------------------------                      ----------------------------
    [ ] Mandatory Source                                                                  Shipped Via:
                         ---------------------------------------------------------                     -----------------------------
    [ ] Vendor Contacted  800-645-1232                                                    Date Delivered to Recipient:
                         ---------------------------------------------------------                                   ---------------
                         CONTACTS NAME                         PHONE NUMBER               Accepted By:
                         FAX NUMBER:                                                                   -----------------------------
                                                                                                         (Print/Legible Signature
                                                                                                             of Recipient )

____________________________________________________________________________________________________________________________________

                                                     PURCHASE ORDER No. 505546
                                                        Fax: 800-336-3818  Part No.

Arthur D. Little
INVOICE TO:
Arthur D. Little, Inc.
20 Acorn Park, Cambridge, MA USA 02140-2390 . Telephone 617-498-5000 . Telefax: 617-498-7030
SHIP TO                                                                                                      DATE OF ORDER
LOCATION      [  ] SEE            [X] 20 ACORN PARK             [  ] NO COPY TO RECEIVING
MARKED             BELOW              CAMBRIDGE, MA 02140-2390       NECESSARY
____________________________________________________________________________________________________________________________________
FOR USE ON GOVERNMENT CONTRACT NUMBER     PRIME  SUB   TO ARRIVE ON OR BEFORE   SHIP VIA  F.O.B.                        PPD  TERMS
                                                                                          SHIP PT. [ ]  DESTINATION [ ]
____________________________________________________________________________________________________________________________________

___________________________________________________________________________     [ ] MASSACHUSETTS SALES/USE TAX STATUS
___________________________________________________________________________         VENDOR REGISTRATION NO. 041549700
___________________________________________________________________________     [ ] TAXABLE, ADD IF REGISTERED MASS. VENDOR
___________________________________________________________________________     [ ] EXEMPT, FOR RESALE, CERTIFICATE FURNISHED
     ATTN:                                                                      [ ] EXEMPT, FOR MFG. USE, CERTIFICATE FURNISHED
___________________________________________________________________________     [ ] EXEMPT, NOT TAXABLE BY MASS. LAW
                                                                                [ ] OTHER
____________________________________________________________________________________________________________________________________
ITEM       QUANTITY   CATALOG NO.                       DESCRIPTION                                            PRICE
 NO.
____________________________________________________________________________________________________________________________________
  1           6       DH 651397           60x36" Basic Bench, Maple top                                      248.95       3 wks
___________________________________________________________________________________________________________________________________
  2           3       DH 651416           48X24" Bench Return, Maple top                                     154.95       in store
___________________________________________________________________________________________________________________________________
  3           6       DH 651431           60"  Bench Upright                                                  95.95       "
___________________________________________________________________________________________________________________________________
  4           6       DH 651428           60X12" Cantilever Shelf                                             72.95       "
___________________________________________________________________________________________________________________________________
  5           3       DH 651443           60" Bin Panel Kit, 3 Bin Panels                                     67.95       3 wks
___________________________________________________________________________________________________________________________________
  6           3       DH 651444           60" Bin Panel, 2 Bin Panels, 1 Steel                                63.95       in store
___________________________________________________________________________________________________________________________________
  7           3       DH 651439           48" Electric Strip                                                  47.95       3  wks
___________________________________________________________________________________________________________________________________
  8           3       DH 651436           24" Bench Drawer                                                    51.95       "
___________________________________________________________________________________________________________________________________
  9           3       DH 651438           36" Bench Drawer                                                    55.95       "
___________________________________________________________________________________________________________________________________
 10           6       DH 651455           60X16" Lower Shelf                                                  64.95       in store
___________________________________________________________________________________________________________________________________
 11           2       DH 344853           Production Stool                                                   251.95       7 days
___________________________________________________________________________________________________________________________________
 12                                       Cont'd                                                      p. 1of 2
___________________________________________________________________________________________________________________________________
    THIS ORDER SUBJECT TO CONDITIONS OF SALE ON FACE AND REVERSE SIDE.                            TOTAL
  1. ACKNOWLEDGE THIS ORDER IMMEDIATELY, GIVING PRICE AND FULL DELIVERY INFORMATION.           ____________________________________
  2. SHOW ORDER NUMBERS ON ALL INVOICES, PACKAGES, SHIPPING PAPERS AND CORRESPONDENCE.         BUYER'S SIGNATURE ONLY

                           Please see Changes in Bold

                       EPYX Inventory (194) as of 3/31/00

ASSET               LAST                 FIRST             MAKE                 MODEL
300-2702            Batal                John              IBM                  17" color monitor
300-2704            Batal                John              IBM                  PC300PL/400
300-1418            Bentley              Jeffrey           IBM                  Thinkpad 560
300-1562            Bentley              Jeffrey           IBM                  Thinkpad 560E P/MMX
300-2452            Bentley              Jeffrey           IBM                  PC300 PL
300-2511            Bentley              Jeffrey           IBM                  21" G72 FS color monitor
300-2548            Bentley              Jeffrey           IBM                  Thinkpad 600
300-2970            Bentley              Jeffrey           IBM                  Thinkpad 600X
800-1704            Bentley              Jeffrey           Compaq               LTE 5100 pentium
800-3777            Bentley              Jeffrey           MAG Innovation       17" color monitor
300-2463            Block                Gus               Compaq               Deskpro 4000
300-2464            Block                Gus               Compaq               Deskpro 4000
300-2465            Block                Gus               Compaq               Deskpro 4000
300-2504            Block                Gus               Compaq               15" color monitor
300-2787            Block                Gus               IBM                  Thinkpad 600
800-1988            Block                Gus               IBM                  Thinkpad 560
800-2940            Block                Gus               Compaq               15" color monitor
800-3110            Block                Gus               Compaq               15" color monitor
800-3882            Block                Gus               Compaq               15" color monitor
143-4397            Block                Stephen           AST                  AST SVGA-l-R
300-2451            Bowers               Brian             IBM                  PC300 PL
300-2469            Bowers               Brian             IBM                  17" color monitor
300-1671            Boyd                 Stephen           Compaq               17" color monitor
300-1672            Boyd                 Stephen           Compaq               Deskpro 4000
300-1318            Celona               John              Compaq               17" color monitor
300-1895            Celona               John              Compaq               Deskpro 4000
800-3871            Chintawar            Prashant          Quantex              QP6 PII/300 MHz
800-3872            Chintawar            Prashant          Quantex              17" color monitor
300-1973            Cioffi               Carlo             Compaq               17" color monitor
300-2958            Cioffi               Carlo             IBM                  PC300PL/550
300-2964            Cioffi               Carlo             IBM                  17 color G76

300-2445                        Cole                Terence            IBM           PC300 PL
300-2473                        Cole                Terence            IBM           17" color monitor
800-3785                        Cole                Terence            Quantex       17" color monitor
300-2379                        Cross               James              IBM           Thinkpad 600
300-2796                        Cross               James              IBM           Thinkpad 600X
800-2107                        Cross               James              IBM           Thinkpad 560
800-3776                        Dorson              Matthew            Quantex       QP6 P11/300 MHz
300-2959                        Goodwin             Marc               IBM           PC300PL/550
300-2967                        Goodwin             Marc               IBM           17 color G76
300-1666                        Goodwin             Mark               IBM           Thinkpad 380 ED
300-1459                        Hagan               Mark               Compaq        15" color monitor
800-3513                        Hagan               Mark               Compaq        Deskpro 6000
800-3771                        Hagan               Mark               Compaq        Deskpro 6000
300-2962                        Hailes              Rebecca            IBM           PC300PL/550
300-2968                        Hailes              Rebecca            IBM           17 color G76
300-1786                        Hand                Mary               Tektronix     Phaser 560C color laser
300-1900                        Hand                Mary               Compaq        17" color monitor
300-2696                        Hand                Mary               IBM           PC300PL/400
800-3765                        Hansen              Wesley             IBM           Thinkpad 600
300-2467                        Harvey              Richard            Compaq        Deskpro 4000
300-1393                        Haverty             Alina              Compaq        Deskpro 4000
300-2397                        Haverty             Alina              IBM           17" color monitor
300-2687                        Haverty             Alina              IBM           PC300PL/350
143-1954                        He                  Bo-Xiong           Compaq        Deskpro 386s
300-2609                        He                  Bo-Xiong           IBM           Thinkpad 600
800-2245                        Hill                Steven             Compaq        17" color monitor
800-2505                        Hill                Steven             Compaq        Deskpro Pentium 4000
300-2804                        Jamil               Anwar              IBM           Intellistation MPro
800-2147                        Khan                Abdul              Apple         17" color monitor
800-2954                        Khan                Abdul              IBM           Thinkpad 365XD
300-1976                        Kottenstette        Nicholas           Compaq        17" color monitor
800-1348                        Kottenstette        Nicholas           Compaq        Deskpro 590 Pentium
300-2444                        Landry              Brian              IBM           PC300 PL
300-2541                        Landry              Brian              IBM           PC300 PL
800-3611                        Landry              Brian              IBM           PC300 PL
800-3612                        Landry              Brian              IBM           17" color monitor
143-5547                        Lavine              KathySue           Apple         17" color monitor

300-2594                        Liu                 Helen              IBM                     PC300PL
300-2697                        Liu                 Helen              IBM                     17" color monitor
143-1527                        Mitchell            William            Hewlett-Packard         HP Laserjet II
143-3203                        Mitchell            William                                    Radius B/W (Apple)
143-3877                        Mitchell            William                                    RGB
143-4863                        Mitchell            William            Compaq                  Deskpro 486 33i
143-5132                        Mitchell            William            Apple                   RGB Color Display
143-5551                        Mitchell            William            Apple                   Apple 15" Color
300-1894                        Mitchell            William            Compaq                  Deskpro 4000
300-1975                        Mitchell            William            Compaq                  17" color monitor
300-2427                        Mitchell            William            IBM                     PC300 PL
300-2443                        Mitchell            William            IBM                     PC300 PL
300-2458                        Mitchell            William            IBM                     17" color monitor
300-2474                        Mitchell            William            IBM                     17" color monitor
300-2512                        Mitchell            William            IBM                     21" G72 FS color monitor
300-2678                        Mitchell            William            IBM                     PC300PL/350
300-2679                        Mitchell            William            IBM                     17" color monitor
300-2684                        Mitchell            William            IBM                     PC300PL/350
300-2686                        Mitchell            William            IBM                     PC300PL/350
300-2700                        Mitchell            William            IBM                     17" color monitor
300-2705                        Mitchell            William            IBM                     PC300PL/400
300-2708                        Mitchell            William            IBM                     17" color monitor
300-2744                        Mitchell            William            IBM                     PC300 PL
300-2745                        Mitchell            William            IBM                     17" color monitor
300-2797                        Mitchell            William            IBM                     Thinkpad 600X
300-3779                        Mitchell            William            Hewlett-Packard         Vectra VL7
800-                            Mitchell            William            MAG Innovation          17" color monitor
800-                            Mitchell            William            MAG Innovation          17" color monitor
800-1012                        Mitchell            William            IBM                     ThinkPad 755C
800-1363                        Mitchell            William            Compaq                  Compaq 15" Color
800-1387                        Mitchell            William            Compaq                  Deskpro 5100 (Pentium)
800-2945                        Mitchell            William            Compaq                  Compaq 2000
800-2946                        Mitchell            William            Compaq                  17" color monitor
800-3501                        Mitchell            William            Apple                   LaserWriter 16/600 Postscript
800-3762                        Mitchell            William            MAG Innovation          17" color monitor
800-3763                        Mitchell            William            Hewlett-Packard         Vectra VU
860-3764                        Mitchell            William            Hewlett-Packard         17" color monitor

800-3766         Mitchell            William            Hewlett-Packard          LaserJet 400OTN
800-3767         Mitchell            William            Hewlett-Packard          Kayak XA
800-3768         Mitchell            William            Hewlett-Packard          17" color monitor
800-3769         Mitchell            William            Compaq                   Deskpro 6000
800-3770         Mitchell            William            Compaq                   17" color monitor
800-3772         Mitchell            William            Compaq                   17" color monitor
800-3773         Mitchell            William            Hewlett-Packard          Vectra VL7
800-3774         Mitchell            William            Hewlett-Packard          Vectra VL7
800-3775         Mitchell            William            IBM                      Thinkpad 600
800-3778         Mitchell            William            Hewlett-Packard          17" Ergo 1284
300-2448         Morriseau           Brian              IBM                      PC300 PL
300-2457         Morriseau           Brian              IBM                      17" color monitor
300-2960         Mosher              Paul               IBM                      PC300PL/550
300-2965         Mosher              Paul               IBM                      17 color G76
800-2139         Mosher              Paul               Compaq                   Deskpro 4000     Given to Jason Willey
300-2426         Northrop            William            IBM                      PC300 PL
300-2455         Northrop            William            IBM                      17" color monitor
143-3632         Nowicki             Brian              AST                      SVGA
143-4865         Nowlckl             Brian              Compaq                   Deskpro 486 66i
300-1897         Nowicki             Brian              Compaq                   Deskpro 4000
300-1901         Nowlckl             Brian              Compaq                   17" color monitor
300-2802         Nowicki             Brian              IBM                      20" monitor
300-2803         Nowicki             Brian              IBM                      20" monitor
300-2805         Nowicki             Brian              IBM                      Intellistation MPro
300-2806         Nowicki             Brian              IBM                      Intellistation MPro
300-3116         Nowicki             Brian              IBM                      17" color monitor
800-1824         Nowicki             Brian              IBM                      21" P260
800-2503         Nowicki             Brian              Compaq                   Deskpro Pentium 4000
800-2504         Nowicki             Brian              Compaq                   15" color monitor
800-3311         Nowicki             Brian              Mag DX 1745              17" color monitor
800-3312         Nowicki             Brian              Mag DX 1745              17" color monitor
800-3313         Nowicki             Brian              Mag DX 1745              17" color monitor
300-2961         Polevaya            Olga               IBM                      PC300PL/550
300-2966         Polevaya            Olga               IBM                      17 color G76
800-2574         Polevaya            Olga               IBM                      Thinkpad 560     Back to stock for future new hire
300-2446         Pollica             Darryl             IBM                      PC300 PL
300-2471         Pollica             Darryl             IBM                      17" color monitor

300-2613           Pollica             Darryl             IBM           PC300PL/350
300-2430           Prabhu              Srinivasa          IBM           Thinkpad 600
800-3960           Prabhu              Srinlvasa          IBM           Thinkpad 560
300-2450           Qi                  Frank              IBM           PC300 PL
300-2456           Qi                  Frank              IBM           17" color monitor
300-2513           Rivera              Alejandro          IBM           21" G72 FS color monitor
300-2807           Rivera              Alejandro          IBM           Intellistation MPro
300-2428           Rizzo               Vincent            IBM           PC300 PL
300-2470           Rizzo               Vincent            IBM           17" color monitor
300-4007           Rizzo               Vincent            IBM           21" P260 Stealth Black Monitor
300-4008           Rizzo               Vincent            IBM           Intellistation MPRO Pentium III/733
300-4009           Rizzo               Vincent            IBM           21" P260 stealth black color monitor
300-4010           Rizzo               Vincent            IBM           Intellistation MPRO Pentium III/733
300-1898           Rounds              Robert             Compaq        17" color monitor
300-2325           Rounds              Robert             Compaq        Deskpro 4000
300-2472           Rumsey              Jennifer           IBM           17" color monitor
300-2595           Rumsey              Jennifer           IBM           PC300PL/400
300-1668           Sylvester           Richard            Compaq        17" color monitor
300-1669           Sylvester           Richard            Compaq        Deskpro 4000
143-4575           Teagan              William            IBM           Thinkpad 720C   Transfer to Unit 966- Not In Unit 194
300-1477           Thompson            Craig              Compaq        Deskpro 4000
300-2675           Thompson            Craig              IBM           PC300PL/350
300-2703           Thompson            Craig              IBM           17" color monitor
300-1623           UNASSIGNED                             Compaq        Deskpro 6000
300-1036           Unassigned          AcornPark          Compaq        Deskpro 4000 LS
300-1191           Unassigned          Unassigned         Compaq        Armada 4131T
300-2963           Unassigned          Unassigned         IBM           PC300PL/550
300-2969           Unassigned          Unassigned         IBM           17 color G76
300-2971           Unassigned          Unassigned         IBM           Thinkpad 60OX
800-1359           UNASSIGNED          UNASSIGNED         Compaq        Deskpro 590 (Pentium)
800-3098           UNASSIGNED          UNASSIGNED         Compaq        Armada 1130T
300-1427           Unassigned                             Compaq        Armada 4131T
300-1458           UNASSIGNED                             Compaq        Deskpro 4000
800-3144           Voduc               Vinh               IBM           Thinkpad 560
300-2015           Zhao                James              Compaq        Deskpro 4000
300-2123           Zhao                James              Compaq        17" color monitor
800-2045           Zhao                Jessica            IBM           Thinkpad 560

NEC Multisync XMz9 Plus V Videoplayer
Viewsonic Prof. Svcs. PT813 Monitor
Flight Computer (Serial No. #25M1012)
H-P LaserJet 4000 printer
H-P LaserJet 4000 printer
Furniture: Office cubicles
Kodak DC 120 Camera

                                 Schedule 3.17
                                 -------------

EPYX has limited accounts receivable from ADL for contracts previously identified in Schedule 3.5.

                                 Schedule 3.18
                                 -------------

                                      None

                                Schedule 3.19(a)
                                ----------------


                         See attached Schedule 3.19(a)

               EPYX Rost For Job Classification and Adjustments

Supervisor
  Name                       Name            ID No.   Hire Date    Arthur D. Little Job Title        Status   Class  FT/PT
----------------      ----------------       ------   ---------  ------------------------------      ------   -----  -----
Hand, Mary L          Haverly, Alina H       5689     05-May-86  Administrative Assistant              A        E      P
Bentley, Jeffrey M    Hand, Mary L           8053     28-Mar-77  Business Assistant III                A        E      F
Brodsky, Mark         Bentley, Jeffrey M.    5675     21-Apr-86  Director                              A        E      F
Bentley, Jeffrey M    Cross III, James C      865     28-Dec-95  Consultant                            A        E      F
Bentley, Jeffrey M    Mitchell, William L     152     06-Mar-95  Senior Consultant                     A        E      F

Mitchell, William L   Landry, Brian P        6446     20-Apr-98  Senior Consultant                     A        E      F

Chintawar, Prashant   Ciotti, Carlo Mario    5307     11-Oct-99  Consultant                            A        E      F
Chintawar, Prashant   Cole, Terence          2996     15-Nov-99  Consultant                            A        E      F
Chintawar, Prashant   Pollica, Darry E       6834     26-May-98  Analyst/RA/Associate                  A        E      F
Mitchell, William L   Goodwin, Marc          4494     24-Jan-00  Consultant                            A        E      F
Mitchell, William L   Morriseau, Brian D     8314     15-Jun-98  Consultant                            A        E      F
Mitchell, William L   Rizzo, Vincent G        513     29-Jun-98  Consultant                            A        E      F
Mitchell, William L   Rounds III, Robert     4880     22-Sep-99  Engineer                              A        E      F
Mitchell, William L   Zhao, Jessica          7490     22-Feb-00  Consultant/Engineer, PSMC             A        E      F
Mitchell, William L   Hailes, Rebecca         630     20-Mar-00  Consultant                            A        E      F
Nowicki, Brian J      Jamil, Anwar           4042     04-Oct-99  Consultant                            A        E      F
Nowicki, Brian J      Northrop, William F     362     22-Jun-98  Consultant                            A        E      F
Nowicki, Brian J      Rivera, Alejandro      4054     04-Oct-99  Consultant                            A        E      F
Polveya, Olga         Khan, Abdul Raley      1870     10-Aug-98  Consultant                            A        E      F
Prabhu, Srinivasa     Bowers, Brian J        1714     13-Jul-98  Consultant                            A        E      F
Prabhu, Srinivasa     Liu, Holon             4044     11-Oct-99  Consultant                            A        E      F
Chintawar, Prashani   Wiley, Jason           4265     13-Mar-00  new hire                              A        E      F

Chintawar, Prashani   Thompson, Craig        4370     05-Oct-99  Consultant                            A        E      F
Hagan, Mark           Oi, Frank C            7374     04-Jun-98  Consultant                            A        E      F
Hagan, Mark           Zhao, James            6826     31-Jan-00  Manager                               A        E      F
Mitchell, William L   Dorson, Matthew H      8863     09-Mar-98  Consultant                            A        E      F
Mitchell, William L   Noordzij, Bouke        6001     20-Nov-69  Consultant                            A        E      F
Prabhu, Srinivasa     Rumsey, Jennifer W      874     01-Jul-98  Consultant                            A        E      F

Cross III, James C    Chintawar, Prashani    6422     20-Apr-98  Consultant                            A        E      F
Cross III, James C    Haqan, Mark R          5956     28-Jul-97  Consultant                            A        E      F
Cross III, James C    Nowicki, Brian J        607     30-Oct-95  Consultant                            A        E      F
Cross III, James C    Polevaya, Olga         7465     22-Feb-00  Manager, Technology                   A        E      F
Cross III, James C    Woo, Pai-Yung          6916     25-Feb-88  Senior Consultant                     A        E      F
Mitchell, William L   Block, Stephen Gustav   932     22-Jan-96  Consultant                            A        E      F
Mitchell, William L   Prabhu, Srinivasa K     335     03-Nov-97  Consultant                            A        E      F

Cross III, James C    Clawson, Lawrence G    5163     03-Apr-99  Consultant                            A        E      F

Noordzij, Bouke       Boyd, Stephen          4802     24-Jun-99  Lab Tech Group Leader                 A        E      F
Noordzij, Bouke       Sylvester, Richard M   4035     21-Oct-99  Lab Technician                        A        E      F


Supervisor
  Name                     Name                     New Title            Level      Date        Base Rt US     Annual Rt
----------------    ----------------         ------------------------    -----    ---------     -----------    ---------
Hand, Mary L          Haverly, Alina H       Administrative Assistant              01-Jan-01          21.06     32,853.60
Bentley, Jeffrey M    Hand, Mary L           Business Associate III                01-Apr-00      55,000.00     55,000.00
Brodsky, Mark         Bentley, Jeffrey M.    Chief Operating Officer               01-Apr-00     150,000.00    150,000.00
Bentley, Jeffrey M    Cross III, James C     Director, Tech Dev.                   01-Apr-00     100,000.00    100,000.00
Bentley, Jeffrey M    Mitchell, William L    V.P. Engineering                      01-Apr-00     130,000.00    130,000.00

Michell, William L    Landry, Brian P        Engineer                      1       01-Apr-00      45,000.00     45,000.00

Chintawar, Prashant   Ciotti, Carlo Mario    Engineer                      2       01-Mar-99      48,000.00     48,000.00
Chintawar, Prashant   Cole, Terence          Engineer                      2       01-Sep-99      56,000.00     56,000.00
Chintawar, Prashant   Pollica, Darry E       Engineer                      2       01-Jun-00      52,000.00     52,000.00
Mitchell, William L   Goodwin, Marc          Engineer                      2       01-Feb-01      52,000.00     52,000.00
Mitchell, William L   Morriseau, Brian D     Engineer                      2       01-Jun-00      61,000.00     61,000.00
Mitchell, William L   Rizzo, Vincent G       Engineer                      2       01-Jul-00      55,000.00     55,000.00
Mitchell, William L   Rounds III, Robert     Engineer                      2       01-Oct-00      61,000.00     61,000.00
Mitchell, William L   Zhao, Jessica          Engineer                      2       01-Mar-01      59,000.00     59,000.00
Mitchell, William L   Hailes, Rebecca        Engineer                      2       01-Apr-01      48,000.00     48,000.00
Nowicki, Brian J      Jamil, Anwar           Engineer                      2       01-Oct-00      50,000.00     50,000.00
Nowicki, Brian J      Northrop, William F    Engineer                      2       01-Jun-00      56,100.00     56,100.00
Nowicki, Brian J      Rivera, Alejandro      Engineer                      2       01-Oct-00      50,000.00     50,000.00
Polveya, Olga         Khan, Abdul Raley      Engineer                      2       01-Aug-00      58,000.00     58,000.00
Prabhu, Srinivasa     Bowers, Brian J        Engineer                      2       01-Jul-00      59,500.00     59,500.00
Prabhu, Srinivasa     Liu, Holon             Engineer                      2       01-Oct-00      60,000.00     60,000.00
Chintawar, Prashani   Wiley, Jason           Engineer                      2       01-Jul-00      53,000.00     53,000.00

Chintawar, Prashani   Thompson, Craig        Engineer                      3       01-Nov-99      66,500.00     66,500.00
Hagan, Mark           Oi, Frank C            Engineer                      3       01-Jun-00      73,500.00     73,500.00
Hagan, Mark           Zhao, James            Engineer                      3       29-Jan-01      75,000.00     75,000.00
Mitchell, William L   Dorson, Matthew H      Engineer                      3       01-Apr-00      66,000.00     66,000.00
Mitchell, William L   Noordzij, Bouke        Engineer                      3       18-Nov-96      61,000.00     61,000.00
Prabhu, Srinivasa     Rumsey, Jennifer W     Engineer                      3       01-Jul-00      61,000.00     61,000.00

Cross III, James C    Thompson, Craig        Engineering Manager           1       01-Apr-00      61,000.00     61,000.00
Cross III, James C    Haqan, Mark R          Engineering Manager           1       01-Aug-00      62,000.00     62,000.00
Cross III, James C    Nowicki, Brian J       Engineering Manager           1       01-Apr-00      72,000.00     72,000.00
Cross III, James C    Polevaya, Olga         Engineering Manager           1       01-Mar-01      75,000.00     75,000.00
Cross III, James C    Woo, Pai-Yung          Engineering Manager           1       01-Apr-00      73,150.00     73,150.00
Mitchell, William L   Block, Stephen Gustav  Engineering Manager           1       01-Apr-00      72,000.00     72,000.00
Mitchell, William L   Prabhu, Srinivasa K    Engineering Manager           1       01-Apr-00      85,000.00     85,000.00

Cross III, James C    Clawson, Lawrence G    Principal Engineer                    01-Mar-00     113,000.00    113,000.00

Noordzij, Bouke       Boyd, Stephen          Lab Tech Group Leader         2       01-Feb-01      50,000.00     50,000.00
Noordzij, Bouke       Sylvester, Richard M   Technician                    2       01-Oct-99      45,000.00     45,000.00


Supervisor                                     Salary       Position   Event IC
  Name                    Name               Adjustment     in Range    Target             Comments
----------------    ----------------         ----------    ----------  --------     ------------------------
Hand, Mary L          Haverly, Alina H                                    5%
Bentley, Jeffrey M    Hand, Mary L                                        5%
Brodsky, Mark         Bentley, Jeffrey M.                      0%        40%
Bentley, Jeffrey M    Cross III, James C     120,000.00      -33%        35%
Bentley, Jeffrey M    Mitchell, William L    140,000.00      -20%        35%

Michell, William L    Landry, Brian P                         17%        10%

Chintawar, Prashant   Ciotti, Carlo Mario     52,000.00        0%        10%
Chintawar, Prashant   Cole, Terence                           17%        10%        Compression noted
Chintawar, Prashant   Pollica, Darry E                         0%        10%
Mitchell, William L   Goodwin, Marc                            0%        10%
Mitchell, William L   Morriseau, Brian D                      39%        10%
Mitchell, William L   Rizzo, Vincent G                        13%        10%
Mitchell, William L   Rounds III, Robert                      39%        10%
Mitchell, William L   Zhao, Jessica                                      10%
Mitchell, William L   Hailes, Rebecca         52,000.00        0%        10%
Nowicki, Brian J      Jamil, Anwar            52,000.00        0%        10%
Nowicki, Brian J      Northrop, William F                     18%        10%
Nowicki, Brian J      Rivera, Alejandro       52,000.00        0%        10%
Polveya, Olga         Khan, Abdul Raley                       26%        10%
Prabhu, Srinivasa     Bowers, Brian J                         33%        10%
Prabhu, Srinivasa     Liu, Holon                              35%        10%
Chintawar, Prashani   Wiley, Jason                             4%        10%

Chintawar, Prashani   Thompson, Craig                         22%        15%
Hagan, Mark           Oi, Frank C                             45%        15%
Hagan, Mark           Zhao, James                              9%        15%        Reclassified as Engineer
Mitchell, William L   Dorson, Matthew H                       20%        15%
Mitchell, William L   Noordzij, Bouke                          3%        15%
Prabhu, Srinivasa     Rumsey, Jennifer W                       3%        15%

Cross III, James C    Thompson, Craig                         27%        15%
Cross III, James C    Haqan, Mark R           72,000.00        0%        15%
Cross III, James C    Nowicki, Brian J                         0%        15%
Cross III, James C    Polevaya, Olga                           9%        15%
Cross III, James C    Woo, Pai-Yung                            3%        15%
Mitchell, William L   Block, Stephen Gustav                    0%        15%
Mitchell, William L   Prabhu, Srinivasa K                     39%        15%

Cross III, James C    Clawson, Lawrence G                     54%

Noordzij, Bouke       Boyd, Stephen                           47%
Noordzij, Bouke       Sylvester, Richard M                    18%

                                                Contractors/Convserion Candidates

Supervisor
  Name                       Name            ID No.   Hire Date      Arthur D. Little      Status   Class  FT/PT
----------------      ----------------       ------   ---------  ------------------------  ------   -----  -----
Nowicki, Brian J      Wersinger, Yvonne                          Contractor

Mitchell, William L   Hottle, David                              Contractor
Mitchell, William L   Swavely, Donald                            Contractor
Mitchell, William L   DiPietro, Roger                            Contractor
Mitchell, William L   Kleeberg, Gunther                          Contractor
Chintawar, Prashani   Hansen, Wesley                             part time

Nowicki, Brian J      Smith, Alexis                              Contractor
Mitchell, William L   Hardy, Richard                             Contractor
Prabhu, Srinivasa     Batal, John                                Contractor

Mitchell, William L   Mosher, Paul                               Contractor

Mitchell, William L   Hill, Steven                               Contractor
Mitchell, William L   Wright, Fred                               Contractor

Mitchell, William L   Longo, Nathan                              Contractor
who?                  Rindone, Michael                           Contractor
Prabhu, Srinivasa     Celona, John                               Contractor


Supervisor
  Name                     Name                 New Title         Level    Review Date     Base Rt US     Annual Rt
----------------    ----------------          -------------       -----    -----------     -----------    ---------
Nowicki, Brian J      Wersinger, Yvonne          Designer           1                               43     69,440.00

Mitchell, William L   Hottle, David              Designer           2                             68.6    121,680.00
Mitchell, William L   Swavely, Donald            Designer           2                               63    131,040.00
Mitchell, William L   DiPietro, Roger            Engineer           2                               75    166,000.00
Mitchell, William L   Kleeberg, Gunther          Engineer           2                               80    166,400.00
Chintawar, Prashani   Hansen, Wesley             Engineer           2                               18     16,720.00

Nowicki, Brian J      Smith, Alexis              Engineer           3                               49    101,920.00
Mitchell, William L   Hardy, Richard             Engineer           3                               48     99,640.00
Prabhu, Srinivasa     Batal, John                Engineer           3                               60     52,000.00

Mitchell, William L   Mosher, Paul               Recruiter                                          60    124,800.00

Mitchell, William L   Hill, Steven               Technician         1                               29     30,160.00
Mitchell, William L   Wright, Fred               Technician         1                            27.63     57,470.40

Mitchell, William L   Longo, Nathan              Technician         2                               65    136,200.00
who?                  Rindone, Michael           Technician         2                               46     93,600.00
Prabhu, Srinivasa     Celona, John               Technician         2                               17     17,680.00


Supervisor                                     Salary       Position   Event IC
  Name                    Name               Adjustment     in Range    Target        Comments
----------------    ----------------         ----------    ----------  --------     -------------------------
Nowicki, Brian J      Wersinger, Yvonne                                             Epyx conversion candidate

Mitchell, William L   Hottle, David                                                 Epyx conversion candidate
Mitchell, William L   Swavely, Donald                                               Epyx conversion candidate
Mitchell, William L   DiPietro, Roger                                               Epyx conversion candidate
Mitchell, William L   Kleeberg, Gunther
Chintawar, Prashani   Hansen, Wesley

Nowicki, Brian J      Smith, Alexis                                                 Epyx conversion candidate
Mitchell, William L   Hardy, Richard                                                Epyx conversion candidate
Prabhu, Srinivasa     Batal, John                                                   Epyx conversion candidate

Mitchell, William L   Mosher, Paul

Mitchell, William L   Hill, Steven                                                  Epyx conversion candidate
Mitchell, William L   Wright, Fred                                                  Epyx conversion candidate

Mitchell, William L   Longo, Nathan
who?                  Rindone, Michael                                              Epyx conversion candidate
Prabhu, Srinivasa     Celona, John                                                  Epyx conversion candidate

                                Schedule 3.19(b)
                                ----------------

                 ADL has a severance policy for its employees.

                                  Schedule 6.3
                                  ------------

Contracts included in Schedule 3.5 in which the contract rights and obligations
-------------------------------------------------------------------------------
are not transferable, but EPYX shall receive the benefits and burdens of such
-----------------------------------------------------------------------------
contracts and agreements:
-------------------------

"DOE Contract No. DE-FC02-99EE50580 dated July 21, 1999 issued to Arthur D. Little, Inc., titled Development of Fuel Processor, Durability Demonstration and lOkW"

"Subcontract Agreement dated November 21, 1997 between Plug Power, LLC and Arthur D. Little, Inc. under DOE Contract No. DE-FC02-97EE50472"

Excluded Contracts:
-------------------

"Design of a 50 kW Stationary PEMEFC System"
"Design of next generation of PEMFC stacks with clearly superior hydrogen utilization"

Schedule 4.5 - Material Contracts
               ------------------

Schedule 4.5
                4.5/1 DNFC LIST OF LEASE/TEST AGREEMENTS as of March 30th, 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            LEASE EXPIRY DATE
             CLIENT                              SCOPE OF SUPPLY                    SIGNATURE DATE      (depends on delivery date)
----------------------------------------------------------------------------------------------------------------------------------
DLR - Germany                                  Test for 5 kW stack                    03/04/96               24/10/99
----------------------------------------------------------------------------------------------------------------------------------
ESKOM (S. Africa)                          Test/Lease for 1.8kW stack                 06/08/98               03/06/00
----------------------------------------------------------------------------------------------------------------------------------
VOLVO (S)                                  Test/Lease for 1OkW stack                  03/06/98               25/06/00
----------------------------------------------------------------------------------------------------------------------------------
RENAULT - Direction de la                    3x 1OkW FEVER project                  2 delivered on           28/10/98
                                                                                        19/6/92
Recherche - France                                                                   and 1 del. on
                                                                                       28/10/96
----------------------------------------------------------------------------------------------------------------------------------

RENAULT - Direction de La         Lease of no 1 additional stack tot 10 kW same    delivered 2/6/98          02/06/00
Recherche - France                      condition as lease contract FEVER
----------------------------------------------------------------------------------------------------------------------------------

RENAULT - Direction de la            1 kW stack delivered to Ecole de Mines       delivered Febr. 95         Febr. 97
Recherche - France
----------------------------------------------------------------------------------------------------------------------------------

TNO - Nederland                             Test/Lease for 1 kW stack                 31/12/96               31/12/98
----------------------------------------------------------------------------------------------------------------------------------
ABB - Switzerland                          Test/Lease for 1.5 kW stack                22/10/98               19/01/01
                                                                                    EVC = 02/11/98
----------------------------------------------------------------------------------------------------------------------------------

POWER COMPUTING                           Test/Lease for 0.84 kW stack                07/08/98               26/09/01
SOLUTION - USA
----------------------------------------------------------------------------------------------------------------------------------
ESORO AG                                      Lease of 8,3kW stack                    25/02/00      3 years from date of supply
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
                                        LEASE
             CLIENT                  EXTENSIONS
-------------------------------------------------
DLR - Germany                         30/06/00
-------------------------------------------------
ESKOM (S. Africa)
-------------------------------------------------
VOLVO (S)
-------------------------------------------------
RENAULT - Direction de la             31/07/00

Recherche - France

-------------------------------------------------

RENAULT - Direction de la             31/07/00
Recherche - France
-------------------------------------------------

RENAULT - Direction de la             31/07/00
Recherche - France
-------------------------------------------------
                                   31/12/99 then
TNO - Nederland                       31/12/00
-------------------------------------------------
ABB - Switzerland

-------------------------------------------------

POWER COMPUTING
SOLUTION - USA
-------------------------------------------------
ESORO AG
-------------------------------------------------


        4.5/1 DNFC LIST OF LEASE/TEST AGREEMENTS, supply of stacks free of charge as of March 30th, 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     LEASE
             CLIENT                              SCOPE OF SUPPLY                    SIGNATURE DATE    EXPIRY DATE  EXTENSIONS
-----------------------------------------------------------------------------------------------------------------------------
AIR LIQUIDE - France               Ex stack COVAL-6.5kW for test free of charge   Addendum of 5/l/99     31/10/99    30/04/00
                                                                                   to MOU of 7/5/98
-----------------------------------------------------------------------------------------------------------------------------
CNR - Italy                          Test for prototypal fc stack for direct            23/11/99         01/12/00
                                                     methanol
-----------------------------------------------------------------------------------------------------------------------------

Schedule 4.5

4.5/2 DNFC LIST OF SALE AND NON DISCLOSURE AGREEMENTS - As of March 30th, 2000

----------------------------------------------------------------------------------------------------------------
             CLIENT                                SCOPE OF SUPPLY                          SIGNATURE DATE
----------------------------------------------------------------------------------------------------------------
I HR (D)                                     NO 3 prototypes stack 55kW                       01/09/98
----------------------------------------------------------------------------------------------------------------
CENTRO RICERCHE. FIAT                               n 1 stack 5kW                             08/06/99
    (I)
----------------------------------------------------------------------------------------------------------------
AIR LIQUIDE                                     n. 1 stack 5 kw (AL)                          10/11/99
                                ---------------------------------------------------
(F)                                       120 kW nominal power stacks (MAN)
                                ---------------------------------------------------
                                               n.2 stacks 5kW (CSIRO)
                                ---------------------------------------------------
                                               n.1 stack 1 kW ~CSIRO)
                                ---------------------------------------------------
                                           n.1 stack 0.35 kW (FANTASSIN)
----------------------------------------------------------------------------------------------------------------

DLR (D)                               0,15kW stack covered by amendment n.2 to                25/11/99
                                              the Agreement of 03/04/96
----------------------------------------------------------------------------------------------------------------

DLR (D)                              2,2kW stack covered by amendment n.3 to the              04/02/00
                                               Agreement of 03/04/96
----------------------------------------------------------------------------------------------------------------
CELLEX Power                                 n. 3 stack, 2 kW total                           01/01/00
Prod.(Canada)
----------------------------------------------------------------------------------------------------------------
FUELCELL PROPULSION
INSTITUTE                                 nr.2 FC stacks - l4kW total                         04/02/00
----------------------------------------------------------------------------------------------------------------
                                                                                           Agreement signed
De Nora North America                   4,6kW stack for NPS (Sandia National               between DNNA and
                                                    Laboratories)                                NPS
----------------------------------------------------------------------------------------------------------------

Schedule 4.5


      4.5/3 Ongoing purchase orders for PEM stacks as of March 30th, 2000

-----------------------------------------------------------------------------------------------------------------------------------
          CLIENT                             SCOPE OF SUPPLY                 ORDER DATE     ORDER VALUE    EUROS           TYPE
-----------------------------------------------------------------------------------------------------------------------------------
ESORO AO                                       8,3kW slack                    15/03/00     EURO 44.700     44.700       Lease, see
                                                                                                                        Sch. 4.5/1
-----------------------------------------------------------------------------------------------------------------------------------
Northwest Power Systems - USA            2xO.5kW and 8xlkW stacks             13/03/00     USD 149.000    148.362          Sale  b)
-----------------------------------------------------------------------------------------------------------------------------------
Volkswagen AO - Germany              n. 4 stacks for a total of 5OkW          31/01/00    EUROS 325.000   325.000          Sale  b)
-----------------------------------------------------------------------------------------------------------------------------------
REGIENOV - France                          n.2 stacks. lkW each               28/01/00     FRF 590,000     89.946          Sale  a)
-----------------------------------------------------------------------------------------------------------------------------------
De Nora S.p.A. - Italy                Hardware and services for Y2K           23/12/99   ITL 37.700.000    19.470          Sale
-----------------------------------------------------------------------------------------------------------------------------------
Fuelcell Propulsion
Institute - USA                       n. 2 stack for a total of l4kW          22/12/99     USD 96.400      95.987          Sale
                                                                                                                     see Sch. 4.5/2
-----------------------------------------------------------------------------------------------------------------------------------
REGIENOV - France                               5kW stack                     16/12/99     FRF 217.122     33.100          Lease c)
-----------------------------------------------------------------------------------------------------------------------------------
AIR LIQUIDE - France                 n. 2 stack for a total of 11 kW          01/12/99    EUROS 69.500     69.500          Sale
                                                                                                                     see Sch. 4.5/2
-----------------------------------------------------------------------------------------------------------------------------------
DLR - Germany                                 0, 15 kW stack                  24/11/99     EUROS 4.650      4.650          Sale
                                                                                                                     see Sch. 4.5/2
-----------------------------------------------------------------------------------------------------------------------------------
DLR - Germany                                  2,2 kW stack                   24/11/99    EUROS 30.960     30.960          Sale
                                                                                                                     see Sch. 4.5/2
-----------------------------------------------------------------------------------------------------------------------------------
REGIENOV - France                                n. 1 MEA                     03/11/99      FRP 2.191         334          Sale
-----------------------------------------------------------------------------------------------------------------------------------
Cellex Power Prod. - Canada           n. 3 stacks for a total of 2kW          03/11/99     USD 69.000      68.705          Sale
                                                                                                                     see Sch. 4.5/2
-----------------------------------------------------------------------------------------------------------------------------------
DE NORA NORTH AMERICA - USA                4,6kW stack for NPS
                                     (Sandia National Laboratories)           06/l0/99     USD 34.500      34.352          Sale
                                                                                                                     see Sch. 4.5/2
-----------------------------------------------------------------------------------------------------------------------------------
Northwest Power Systems - USA      n. 20 stacks (1 free of charge)       30/11/98 (21 stacks),
                                              4,6 kW                        modified on
                                                                            27/9/99 (20    USD 365.000    363.437          Sale
                                                                              stacks)
-----------------------------------------------------------------------------------------------------------------------------------
CRF (Centro Ricerche Fiat) - Italy              5kW stack                     23/03/99    EUROS 41.316     41.316          Sale
                                                                                                                     see Sch. 4.5/2
-----------------------------------------------------------------------------------------------------------------------------------
Volkswagen AG - Germany               5kW High temperature stack.
                                      Covered by R&D cooperation              04/05/98  ITL 570.000.000   294.380       R&D, see
                                        agreement of 14/04/99                                                          Sch 4.5/5
-----------------------------------------------------------------------------------------------------------------------------------
Exchange votes:
--------------------------------------------------------------------------------------------------------------------
                  USD - EUROS       1,0043
--------------------------------------------------------------------------------------------------------------------
                  FRF - EUROS       6,5595
--------------------------------------------------------------------------------------------------------------------
                  ITL - EUROS      1936,27
--------------------------------------------------------------------------------------------------------------------

Notes: a) Part of the feasibility study contract, under discussion
       b) Sale Contract under discussion
       c) Lease contract under discussion

Schedule 4.5


          4.5/4 DNFC LIST OF SECRECY AGREEMENTS as of March 30th, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         EXPIRY DATE OF SECRECY
            CLIENT                         TYPE OF AGREEMENT              SIGNATURE DATE      OBBLIGATIONS      Contact Expiry date
------------------------------------------------------------------------------------------------------------------------------------
JOHNSON MATTHEY - Great Britain              Electrodes test                 23/03/93            23/03/03             23/03/03
------------------------------------------------------------------------------------------------------------------------------------
ARMINES Ecole des Mines - France        Development of mathematical          07/04/94            07/04/09                =
                                           fluidodynamic model
------------------------------------------------------------------------------------------------------------------------------------
TNO - ROYAL NAVY - The Nederlands          Fuel Cell technology              06/10/94            06/10/14             06/10/09
------------------------------------------------------------------------------------------------------------------------------------
RENAULT - France                      FEVER Project (3 x 10kW FC stack)      21/11/94            31/12/06             31/07/00
------------------------------------------------------------------------------------------------------------------------------------
GORE W.L. - Germany                   membrane development and testing       03/02/95            02/02/00        02/02/1998 extended
                                                                                                                     up to 2/2/00
------------------------------------------------------------------------------------------------------------------------------------
JOHNSON MATTHEY - Great Britain               GDE electrodes                 23/02/96            23/02/06              23/02/06
------------------------------------------------------------------------------------------------------------------------------------
SORAPEC - France                               Membrane MEA                  26/02/96            26/02/07              26/02/97
------------------------------------------------------------------------------------------------------------------------------------
Mr. Patrik Grace - France                  Info on FEVER project             03/06/96            03/06/06              03/06/06
------------------------------------------------------------------------------------------------------------------------------------
Du Pont - France                         MEA and membrane development        02/07/96            02/07/01              02/07/97
                                                 and testing
------------------------------------------------------------------------------------------------------------------------------------
SCANIA CV AB - Sweden, Arthur               Membrane fuel cells and          11/09/96            11/09/01              11/09/01
D. Little - Mr. Bentley                        their application
------------------------------------------------------------------------------------------------------------------------------------
TNO - The Nederlands                     bipolar plates - TNO polymer
                                                development                  15/10/96            15/10/01              15/10/01
------------------------------------------------------------------------------------------------------------------------------------
HH ENERGIE - France                      Non exclusive cooperation on        20/12/96            01/07/09              20/12/99
                                       development of GEN-SET based on
                                                FC technology
------------------------------------------------------------------------------------------------------------------------------------
Etievant Claude - CIEE - France       Patent application on H2 generator     05/02/97            05/02/00
------------------------------------------------------------------------------------------------------------------------------------
HOECHST (Aventis) - Germany              MEA and membrane development        23/04/97            23/04/03              23/04/98
                                                 and testing
------------------------------------------------------------------------------------------------------------------------------------
FuMA-Tech - Germany                      membrane development/testing        28/01/98            31/12/06              31/12/98
------------------------------------------------------------------------------------------------------------------------------------
Air Liquide - France                    Non Disclosure Agreement before      30/01/98            30/01/10              30/01/00
                                                signature of MOU[Bs
------------------------------------------------------------------------------------------------------------------------------------
E-TEK - USA                                on CNR information on Gas         24/02/98            24/02/03              24/02/03
                                              Diffusion Electrodes
------------------------------------------------------------------------------------------------------------------------------------
VAILLANT - Germany                       Info on development strategy        15/05/98            15/05/05              15/05/00
------------------------------------------------------------------------------------------------------------------------------------
ENI - Italy                             Secrecy agreement for valuation      01/07/98            01/07/08              01/07/99
                                             for further cooperation
------------------------------------------------------------------------------------------------------------------------------------
H POWER Corp. - USA                         for visiting the Company         03/12/98            03/12/06              03/12/01
------------------------------------------------------------------------------------------------------------------------------------
International Fuel Cells - USA              for visiting the Company         04/12/98            04/12/04              04/12/99
------------------------------------------------------------------------------------------------------------------------------------
MIRANE - Mr. Kimoto - Glappone                    Membrane                   07/12/98            07/12/09              07/12/99
------------------------------------------------------------------------------------------------------------------------------------
PSA PEUGEOT CITROEN - RENAULT               Fuel Cells system and fuel       15/12/98            15/12/04         15/12/99 extended
(GIE) - France                                  feedings Phase O                                                    to 15/12/2000
------------------------------------------------------------------------------------------------------------------------------------
MANNESMANN - Germany                      Evaluation for possible future
                                                  cooperation                30/12/98            30/12/11              30/12/01
------------------------------------------------------------------------------------------------------------------------------------
NITECH - France                                 Visit c/o NITECH             31/03/99                                 not defined
------------------------------------------------------------------------------------------------------------------------------------
GMITROVIC - Australia                        Production of Hydrogen          14/04/99            14/04/05              14/04/00
------------------------------------------------------------------------------------------------------------------------------------
Air Liquide - France                        Confidentiality Agreement        22/07/99            22/07/04              22/07/00
------------------------------------------------------------------------------------------------------------------------------------
NISSAN MOTOR Co. Ltd. - Japan            Non Disclosure Agreement for a      29/11/99            29/11/05              29/11/00
                                        joint program incorporating DNFC
                                             and NISSAN technology
------------------------------------------------------------------------------------------------------------------------------------
VEBA OEL, + BUDERUS - Germany            FC applications for stationary      08/12/99            08/12/10              08/12/00
                                            power and heat generation
------------------------------------------------------------------------------------------------------------------------------------
NORTHWEST POWER SYSTEMS - USA           Confidentiality Agreement between    17/12/99            17/12/05              17/12/00
                                          NPS - NORFIN - DNFC. Corporate
                                             development and other
                                                  strat. issues
------------------------------------------------------------------------------------------------------------------------------------
EAGLE PICHER - USA                      Confidentiality Agreement between    20/12/99            20/12/05              20/12/00
                                               EP - NORFIN - DNFC
------------------------------------------------------------------------------------------------------------------------------------
ARTHUR D. LITTLE - USA                  Confidentiality Agreement between    22/12/99            22/12/05              22/12/00
                                              ADL -  NORFIN - DNFC
------------------------------------------------------------------------------------------------------------------------------------
ASAHI GLASS Co. Ltd. - Japan            cooperation for a joint evaluation   16/02/00            16/02/05              16/02/02
                                        program of a system incorporating
                                              DNFC technology and
                                                  AOC technology
------------------------------------------------------------------------------------------------------------------------------------
ELEVISTA BRANDING + COMMUNICATIONS          Confidentiality Agreement To     15/03/00             15/03/05                =
                                          collect confidential Information
                                        relating DNFC to be used to prepare
                                                   a branding and
                                               communication campaign
------------------------------------------------------------------------------------------------------------------------------------

Schedule 4.5


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     EXPIRY DATE
                                                                                                                    EXPIRY DATE OF
                CLIENT                                        TYPE OF AGREEMENT                       SIGNATURE       SECRECY
                                                                                                        DATE        OBBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------
VOLKSWAGEN - Germany           Research and development project contract. Development of              31/1/99; 31/5/99;
                               5kW high temperature stack for automotive applications      14/04/98  31/8/99; 31/12/99   31/08/02
------------------------------------------------------------------------------------------------------------------------------------

GORE W.L. - Germany            Optimization of membrane for DN stacks. Non exclusive                      16/04/00
                                    cooperation for membrane testing.                       16/04/97       16/04/01       16/04/03
------------------------------------------------------------------------------------------------------------------------------------

AIR LIQUIDE - France      Memorandum of understanding for a non-exclusive cooperation
                                   for the development of modules based on FC              26/06/98       26/06/01        26/06/11
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         04/03/00;
DLR - Germania                          Supply and testing of DN ELATs                    04/03/97      31/12/00 by       31/12/10
                                                                                                      mutual agreement
------------------------------------------------------------------------------------------------------------------------------------

Schedule 4.5

                                   4.5/6 LIST OF SIGNED EUROPEAN PROGRAMS as of March 30th, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     CONTRIBUTION   CONTRIBUTION
                              CONTRACTING PARTIES                                                    RECEIVED UP       UP TO
 PROJECT TITLE                                                  DURATION       TOTAL CONTRIBUTION    TO 30/03/00   CONTRACT EXPIRY
CONTRACT NUMBER                                                                      (EUROS)           (EUROS)        (EUROS)
----------------------------------------------------------------------------------------------------------------------------------
  BIOETHANOL      FHG.ISE Fraunhofer-Gesellschaft.
JOR3-CT97-0174    Universitat Gesamthochschule Duisburg-DNFC 01/12/97-31/05/00             41.987         18.983
----------------------------------------------------------------------------------------------------------------------------------
   FC-STAT        Air Liquide-Schneider Electric-CEA
EI 174/97 FR/IT   Commissariat a l'Energie Atomique DNFC     01/09/97-31/08/00            560.020        186.046
----------------------------------------------------------------------------------------------------------------------------------
    FC-BUS        Air Liquide-Scania-SAR-Universita di       01/05/96-31/12/00
JOE3-CT96-0043    Genova-DNFC                                01/01/99-31/12/00            473.940        225.524
----------------------------------------------------------------------------------------------------------------------------------
     HIM          CNRS LAMMI-Universita di Perugia-
BRPR-CT97-0408    University of Strathclyde-ISRIM-SORAPEC-
                  FuMA-Tech-DNFC                             01/06/97-30/06/00            106.932         58.676
----------------------------------------------------------------------------------------------------------------------------------
  HYDRO-GEN       GIE PSA PEUGEOT CITROEN-Air Liquide-CEA
JOB3-CT-95-0013   Commissariat a l'Energie Atomique-GIE
                  RENAULT-DNFC                               01/01/96-30/06/00            925.000        848.947
----------------------------------------------------------------------------------------------------------------------------------
   NEMECEL        SRTI-THOMSON-CSF-DNFC-SOLVAY-GIE PSA
JOE3-CT97-0063    PEUGEOT CITROEN                            01/12/97-31/12/01            604.500        223.944
----------------------------------------------------------------------------------------------------------------------------------
   VELAPAC        CNIM-AIR LIQUIDE-DNFC                      01/01/99-1/07/01             164.000         54.393
TR193/98/FR/IT/FR
----------------------------------------------------------------------------------------------------------------------------------
PEM-ED 917FSG ERK FUMA-TECH-CNRS.LAMMI-CNR.ITAE-Univ. of     01/04/00-01/04/04            120.00              -
 6-CT-199-00025   of Strathclyde-Univ. degli studi di
                  Perugia-EDF-SEFAR AG-IFEO.TE-DNFC
----------------------------------------------------------------------------------------------------------------------------------
FIRST 916AMS-ERK  Alcatel-Air Liquide-FHG.ISE-CIEMAT.CF-     01/03/00-01/04/03            85.500              -
6-CT 1999-000018  DNFC-WUEL.PD-CSIC
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Totals (EUROS)    3.081.879       1.616.513
                                                         =========================================================================

Schedule 4.5

 4.5/7 List of on-going issued purchase orders for raw materials and equipment

-------------------------------------------------------------------------------------------------------------------------
              Order
  Date        number                 Supplier                               Description                  Sale amount
-------------------------------------------------------------------------------------------------------------------------
19/01/98     990005      STELAR                               data acquisition system                   15.200.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
23/04/99     990007      AVENTIS                              80 MEA-HT                                     21.600 US $
-------------------------------------------------------------------------------------------------------------------------
14/05/99     990008      HONEYWELL                            Updating control system                   34.280.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
07/05/99     990009      I.CO.M                               Gas Manifolds                             52.000.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
19/07/99     990017      DNNA                                 electrodes                                    56.440 US $
-------------------------------------------------------------------------------------------------------------------------
19/07/99     990026      DNNA                                 electrodes                                   112.880 US $
-------------------------------------------------------------------------------------------------------------------------
17/09/99     990027      DNNA                                 electrodes                                   112.880 US $
-------------------------------------------------------------------------------------------------------------------------
19/07/99     990036      DNNA                                 electrodes                                   4.288,5 US $
-------------------------------------------------------------------------------------------------------------------------
10/11/99     990052      RENEWABLE ENERGY WORD                advertisement                                  7.000 Lgs.
-------------------------------------------------------------------------------------------------------------------------
10/05/99     990053      W.L. GORE & ASS.                     PRIMEA MEA                                 17.825,95 US $
-------------------------------------------------------------------------------------------------------------------------
09/02/00     00/0022     TECNOMECCANICA                       Die                                       24.250.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
22/02/00     00/0024     DELCHIMICA SCIENTIFICA GLASSWARE     Sprayer nozzle                               525.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
28/02/00     00/0026     Amboldi                              hollow punch                               4.822.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
02/03/00     00/0029     SYCON                                MS Project 98                                772.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
08/03/00     00/0032     TECNOMECCANICA                       Endplates                                  2.950.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
08/03/00     00/0033     DNNA                                 Catalysts, Carbon cloth, ELAT               11.664,8 US $
-------------------------------------------------------------------------------------------------------------------------
08/03/00     00/0034     IKD                                  Electric resistance and Temperature
                                                                controllers                              1.110.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
08/03/00     00/0035     DNNA                                 ELAT Electrodes AUTOMATED PRODUCTION        12.943,3 US $
-------------------------------------------------------------------------------------------------------------------------
08/03/00     00/0037     DNNA                                 ELAT Electrodes for PSA/PEUGEOT                  240 US $
-------------------------------------------------------------------------------------------------------------------------
09/03/00     00/0038     GORE                                 Membrane                                    11.542,5 US $
-------------------------------------------------------------------------------------------------------------------------
14/03/00     00/0039     ING. SALTINI A. & V.L. Snc           Insulating mechanical components             480.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
17/03/00     00/0042     AMBOLDI                              hollow punch                                 350.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
17/03/00     00/0043     VAILATI                              Connectors                                 3.910.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
17/03/00     00/0044     TECNOMECCANICA                       Assembly equipments details                3.620.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
17/03/00     00/0045     FOPLAST                              Fuel Cells gaskets                         9.800.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
20/03/00     00/0046     KAISER + KRAFT                       Tools for production site                  4.111.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
23/03/00     00/0047     EMPRISE CORP.                        Heat Wheel                                     2.000 US $
-------------------------------------------------------------------------------------------------------------------------
23/03/00     00/0048     TECNOMECCANICA                       Mechanical components                        800.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
29/03/00     00/0049     LA GALVANO                           Thermal treatment on current collectors    3.000.000 Lit.
-------------------------------------------------------------------------------------------------------------------------
29/03/00     00/0050     RAYTECH                              sheath for tie-rods                          757.520 Lit.
-------------------------------------------------------------------------------------------------------------------------

  Schedule 4.6 - Intellectual Property
                 ---------------------

Agreements entered with the EUROPEAN COMMUNITY represented by the Commission of the European Communities

------------------------------------------------------------------------------------------------------------------
Contractors                                     Object                       Commencement           Termination
                                                                                 Date
------------------------------------------------------------------------------------------------------------------

FHG.ISE Fraunhofer-
Gesellschaft - Universitat      BIOETHANOL 909 FFG - Contract                       01/12/1997          31/05/2000
Gesamthochschule Duisburg       JOR3CT970174 -
- DN
------------------------------------------------------------------------------------------------------------------

Air Liquide - Schneider         FC STAT 910 AWF
Electric - CEA                  Contract STAT - EI-1 74-97-FR-IT                    01/09/1997          31/08/2000
Commissariat a l'Energie        Hydrogen recovery for stationary
Atomique - DN                   applications
------------------------------------------------------------------------------------------------------------------

ANSALDO - DN -
NEOPLAN - S.A.R. - Air          FC-BUS 906 ASF -E59 NEOPL
Liquide - Universita di         Contract E90JOE3-CT96-0043                          25/04/1996          31/12/2000*
Genova
------------------------------------------------------------------------------------------------------------------

                                FC-BUS
Air Liquide - DN - Neoplan      Amendment 1 to FC-BUS 906 ASF                                          Extended to
- SAR - Universita di             -E59 NEOPL - Contract                             07/04/1998          31/12/2000*
Genova                          E90JOE3-CT96-0043
                                ANSALDO withdrawal
------------------------------------------------------------------------------------------------------------------

                                               FC-BUS,
Air Liquide - DN - Neoplan          Amendment 2 to FC-BUS 906 ASF                   31/05/1999          31/12/2000
- SAR - Universita di               -E59 NEOPL - Contract
Genova                                    E90JOE3-CT96-0043
                                 Extension of Project to 31/12/2000*
------------------------------------------------------------------------------------------------------------------

Air Liquide - DN - SAR -        FC-BUS - Amendment 3 to                             23/07/1999          31/12/2000
Universita di Genova -          Contract JOE3CT960043
Scania
------------------------------------------------------------------------------------------------------------------

CNRS LAMMI - Universita
di Perugia - University of      HIM 907 MMF -
Strathclyde - ISRIM -           Contract BRPR-CT97-0408                             14/05/1997          30/06/2000
SORAPEC -DN - FuMA-             Hybrid Ionomeric Membrane
Tech
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Contractors                                        Object                        Commencement            Termination
                                                                                     Date
-----------------------------------------------------------------------------------------------------------------------
CNRS LAMMI - Universita
di Perugia - University of        HIM 907 MMF
Strathclyde - ISRIM -             Consortium Agreement for                               19/01/1998          30/06/2000
SORAPEC - DN - FuMA-              Contract BRPR-CT97-0408 -E65
Tech                              - Hybrid Ionomeric Membrane -
-----------------------------------------------------------------------------------------------------------------------

GIE PSA Peugeot Citroen -
Ansaldo - CEA                     HYDRO-GEN 905 PVF
Commissariat a I'Energie          Contract JOD-CT95-0013                                 06/12/1995          29/12/2000*
Atomique - DN - GEE
Renault - Solvay
-----------------------------------------------------------------------------------------------------------------------

GEE PSA Peugeot Citroen -         HYDRO-GEN 905 PVF
CEA Commissariat a                Amendment 1 to
I'Energie Atomique - DN -         Contract JOE3-CT95-0013                                29/12/1997          30/06/2000
GIE Renault - Solvay              Ansaldo withdrawal
Air Liquide                       Air Liquide takes over task
                                  Extension to 30/6/2000*
-----------------------------------------------------------------------------------------------------------------------

SRTI SYSTEM -
THOMSON- DN -                     NEMECELL 908 SPF -
SOLVAY - GIE PSA                  Contract JOE3-CT97-0063                                01/12/1997          30/11/2001
Peugeot Citroen                   (low cost direct methanol)
-----------------------------------------------------------------------------------------------------------------------

SRTI SYSTEM -                     NEMECEL 908 SPF
THOMSON- DN -                     Amendment 1 to Contract                                17/04/1998          01/12/2001
SOLVAY - GIE PSA                  JOR3CT970063: UPIS substituted
Peugeot Citroen                   by CNRS
-----------------------------------------------------------------------------------------------------------------------

SRTI SYSTEM -                     NEMECEL 908 SPF
THOMSON- DN -                     Amendment 2 to Contract                                11/11/1999          01/12/2001
SOLVAY - GIE PSA                  JOE3CT970063: SRTL SODETEC
Peugeot Citroen                   and SOGELERG merge in
                                  SODETEC - approval by DN
-----------------------------------------------------------------------------------------------------------------------

SRTI SYSTEM -                     NEMECEL 908 SPF
THOMSON-DN-                       Consortium Agreement for                               19/11/1997          01/12/2001
SOLVAY - GEE PSA                  Contract JOE3CT970063
Peugeot Citroen
-----------------------------------------------------------------------------------------------------------------------

CNIM - DN - AIR                   VELAPAC 912 CTF
LIQUIDE -                         CONTRACT TR 193/98                                     01/01/1999          01/08/2001
-----------------------------------------------------------------------------------------------------------------------

Alcatel -Air Liquide -
FHG.ISE - CIEMAT.CF -            FIRST 916-AMS - ERK 6-CT-1999-
DNFC - WUEL.PD - CSIC                       00018                                        01/03/2000          01/04/2003
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Contractors                                     Object                       Commencement          Termination
                                                                                 Date
-----------------------------------------------------------------------------------------------------------------
FUMA-TECH -
CNRS.LAMMI-                         PEM-ED 917FSGERK6-CT-1999-
CNR-ITAE- - Univ. of                            00025                          01/04/2000          01/04/2004
Strathclyde - Univ. degli
studi di Perugia - EDF -
SEFAR AG - IFEO.TE -
DNFC -
-----------------------------------------------------------------------------------------------------------------

Association Agreements entered with ENEA (National Agency for Alternative
Energy)

-------------------------------------------------------------------------------------------
Description                                   Date of      Termination of   Termination of
                                             signature      contractual         Secrecy
                                                            obligations        Obligations
-------------------------------------------------------------------------------------------
Development of fuel cell stack (10 kW)        23/12/1987        22/06/1993       22/10/2008
-------------------------------------------------------------------------------------------

Development of fuel cell stack for            05/09/1995        31/12/1997
 electric
transport and hybrid systems
-------------------------------------------------------------------------------------------
Hydrogen Generator - Program : ENEA 3         31/10/1997        30/06/1999       21/03/2007
-------------------------------------------------------------------------------------------

Schedule 4.11 - Financial Statements
                --------------------

De Nora Fuel Cells S.p.A.

Balance Sheet as at 31.12.99

------------------------------------------------------------------------
Assets                                           Lit./ML        Euro*000
------------------------------------------------------------------------
Intangible fixed assets                               102             53
Tangible fixed assets                               1.370            708
Long term receivables                                  25             13
Total fixed assets                                  1.497            773
Inventory                                           1.211            625
Trade receivables                                   2.523          1.303
Trade receivables / Group                              76             39
Other debtors                                          74             38
Cash and bank                                          36             19
Total current assets                                3.920          2.025
Prepaid expenses & accrued income                       1              1
Total Assets                                        5.418          2.798
------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Worth and liabilities                        Lit./ML        Euro*000
-------------------------------------------------------------------------

Share capital                                         400             207
Share premium                                       1.130             584
Legal reserve                                          48              25
Other reserve                                         259             134
Result for the period                                (384)           (198)
Net Worth                                           1.453             750
Provisions for liabil.&charges                          0               0
Retirement allowance                                  398             206
Loans from affiliated companies                     1.050             542
Long term liabilities                               1.448             748
Payments on account                                   687             355
Trade creditors                                       861             445
Trade creditors / Group                               646             334
Other creditors                                       174              90
Current liabilities                                 2.368           1.223
Deferred income & accrued liab.                       149              77
Total Net Worth & Liabilities                       5.418           2.798
-------------------------------------------------------------------------

        De Nora Fuel Cells S.p.A.

Statement of income
------------------------------------------------------------------------
1.10.99 - 31.12.99                              Lit./ML        Euro*000
------------------------------------------------------------------------

Sales                                                205             106
Lease                                                 53              27
Research contributions                               202             104
Variation in stocks of finished goods & wip           34              18

Production value                                     494             255

Cost of raw materials & consumables                 (306)           (158)
Service charges                                     (329)           (170)
Entitlement of minority goods                        (32)            (17)
Personnel costs                                     (286)           (148)
Depreciations and devaluations                       (78)            (40)
Variation in stocks of raw materials                 246             127
Production costs                                    (785)           (405)

Operating result                                    (291)           (150)

Net financial income (charges)                       (14)             (7)
Net extraordinary income (charges)                   (79)            (41)
Result before income taxes                          (384)           (198)
Income taxes                                           0               0
Result for the year                                 (384)           (198)
------------------------------------------------------------------------

Notes:

(*)  1 Euro = 1936,27 Lit.
(**) Considered period Oct. 1, 1999 - Dec. 31, 1999.
     The previous period of the year 1999 was directly at De Nora SpA charge.

        De Nora Fuel Cells S.p.A.

Stato patrimoniale al 31.12.99

----------------------------------------------------------------------------
Attivita                                           Lit/ML         Euro*000
----------------------------------------------------------------------------
Immobilizzioni immateriali                               102              53
lmmobilizzazioni materiali                             1.370             708
Crediti a lungo termine                                   25              13
Immobilizzazioni nette                                 1.497             773
Rimanenze di magazzino                                 1.211             625
Crediti vs clientela                                   2.523           1.303
Crediti commerciali vs Gruppo                             76              39
Crediti diversi                                           74              38
Disponibiliti liquide                                     36              19
Totale attivitit correnti                              3.920           2.025
Ratei e risconti                                           1               1
Totafe Attivitit                                       5.418           2.798
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Passivita                                          Lit./ML         Euro*000
-----------------------------------------------------------------------------
Capitale sociale                                         400              207
Riserva sovrapprezzo                                   1.130              584
Riserva legale                                            48               25
Altre riserve                                            259              134
Risultato di periodo                                    (384)            (198)
Patrimonio netto                                       1.453              750
Fondi rischi e oneri                                       0                0
Fondo TFR                                                398              206
Norfin spa c/finanziamento                             1.050              542
Passivita a lungo termine                               1.448             748
Anticipi da clienti                                      687              355
Debiti vs fomitori                                       861              445
Debiti commerciali vs Gruppo                             646              334
Altri debiti                                             174               90
Passivita correnti                                     2.368            1.223
Ratei e riscondi                                         149               77
Totale Passivita                                       5.418            2.798
-----------------------------------------------------------------------------

De Nora Fuel Cells S.p.A.

Conto Economico
-----------------------------------------------------------------------------
1.10.99 - 31.12.99                                  Lit./ML        Euro*000
-----------------------------------------------------------------------------

Vendite                                                  205              106
Locazioni                                                 53               27
Contributi della ricerca                                 202              104
Var. rim. prodotti in corso e finiti                      34               18
Valore della produzione                                  494              255
Costo materie prime, sussidiarie e merci                (306)            (158)
Costi per servizi                                       (329)            (170)
Costi pergodimento beni di terzi (affitti)               (32)             (17)
Costi per il personale                                  (286)            (148)
Ammortamenti                                             (78)             (40)
Var. rim. materie prime e sussidiarie                    246              127
Costi della produzione                                  (785)            (405)
Risultato operativo                                     (291)            (150)
Proventi (oneri) finanziari                              (14)              (7)
Proventi (oneri) straordinari                            (79)             (41)
Risultato ante imposte                                  (384)            (198)
Imposte sul reddito                                        0                0
Risultato netto                                         (384)            (198)
-----------------------------------------------------------------------------

Note.

(*)  1 Euro = 1936,27 Lit.

(**) Periodo: 1 Ott. 1999 - 31 Dic. 1999.
Nel periodo precedente l'attivita e in carico a De Nora spa.

Schedule 4.13 - Absence of Certain Changes
                --------------------------

                               None

Schedule 4.15 - Employee Benefit Plans
                ----------------------

In addition to severance pay, our company add the following annual integration for middle management and management, then:

- to Mr. Antonio Maggiore Lit. 4.000.000
- to Mr. Michele Tettamanti Lit. 8.000.000

Schedule 4.16(a) - Real Property
                   -------------

- Milan; Via Bistolfi 35:    Offices sqm 103
                             Laboratory sqm 250

- Milan: Via Dei Canzi 1:    Workshop sqm 140

         Schedule 4.16(b) - Personal Property
                            -----------------

Details of equipments and other assets

t 31/12/1999 after spin-off

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Accumulated     Accumulated         Net book
 Date of                                                                            depreciation    Depreciation        value as
  order      Orders         Description               Supplier        Book value    at 31/12/98       31/12/99       at 31.12.1999
------------------------------------------------------------------------------------------------------------------------------------
                           Other equipments
19/10/92     921546     Vasca lavaggio
                          ad ultrasuoni             Orma              1.150.000     (1.150.000)     (1.150.000)
26/10/92     921632     Rack di controllo           SEA               9.310.000     (9.310.000)     (9.310.000)
04/11/92     921716     Stampo guarniz 225 cm2
                          pressofuse                Italstamp         9.000.000     (9.000.000)     (9.000.000)
05/11/92     921722     Stampo bipoferi
                          pressofusi                Albertini        44.500.000    (44.500.000)    (44.500.000)
11/02/93     930446     Stampo telai umid
                          stack 10 kW               Italstamp        11.000.000    (11.000.000)    (11.000.000)
29/10/93     933741     Modifica stampo guarniz
                          FC stack 225 cm2          Italstamp          5.000.000    (5.000.000)     (5.000.000)
31/03/94     941585     Pompa                       Viesse             2.134.000    (2.134.000)     (2.134.000)
24/05/94     942654     Applicatore Loctite         Utensileria
                                                      Teodosio         1.350.000    (1.350.000)     (1.350.000)
------------------------------------------------------------------------------------------------------------------------------------
                        Total other equipments                        83.444.000   (83.444.000)    (83.444.000)
------------------------------------------------------------------------------------------------------------------------------------
                        Laboratory equipments

17/03/93     930833     Sonde RH (2), set di
                          calibrazione,
                          trasduttori P (2)         Jumo               6.355.000    (6.355.000)     (6.355.000)
19/03/93     930861     Indicatore digitali (5)
                          + trasmett P (4)          FEM               15.924.195   (15.924.195)    (15,924.195)
26/03/93     930971     Cappa di Laboratorio        Tecnoservice      14.400.000   (14.400.000)    (14.400.000)
31/03/93     931056     PLC MAC 50                  S.T.A             33.000.000   (33.000.000)    (33.000.000)
20/04/93     931310     Cercafughe                  Gambetti           3.155.230    (3.155.230)     (3.155.230)
07/06/93     932032     Fustellatrice oleodinamica  Bombelli           6.100.000    (6.100.000)     (6.100.000)
04/11/93     933813     Portastampo per provini
                          + taselli                 Italstamp          3.000.066    (3.000.066)     (3.000.066)
16/11/93     933956     Trasmettitore di Pressione
                          Camille Bauer (4)         Camille Bauer      5.928.000    (5.928.000)     (5.928.000)
02/02/94     940437     Tensionatori + pompa        BLM                9.482.720    (9.482.720)     (9.482.720)
23/03/94     941370     Stampo guernizione FC
                          stack 225 cm2             Italstamp         16.896.000   (16.896.000)    (16.896.000)
10/05/94     942353     Stampo guarniz umidif
                          stack 225 cm2             Italstamp         23.616.000   (23.616.000)    (23.616.000)
23/05/94     942641     Serbatoio con resistenze    SEA                4.560.000    (4.560.000)     (4.560.000)
25/05/94     942706     Carichi elettronic (5 da
                          120 W e 1 da 8 kW)        Hochert & Hackl   23.932.138   (23.932.138)    (23.932.138)
07/06/94     942961     Pannello di decompressione
                          e distribuzione gas       Sapio             20.500.000   (20.500.000)    (20.500.000)
14/06/94     943066     Strumentaz electtronica
                          impianto B1               MKS                3.477.558    (3.477.558)     (3.477.558)
01/07/94     943391     Rack modulari (3)           S.E.A.            25.965.000   (25.965.000)    (25.965.000)
15/09/94     944155     Apparecchiatura per
                          prove elettriche          Italstamp          4.200.000    (4.200.000)     (4.200.000)
21/09/94     944244     Trasmettitore di pressione
                          Camille Bauer (2)         Camille Bauer      3.120.000    (3.120.000)     (3.120.000)
21/09/94     944242     Armadio/pannelli di
                          controllo strumentazione  S.E.A.             7.722.000    (7.722.000)     (7.722.000)
07/04/95     951549     Stampi guarniz FC x FEVER   Italstamp         73.000.000   (73.000.000)    (73.000.000)
07/04/95     951551     Stampo per lastre di gomma  Italstamp          8.700.000    (8.700.000)     (8.700.000)
11/04/95     951596     Stampo guarniz umidif. per
                          FEVER                     busnelli          35.000.000   (35.000.000)    (35.000.000)
28/06/95     952773     Sistema acquisizione dati   SEA di Mora
                                                      Pierangelo      21.707.500   (21.707.500)    (21.707.500)
04/07/95     952860     Bagno termostatico Lauda    Italscientifica    4.000.000    (4.000.000)     (4.400.000)
21/07/95     953173     Tensionatori idraulici      BLM SOS            7.866.000    (7.866.000)     (7.866.000)
10/07/96     962671     Stampo guarniz FC stack
                          956 cm2                   Italstamp         40.000.000   (29.999.976)    (40.000.000)
27/08/96     962701     Dima press. Sorapec         Italstamp          3.200.000    (2.399.976)     (3.200.000)
27/01/97     970189     Piastre fibra Carbonio      Archemide          1.350.000      (506.244)       (843.744)          506.258
13/03/97     970835     Bagno termostatico          Seneco             2.850.000    (1.068.744)     (1.781.244)        1.068.756
14/04/97     971221     Stampo guarnizioni stack
                          60 cm2                    Italstamp         17.000.000    (6.374.988)    (10.624.988)        6.375.012
22/04/97     971319     Plastre fibra Carbonio      Archemide          1.350.000      (506.223)       (843.723)          506.277
16/07/97     972362     Stampo guarnizioni stack
                          1500 cm2                  Italstamp         38.000.000   (14.249.988)    (23.749.988)       14.250.012
                        Scaffalature per deposito
                          Lab, FUEL CELL            Scaffaltecnica
                                                      (041)            2.864.160                      (447.525)        2.416.635
19/07/94     943696     1 mobile lavello            Arredi tecnici
                                                      Villa            1.935.150    (1.935.150)     (1.935.150)
25/10/99                m. 2 stampi                 Tecnomeccanica
                                                      pr 53           30.000.000                      (937.500)       29.062.500
30/10/99                Modifica stampo             Italstamp ft
                                                      103 pr 29       15.000.000                      (468.750)       14.531.250
01/11/99                Racorderia                  Nordival           3.193.963                       (99.811)        3.094.152
02/11/99                                            Masaulom pr 32     1.237.850                       (38.683)        1.199.167
05/11/99                                            Cotelco sri pr 35  5.081.326                      (158.791)        4.922.535
08/11/99                                            Vimec sri pr 39    2.854.400                       (89.200)        2.765.200
30/11/99                                            Amboldi-Fustelfa
                                                      pr 52              720.000                       (22.500)          697.500
30/11/99                                            Nordival pr 48       135.470                        (4.233)          131.237
10/12/99                Acq Stack                                      1.200.000                       (37.500)        1.162.500
                                                                    ----------------------------------------------------------------
                        Total laboratory
                          equipments                                  [illegible] (436.648.696)    [illegible]         82,688,988
------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL EQUIPMENTS                             633.023.726  (522.092.696)    (550.334.738)       82,688,988
------------------------------------------------------------------------------------------------------------------------------------


t 31/12/1999 after spin-off
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Accumulated    Accumulated     Net book
Date of                                                                                depreciation   Depreciation    value as
 order     Orders                 Description              Supplier       Book value   at 31/12/98    31/12/99      at 31.12.1999
----------------------------------------------------------------------------------------------------------------------------------
                             FURNITURE AND PITTINGS

          94 1326   Armadi in metallo (2)               Ditron Sisteml     1.327.200      (982.128)    (1.141.392)        185.808
          94 1487   Scrivanie ufficl + cassettiere      Mercatre           8.147.250    (6.028.900)    (7.006.565)      1.140.686
          95 2226   Armadio                             Mercatre SpA         846.000      (846.000)      (846.000)
           92 879   n. 7 Sedle c/braccioli              ODN Technologies
                                                         (050)             1.186.000     1.186.000     (1.186.000)
           92 903   n. 1 Scrivania + n. 1 Angolo        ODN Technologies
                    per scrivania                        (050)               178.976       178.976       (178.976)
           92 905   n. 1 Scrivania                      ODN Technologies
                                                         (050)               127.840       127.840       (127.840)
           92 890   n. 4 Cassettiere                    ODN Technologies
                                                         (050)               818.176       818.176       (818.176)
           92 894   n. 1 Armadio a 4 ante 207 x 49.2    ODN Technologies
                                                         (050)             5.752.800     5.752.800     (5.752.800)
                    n. 4 Antine 44 x 49.2
           92 898   n. 1 Mobiletto basso                ODN Technologies
                                                         (050)               204.544       204.544       (204.544)
          92 1249   n. 1 Classificatore 4b4             ODN Technologies
                                                         (050)                51.943        51.943        (51.943)
          92 1250   n. 1 Classificatore 4b4             ODN Technologies
                                                         (050)                58.303        58.303        (58.303)
           99 063   S180 DM n. 1 Scrivania noce anegre' Centrufficio Loreto
                                                         (050)             1.208.996                      (72.540)      1.136.456
           99 064   DA11060P - Dattilo noce anegre'     Centrufficio Loreto
                                                         (050)               519.646                     (519.646)
           99 065   1828OGP Contenitore noce anegre'    Centrufficio Loreto
                                                         (050)               839.246                     (839.246)
           99 064   18280PV Contenitore noce anegre'    Centrufficio Loreto
                                                         (050)             1.009.246                      (60.553)        948.693
           99 066   Top noce anegre' da cm. 159         Centrufficio Loreto
                                                         (050)               139.696                     (139.696)
           99 065   n. 2 poltrene direzionali in        Centrufficio Loreto
                    pelle nera                           (050)               409.996                     (409.996)
           99 069   n. 8 Sedie FSBIGN 72 Blu'           Centrufficio Loreto
                                                         (050)               723.174                     (723.174)
-----------------------------------------------------------------------------------------------------------------------------------
                    TOTAL FURNITURE AND FITTINGS                          [illegible]      521.554     [illegible]      3.411.643
----------------------------------------------------------------------------------------------------------------------------------

                         COMPUTER HARDWARE

          93 1458   Centralina di controllo portatile   S.E.A. (60)        3.550.000   (3.550.000)     (3.550.000)
           99 076   Stampante SCANJET HP 5200
                    matric.SG8C11613T                   SYCON (060)          530.000                     (530.000)
           99 077   Stampante HP DESKJET metric.
                    ES92H1308V                          SYCON (060)          650.000                     (650.000)
           99 027   FAX RICOH metricola U3381100579     SYCON (060)        1.950.000                     (195.000)      1.755.000
           99 146   DESKPRO EP Pll s/n 8920CCJ72006
                    (Franchi)                           SYCON (060)        1.950.000                     (195.000)      1.755.000
           96 065   BRAVO MS P/75 s/n 501772908 +
                    Monitor + Licenza (Ornelas)         SYCON (060)        6.090.000     3.654.000     (4.872.000)      1.218.000
           99 144   DESKPRO EP Pll s/n 8920CCJ71832
                    (Brambilla)                         SYCON (060)        1.950.000                     (195.000)      1.755.000
           94 276   ZENITH 450X s/n N50021930
                    (Lab.FUEL CELLS)                    SYCON (060)        6.150.000     6.150.000     (6.150.000)
           95 149   IBM 466 DX2/T s/n 6P550Z583
                    (Lab.FUEL CELLS Acq.dali)           SYCON (060)        1.739.000     1.739.000     (1.739.000)
           94 087   PC CIEMME - matric 951515
                    (Lab.FUEL CELLS Acq.dali)           SYCON (060)        1.750.000     1.750.000     (1.750.000)
           96 174   Transformazione 486 matric.951515
                    in PENTIUM                          SYCON (060)        1.100.000       659.976       (879.973)        220.027
           95 198   BRAVO 270W s/n 125BHP030051
                    (Lab.FUEL CELLS Acq.dali)           SYCON (060)        2.104.190     2.104.190     (2.104.190)
           92 386   PC CIEMME P100 - matric 080454
                    (Magazz. via del Canzi)             SYCON (060)        8.700.000     8.700.000     (8.700.000)
           96 102   Transformazione 486 matric. 080454
                    in PENTIUM                          SYCON (060)        1.100.000       659.976       (879.973)        220.027
           99 150   DESKPRO EP Pii s/n 8919CCJ72279
                    (Mazzuchelli)                       SYCON (060)        1.950.000                     (195.000)      1.755.000
           99 145   DESKPRO EP Pii s/n 8919CCJ72279
                    (Marzupio)                          SYCON (060)        1.950.000                     (195.000)      1.755.000
           98 207   DESKPRO P233MX s/n 8825BNT22415
                    (PLC)                               SYCON (060)        3.310.000       330.996       (992.970)      2.317.030
           93 229   PC CIEMME 486DX (Zinl) s/n 223744   SYCON (060)        3.650.000     3.650.000     (3.650.000)
           98 173   Transformazione in PENTIUM s/n
                    223744                              SYCON (060)        1.100.000       659.976       (879.973)        220.027
           99 090   DESKPRO EP Pii s/n 8908CCJ74715-
                    (Dal Pezzo)                         SYCON (060)        2.130.000                     (213.000)      1.917.000
           97 140   BRAVO LC5133 s/n 11BUR034902 +
                    Monitor + Office (Taverna)          SYCON (060)        2.680.000       803.988     (1.339.982)      1.340.018
           99 154   ARMADA 1700 - s/n 3J94CND1383C
                    (Maggiore)                          SYCON (060)        3.700.000                     (369.997)      3.330.003
                    DESKPRO EP Pii s/n 8919CCJ76324
                    (Torro)                             SYCON (060)        2.140.000                     (213.999)      1.926.001
                    DESKPRO EP PII s/n 8919CCJ70168
                    (Fleba)                             SYCON (060)        2.140.000                     (213.999)      1.926.001
30/11/99            ARMADA + SDRAM                      SYCON PR 51        3.450.000                      (86.250)      3.363.750
23/12/99            BORSA PER PORTATILE                 SYCON PR 78          160.000                       (4.000)        158.000

----------------------------------------------------------------------------------------------------------------------------------
                    TOTAL COMPUTER HARDWARE                                 XXXX        27.312.102       XXXXXX        26.928.884
----------------------------------------------------------------------------------------------------------------------------------

                          INDUSTRIAL VEHICLES
21/10/92   92 1596  Carello transpallet
                    (movimentaz bombole)                Rotocar           12.500.000   (12.500.000)   (12.500.000)
                                                       ---------------------------------------------------------------------------
                                                                          12.500.000   (12.500.000)   (12.500.000)
                                                       ---------------------------------------------------------------------------
                         STATIONARY SYSTEMS AND TEST STATION
                                                       ---------------------------------------------------------------------------
                                                                          [illegible]                   3.611.303  1.009.716.495
                                                       ---------------------------------------------------------------------------
                    SEE ATTACHED LIST
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FITINGS, COMPUTERS, OTHER ASSETS                                 1.117.050.020    15.333.656   (76.992.998)   1.040.057.022
----------------------------------------------------------------------------------------------------------------------------------

                            Producer goods in lease

Fuel Cells with clients



                                              Amount as at 31/12/1999 after spin-off
-----------------------------------------------------------------------------------------------------------------------------------
  Client name    Year of booking    Book value  Accumulated Deprec  Pro-quota Deprec   Pro-quota deprec 31/12/1999   Net book value
                                                   31.12.1998       as at 30.09.1999           rate 22.5%            as at 31/12/99
-----------------------------------------------------------------------------------------------------------------------------------
RENAULT         Fuel cell year 95     8.928.426     8.928.426                                                                    0
RENAULT         Fuel cell year 96   133.848.750    90.347.904         22.586.976              7.528.992                 13.384.878
RENAULT         Fuel cell year 96    66.924.375    45.173.952         11.293.488              3.764.496                  6.692.439
RENAULT         Fuel cell year 98    70.707.752     7.954.620         11.931.930              3.997.311                 46.843.891
ANSALDO         Fuel cell year 95   327.164.388   327.164.388                                                                    0
ANSALDO         Fuel cell year 97   281.282.103    94.932.696         47.466.351             15.822.118                123.060.938
TNO INST. ENV.  Fuel cell year 97     9.369.400     3.162.168          1.581.084                527.029                  4.099.119
ARMINES         Fuel cell year 95    44.140.712    41.381.900          2.758.812                                                 0
ENEA            Fuel cell year 96    35.843.136    24.194.088          6.048.522              2.016.176                  3.584.350
DLR             Fuel cell year 96    38.269.860    25.832.136          6.458.031              2.152.680                  3.827.013
VOLVO           Fuel cell year 98    35.017.907     3.939.504          5.909.265              1.969.757                 23.199.381
                ------------------------------------------------------------------------------------------------------------------
                                  1.051.496.809   673.011.782        116.034.459             37.758.560                224.692.008
                ------------------------------------------------------------------------------------------------------------------
ABB CORPORATE   Fuel cell year 1999   4.314.925             0            364.068                121.357                  3.950.857
ESKOM           Fuel cell year 1999   7.433.117             0            627.165                209.056                  6.805.952
POWER COMP.     Fuel cell year 1999  13.263.415             0          1.119.100                373.034                 12.144.315
                ------------------------------------------------------------------------------------------------------------------
                                     25.011.457             0          2.110.333                703.447                 22.901.124
----------------------------------------------------------------------------------------------------------------------------------
                TOTAL             1.076.508.266   673.011.782        118.144.792             38.462.007                247.593.132
----------------------------------------------------------------------------------------------------------------------------------

Other tangible fixed assets


                    Amount as at 31/12/1999 after spin-off


                                                                at 31.12.1999
------------------------------------------------------------------------------

                    HIGH POWER TEST STATION FUEL CELL
             project 911-IDMI                                       85.267.598
                    - less pro quota depreciation at 30/9/99        (2.558.025)
             Invoice of 21/10/99 order 99/33 PR 5                   20.060.200
                                                            ------------------
                                                                   102.769.773
                                                            ------------------

                      STATIONARY FUEL CELL SYSTEMS
             project 902 DMI                                       908.000.000
                                                            ------------------
                                                                   908.000.000
                                                            ------------------
             TOTAL                                               1.010.769.773
------------------------------------------------------------------------------

Schedule 4.19(a) - A complete list of employees of DNFC
                   ------------------------------------

                           DE NORA FUEL CELLS S.p.A.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Gross Annual
                                           Date           Salary
                                            of           (Italian     Incentive bonus     Fringe     Working      Duration of
Surname                Name       Sex     birth     Age    Lire)       (Italian Lire)     Benefits    Time          contract
------------------------------------------------------------------------------------------------------------------------------------
xxRTI           IACOPO             M   24/10/1978   21  34.409.200   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxBILLA         MASSIMO            M   12/02/1953   47  56.999.110   5000.00/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxMEZZO         PIETRO             M   02/09/1966   33  44.717.400   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxRATE          ALESSANDRO         M   10/02/1962   38  71.982.512   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxA             GIAN PIERO        M   06/05/1955   44  58.756.894   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxO             ANTONIO            M   14/05/1937   62  62.629.322   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxCHI           KATIA              F   25/05/1970   29  48.287.596   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xDOLFI          SABRINA            F   06/02/1968   32  42.155.400   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xIORE           ANTONIO GIUSEPPE   M   12/06/1964   35  70.000.000   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xUPIO           GIANPAOLO          M   10/02/1951   49  60.027.128   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxUCCHELLI      GABRIELE          M   03/09/1949   50  61.616.898   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxLAS JACOBO    RUBEN              M   05/03/1956   43  55.936.944   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxRNA           MARINA             F   25/08/1970   29  41.702.416   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxAMANTI        MICHELE            M   25/11/1959   40 100.000.012  up to 20% annual
                                                                    gross salary**       Hand-phone  Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
xxxx            ANTONINO           M   18/12/1972   27  38.102.624   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------
XNI             FABIO              M   17/08/1967   32  43.247.400   500.000/1.500.000*              Full-time  Open-ended contract
------------------------------------------------------------------------------------------------------------------------------------

xxxcordance with Corporate Agreement, calculated on productivity, profitability and quality index results xxo system

xxxdata are reserved in compliance with Law 675/1996

                           DE NORA FUEL CELLS S.p.A.

------------------------------------------------------------------------------------------------------------------------------------
                                              Medium working
                                                Daily Pay      Incentive bonus
Surname    Name    Sex    Date of birth  Age  (Italian Lire)   (Italian Lire)   Fringe Benefits   Working Time  Duration of contract
------------------------------------------------------------------------------------------------------------------------------------

A          ROBERTO  M                            370.000                                           Temporary      Until 21/4/2000
------------------------------------------------------------------------------------------------------------------------------------

XMANTONIO  MICHELE  M                            370.000                                           Temporary      Until 21/4/2000
------------------------------------------------------------------------------------------------------------------------------------

XHO        MASSIMO  M                            370.000                                           Temporary      Until 21/4/2000
------------------------------------------------------------------------------------------------------------------------------------

XEGRINO    ROBERTO  M                            370.000                                           Temporary      Until 28/4/2000
------------------------------------------------------------------------------------------------------------------------------------

XXe end of temporary contract he will be emploied by De Nora Fuel Cells directly XXt data reserved in compliance with Law 675/1996

------------------------------------------------------------------------------------------------------------------------------------
                                               Gross annual
                                                  Salary      Incentive bonus
Surname    Name     Sex   Date of birth  Age  (Italian Lire)   (Italian Lire)    Fringe Benefits  Working Time  Duration of contract
------------------------------------------------------------------------------------------------------------------------------------

XOSSO      DOMENICO  M     21/10/1961    39     42.699.678    500.000/1.500.000*                  Temporary**    Expiring 30/4/2000
------------------------------------------------------------------------------------------------------------------------------------

Dell'Osso is a De Nora S.p.A employee. Actually he is at disposal of De Nora Fuel Cells.
Xt data are reserved in compliance with Law 675/1996

DE NORA s.p.a.                                            GRUPPO ORONZIO DE NORA
--------------------------------------------------------------------------------

Spettabile
DE NORA FUEL CELLS S.p.A.
Via Bistolfi, 35
20134 MILANO

                                                        Milano, 26 gennaio 2000

A seguito Vostra richiesta odierna, ci dichiariamo disponibili, sentito anche il parere del nostro dipendente, a mettere a Vostra disposizione il Sig. Domenico Dell'Osso alle seguenti condizioni:

Durata del prestito:                         dal 01/02/2000 al  30/04/2000

Tipologia di prestazione effettuata:         attivita produttiva

Sede di lavoro:                              Milano - Via Bistolfi, 35

Orario di lavoro:                            a tempo pieno

Corrispettivo del prestito:                  costo del lavoro da noi
                                             sostenuto compreso di oneri
                                             contributivi

Modalilti del riaddebito:                    posticipato mensile

Risoluzione del contratto:                   a mezzo comunicazione
                                             scritta dal primo del mese
                                             successivo alla data della
                                             comunicazione


Vogliate renderci firmata per accetazione copia della presente.

                                 DE NORA S.p.A

PER ACCETTAZIONE: /s/
                  ...................



[LOGO] Via Bistolfi, 35-20134 Milano -                                 [LOGO]
       Tel. (02) 21291 - Telex 310.552 ODENOR I

Schedule 4.19(b) - Severance Pay as of 31/12/99
                   ----------------------------


                                Lit. 398.473.100
                                ----------------

                                  EXHIBIT A

                      [LETTERHEAD OF HALE AND DORR LLP]


                                April 4, 2000


DeNora New Energy Investments B.V.
DeNora Fuel Cells S.p.a
Via Bistolfi 35
20134 Milano, Italy

          Re:  Investment and Exchange Agreement
               ---------------------------------

Ladies and Gentlemen:

     This opinion is being furnished pursuant to Section 8.1(d) of the Investment and Exchange Agreement, dated as of April 4, 2000, between Arthur D. Little, Inc. ("ADL"), Epyx Corporation ("Epyx"), DeNora Fuel Cells S.p.a. ("DNFC") and DeNora New Energy Investment B.V. ("DN") (the "Investment Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Investment Agreement.

     We have acted as special counsel to ADL and Epyx (the "ADL Parties") in connection with the Investment Agreement. As such counsel, we have not been engaged to negotiate or prepare the Investment Agreement or any of the other documents referenced therein. However, we have examined and are familiar with and have relied upon the following documents:

     (a) the Investment Agreement and the Stockholders' Agreement dated of even date herewith between Epyx, ADL, DN and Amerada Hess Corporation (the "Stockholders' Agreement," and together, with the Investment Agreement, the "Transaction Documents");

     (b) an Officer's Certificate from ADL, dated as of the date hereof (the "ADL Officer's Certificate"), attesting to ADL's charter and bylaws, certain resolutions adopted by the Board of Directors of ADL, the incumbency of certain officers of ADL, and as to certain other matters;

     (c) an officer's Certificate from Epyx, dated as of the date hereof (the "Epyx Officer's Certificate"), attesting to Epyx's charter and bylaws, certain resolutions adopted by the Board of Directors and Stockholders of Epyx, the incumbency of certain officers of Epyx, and as to certain other matters;

     (d) A stock certificate (the "Epyx Certificate") representing 500,000 shares of Epyx Common Stock, registered in the name of DN (the "Epyx Shares"); and

     (e) such other records of meetings, documents, instruments and certificates (including but not limited to certificates of public officials and officers of the ADL Parties) as we have considered necessary for purposes of this opinion.

     In our examination of the documents described above, we have assumed the genuineness of all signatures, the legal capacity of all individual signatories, the completeness of all corporate and stock records provided to us, me authenticity of all documents submitted to us as originals,

DeNora New Energy Investments B.V.
DeNora Fuel Cells S.p.a
April 4, 2000
Page 2

the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such latter documents.

     In rendering this opinion, we have relied, as to all questions of fact material to this opinion, upon certificates of public officials and officers of the ADL Parties and upon the representations and warranties made by the parties to the Transaction Documents in the Transaction Documents. We have not attempted to verify independently such facts, although nothing has come to our attention which has caused us to question the accuracy of such certificates or representations and warranties.

     Any reference herein to "our knowledge," or to any matter "known to us", "coming to our attention" or "of which we are aware", or any variation of any of the foregoing shall mean the conscious awareness of the attorneys in this firm who have been involved in the preparation of this letter of the existence or absence of any facts which would contradict our opinions or statements set forth below. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the ADL Parties. Without limiting the foregoing, we have not conducted a search of any electronic databases or the dockets of any court, administrative or regulatory body, agency or other filing office in any jurisdiction.

     For purposes of this opinion, we have assumed that the Transaction Documents have been duly authorized, executed and delivered by all parties thereto other than the ADL Parties, and that all such other parties have all requisite power and authority to effect the transactions contemplated by the Transaction Documents. We have also assumed that each Transaction Document is the valid, binding and enforceable obligation of each party thereto other than the ADL Parties. We do not render any opinion as to the application of any federal or state law or regulation to the power, authority or compliance of any party to any of the Transaction Documents other than the ADL Parties.

     Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, and (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Furthermore, we express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. We are expressing no opinion herein as to the enforceability of Sections 7.1, 7.2, 7.3, 9.1, 9.2, 9.3 or 9.4 of the Investment Agreement. We are expressing no opinion herein as the enforceability of the following Sections of the Stockholders' Agreement: (I) Section 2.1(b) (other than the first sentence thereof); or (II) Sections 2.3, 2.4, 3.3, 4.4 or the last two sentences of Section 5.8. We are expressing no opinion as the enforceability of any provision of any agreement or document as to which we are opining herein which purports to indemnify any person against his, her or its own negligence or intentional misconduct. We are expressing no opinion herein with respect to compliance by any ADL Party with (I) state securities or "blue sky" laws, or with any state or federal securities antifraud laws or (II) with any laws or regulations relating to export of technology, goods, services or intellectual property. We are not

DeNora New Energy Investment B.V.
DeNora Fuel Cells S.p.a.
April 4, 2000
Page 3


expressing any opinion herein as to the title or ownership of any assets by any of the ADL Parties.

     For purposes of our opinion expressed in paragraph 6 below, insofar as it relates to the full payment for the Epyx Shares, we have assumed that (i) the DNFC shares have been duly and properly transferred by DN to Epyx, free and clear of all liens and encumbrances and (ii) the fair market value of the DNFC shares transferred to Epyx by DN is equal to or greater than the aggregate par value of the Epyx Shares.

     For purposes of our opinion in paragraph 8 below, we have relied upon representations made by DN in Section 5.4 of the Investment Agreement, and have assumed (without any independent investigation) the accuracy of such representations.

     We are opining herein solely as to the state laws of the Commonwealth of Massachusetts, the Delaware General Corporation Law statute and the federal laws of the United States of America. To the extent that any other laws govern any of the matters as to which we are opining below, we have assumed, with your permission and without independent investigation, that such laws are identical to the state laws of the Commonwealth of Massachusetts, and we express no opinion as to whether such assumption is reasonable or correct.

     For purposes of our opinions rendered below, we have assumed that the facts and law governing the future performance by the ADL Parties of their respective obligations under the Transaction Documents will be identical to the facts and law governing their performance on the date of this opinion.

     Based upon and subject to the foregoing, we are of the opinion that:

       1. Each of the ADL Parties has all requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party.

       2. The execution, delivery and performance of the Investment Agreement by the ADL Parties have been duly authorized by each of the ADL Parties, and the execution, delivery and performance of the Stockholders' Agreement by the ADL Parties has been duly authorized by the ADL Parties.

       3. The Investment Agreement has been duly executed and delivered by each of the ADL Parties, and constitutes the valid and binding obligation of the ADL Parties, enforceable against them in accordance with its terms. The Stockholders' Agreement has been duly executed and delivered by the ADL Parties, and constitutes the valid and binding obligation of the ADL Parties, enforceable against them in accordance with its terms.

       4. The execution, delivery and performance of the Transaction Documents by the ADL Parties who are parties thereto does not violate any decree or order of any court or governmental or regulatory agency specifically naming any ADL Party of which we have knowledge.

       5. No stamp, registration or other similar taxes or charges are payable under the federal laws of the United States or the state laws of the Commonwealth of

DeNora New Energy Investment B.V.
DeNora Fuel Cells S.p.a.
April 4, 2000
Page 4


             Massachusetts in respect of the execution or delivery by the ADL Parties of the Transaction Documents.

        6. The Epyx Shares have been duly authorized and validly issued and are fully paid and nonassessable, and the Epyx Certificate represents 500,000 shares of Common Stock of Epyx.

        7. The execution and delivery by the ADL Parties of the Transaction Documents, and the consummation by the ADL Parties of the transactions contemplated thereby, do not, to our knowledge, violate the provisions of any Federal or Massachusetts state law, rule or regulation applicable to the ADL Parties.

        8. Based in part on the representations of DN in the Investment Agreement, the issuance and sale of the Epyx Shares to DN pursuant to the Investment Agreement are exempt from registration under the Securities Act of 1933, as amended.

     This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

     This opinion is rendered only to you and is solely for your benefit in connection with the transactions contemplated by the Transaction Documents. This opinion may not be relied upon by you for any other purpose, nor may this opinion be provided to, quoted to or relied upon by any other person or entity for any purpose, without our prior written consent.

                                                       Very truly yours,

                                                       /s/ Hale and Dorr LLP
                                                       HALE AND DORR LLP

                                   EXHIBIT B

                         [LETTERHEAD OF STUDIO LEGALE]

                           Boston, April 4/th/ 2000

Arthur D. Little Inc.
Acorn Park
Cambridge, Massachussets
02140-2390 USA

          Re: Investment and Exchange Agreement
              ---------------------------------

Dear Sirs:

     This opinion is being furnished pursuant to Section 8.2(d) of the Investment and Exchange Agreement, dated as of April 4, 2000, between Arthur D. Little, Inc. ("ADL"), Epyx Corporation ("Epyx"), DeNora Fuel Cells S.p.a. ("DNFC") and DeNora New Energy Investment B.V. ("DN") (the "Investment Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Investment Agreement.

     We have acted as legal counsel to DNFC and DN (the "DN Parties") in connection with the Investment Agreement and we have been engaged to negotiate and prepare the Investment Agreement and any of the other documents referenced therein. We have examined and are familiar with and have relied upon the following documents:

     . the Investment Agreement, the Stockholders' Agreement dated of even date herewith between ADL, DN and Epyx (the "Stockholders' Agreement, and together, with the Investment Agreement, the "Transaction Documents");

     . the shareholders' ledger of DNFC (the "DNFC Ledger"), attesting to DNFC's incorporation and capitalization, certain resolutions adopted by the Board of Directors of DNFC;

     . deed of incorporation dated as of March 14/th/ 2000 and certificate from the Chamber of Commerce and Industries of Amsterdam, dated as of March 30, 2000 (the "DN Corporate Certificates"), attesting to DN's incorporation,

Arthur D. Little Inc.
April 4, 2000
Page 2


          charter and bylaws, certain resolutions adopted by the Board of Managing Directors of DN;

     . a stock certificate to be completed by DNFC and issued to Epyx and then recorded in the DNFC Ledger (the "DNFC Stock Certificate"); and

     . such other records of meetings, documents, instruments and certificates (including but not limited to certificates of public officials and officers of the DN Parties) as we have considered necessary for purposes of this opinion.

     In our examination of the documents described above, we have assumed the genuineness of all signatures, the legal capacity of all individual signatories, the completeness of all corporate and stock records provided to us, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such latter documents.

     In rendering this opinion, we have relied, as to all questions of fact material to this opinion, upon certificates of public officials and officers of the DN Parties and upon the representations and warranties made by the parties to the Transaction Documents in the Transaction Documents. We have not attempted to verify independently such facts, although nothing has come to our attention which has caused us to question the accuracy of such certificates or representations and warranties.

     Any reference herein to "our knowledge," or to any matter "known to us", "coming to our attention" or "of which we are aware", or any variation of any of the foregoing shall mean the conscious awareness of the attorneys in this firm who have been involved in the preparation of this letter of the existence or absence of any facts which would contradict our opinions or statements set forth below. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the DN Parties. Without limiting the foregoing, we have not conducted a search of any electronic databases or the dockets of any court, administrative or regulatory body, agency or other filing office in any jurisdiction.

     For purposes of this opinion, we have assumed that the Transaction Documents have been duly authorized, executed and delivered by all parties thereto other than the DN Parties, and that all such other parties have all requisite power and authority to effect the transactions contemplated by the Transaction Documents. We have also assumed that each Transaction Document is the valid, binding and enforceable obligation of each party thereto other than the DN Parties. We do not render any opinion as to the application of any law or regulation to the power, authority or compliance of any party to any of the Transaction Documents other than the DN Parties.

     Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, and (iii)

Arthur D. Little Inc.
April 4, 2000
Page 3


duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Furthermore, we express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. We are expressing no opinion herein as to the enforceability of any section of the Transaction Documents under the General Corporation Law of the State of Delaware. We are expressing no opinion as the enforceability of any provision of any agreement or document as to which we are opining herein which purports to indemnify any person against his, her or its own gross negligence or intentional misconduct. We are expressing no opinion herein with respect to compliance by any DN Party with (I) securities or "blue sky" laws, or with any securities antifraud laws or (II) with any laws or regulations relating to export of technology, goods, services or intellectual property. We are not expressing any opinion herein as to the title or ownership of any assets by any of the DN Parties.

     For purposes of our opinion expressed in paragraph 6 below, insofar as it relates to the full payment for the DNFC Shares, we have assumed that (i) 500,000 newly issued shares of Epyx (the "Epyx Shares") have been duly and properly issued by Epyx and registered in the name of DN, free and clear of all liens and encumbrances and (ii) the fair market value of the Epyx Shares is equal to or greater than the par value of 50% of the common stock of Epyx.

     We are opining herein solely as to the laws of Italy. To the extent that any other laws govern any of the matters as to which we are opining below, we have assumed, with your permission and without independent investigation, that such laws are identical to the laws of Italy, and we express no opinion as to whether such assumption is reasonable or correct.

     For purposes of our opinions rendered below, we have assumed that the facts and law governing the future performance by the DN Parties of their respective obligations under the Transaction Documents will be identical to the facts and law governing their performance on the date of this opinion.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. Each of the DN Parties has all requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party.

     2. DNFC has all requisite corporate power and authority to issue and delivery the DNFC Stock Certificate to Epyx and to make any entry thereof in the DNFC Ledger.

     3. The execution, delivery and performance of the Investment Agreement by the DN Parties have been duly authorized by each of the DN Parties, and the execution, delivery and performance of the Stockholders' Agreement by DN has been duly authorized by DN.

     4. The Investment Agreement has been duly executed and delivered by each of the DN Parties, and constitutes the valid and binding obligation of

Arthur D. Little Inc.
April 4, 2000
Page 4


          the DN Parties, enforceable against them in accordance with its terms. The Stockholders' Agreement has been duly executed and delivered by DN, and constitutes the valid and binding obligation of DN, enforceable against it in accordance with its terms.

     5. The execution, delivery and performance of the Transaction Documents by the DN Parties who are parties thereto does not violate any decree or order of any court or governmental or regulatory agency specifically naming any DN Party of which we have knowledge.

     6. No stamp, registration or other similar taxes or charges are payable under the laws of Italy in respect of the execution or delivery by the DN Parties of the Transaction Documents.

     7. The DNFC Shares have been duly authorized and validly issued and are fully paid and nonassessable. The DNFC Stock Certificate, when completed and issued to Epyx, represents 400,000 ordinary shares of Common Stock of DNFC.

     8. The execution and delivery by the DN Parties of the Transaction Documents, and the consummation by the DN Parties of the transactions contemplated thereby, do not, to our knowledge, violate the provisions of any law, rule or regulation applicable to the DN Parties.

     9. Neither the DN Parties nor any of their assets enjoy any right of immunity from set-off, suit, or execution with respect to their obligations under the Transaction Documents.

     This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

     This opinion is rendered only to you and is solely for your benefit in connection with the transactions contemplated by the Transaction Documents. This opinion may not be relied upon by you for any other purpose, nor may this opinion be provided to, quoted to or relied upon by any other person or entity for any purpose, without our prior written consent.

                                                  Very truly yours

                                              Avv. Giuseppe Cambareri
                                              /s/ Giuseppe Cambareri

                                   Exhibit C

                                                                   EXHIBIT 10.04


                                LICENSE AGREEMENT

         This Agreement is made as of March 31, 2000, by and between EPYX Corporation, a Delaware corporation located at 15 Acorn Park, Cambridge, MA 02140 (hereinafter "EPYX") and Arthur D. Little, Inc., a Massachusetts corporation located at 25 Acorn Park, Cambridge, MA 02140 (hereinafter "ADL").

                                   WITNESSETH

         WHEREAS, ADL desires to acquire a license from EPYX under certain intellectual property rights owned by EPYX for use solely in certain Fields of Use; and

         WHEREAS, EPYX desires to grant such license rights to ADL; and

         NOW, THEREFORE, for and in consideration of the covenants set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS.

     The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.

     1.1 "EPYX Intellectual Property Rights" means all intellectual property set forth on the attached Schedule __, exclusive of trademark rights, for which EPYX has the right to grant sublicenses thereunder.

     1.2 "Gas-to-Liquids Fuel Processing" means the conversion of substantially gaseous hydrocarbons into products that are substantially liquids at or near ambient conditions such as but not limited to diesel and methanol.

     1.3 "Fuel Conversion for I.C. Engines" means the transformation of internal combustion engine fuels into reducing agents such as hydrogen, carbon monoxide, and small hydrocarbons to assist in lean burn operation, cold starting, and emissions control of internal combustion engines.

     1.4 "Field of Use" means Gas to Liquids Fuel Processing and Fuel Conversion Devices for I.C. Engines.

2.   LICENSE GRANT.

     EPYX hereby grants to ADL a royalty-free, world-wide, non-exclusive right and license, with the right to sublicense, to make, have made, import, use, offer for sale and/or sell, all products, devices, apparatus and processes covered under EPYX Intellectual Property Rights solely in the Fields of Use. The license rights granted herein shall not be assigned by ADL without the prior written consent of EPYX, which consent shall not be unreasonably withheld. Prior to ADL granting a sublicense hereunder, ADL agrees to obtain the consent of EPYX, such consent not to be unreasonably withheld.

3.   CONFIDENTIALITY

     ADL agrees to keep confidential and exercise reasonable care in preventing disclosure to third parties of all EPYX Intellectual Property Rights that are not otherwise publicly available, (EPYX Confidential Information). All documents containing such information shall be marked "EPYX CONFIDENTIAL". Upon termination of this Agreement all EPYX Confidential Information shall be returned promptly to EPYX. Nevertheless, the obligations contained herein shall survive the termination of the Agreement. The obligations contained in this section shall not apply in the event that the aforesaid Confidential Information is now or shall become available to the public generally other than as a result of a breach of this provision, or becomes available to the receiving party from a third party who owed no obligation of confidentiality to EPYX. In the event that a receiving party concludes that information covered by this provision is no longer confidential, it shall so notify the disclosing party and provide it with evidence of the public nature of the information, but shall continue to maintain the confidentiality of the information for a period of thirty (30) days after the giving of such notice. In the event the disclosing party continues to assert the confidentiality of the information, it shall so notify the receiving party and the parties shall in good faith attempt to reach agreement as to the need for continued confidentiality of the information.

4.   TERM AND TERMINATION

     Unless otherwise agreed by the parties in writing, the term of the licenses granted herein shall be ten (10) years from the effective date of this Agreement. The parties may terminate this Agreement at any time if mutually agreed in writing. The Agreement will terminate upon the happening of any of the following: (a) ADL shall make an assignment for the benefit of creditors, or petition or apply for or arrange for the appointment of a trustee, liquidator or receiver, or commence any proceeding relating to itself under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or otherwise, or shall be adjudicated a bankrupt or insolvent, or (b) any petition or application for the appointment of a trustee, liquidator or receiver is filed against ADL or any proceeding relating to ADL under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction now or hereafter in effect is commenced against ADL and ADL shall indicate its approval thereof, consent thereto, or acquiescence therein, or an order is entered appointing any such trustee, liquidator or receiver, which order is not stayed or removed within ninety (90) days after the date entered.

5.   NO REPRESENTATIONS OR WARRANTIES

     Neither party makes any representation or gives any warranties that the use of EPYX Intellectual Property Rights by ADL will not infringe the rights of any third parties.

6.   NOTICES

     6.1 EPYX agrees to give ADL notice of any inventions developed by or for EPYX in the Field of Use, subsequent to the effective date of this Agreement, which are the subject of a patent application promptly upon filing of the same. Should ADL desire a license under such patent rights, the parties shall use their best efforts to negotiate mutually acceptable terms.

     6.2 ADL and EPYX agree, respectively, to give each other prompt notice of any claims by a third party of infringement as a result of any licensed rights under EPYX Intellectual Property Rights and/or ADL Intellectual Property Rights.

     6.3 All Notices required hereunder shall be in writing and shall be deemed to have been duly given when (a) delivered by hand; (b) given by facsimile or e-mail (and confirmed by registered mail); or (c) on the third business day after deposit with (i) the United States Postal Service for delivery by Express Mail or equivalent; or (ii) Federal Express or the equivalent, and in all cases addressed as follows:

                  If to EPYX, at:           Jeffrey Bentley
                                            EPYX Corporation
                                            Acorn Park
                                            Cambridge, MA 02140

                  If to ADL, at:            Samuel J. Gallo
                                            General Counsel
                                            Arthur D. Little, Inc.
                                            25 Acorn Park
                                            Cambridge, MA 02140


7    MISCELLANEOUS

     EPYX agrees to take all reasonable steps to prevent the lapse of any patent, patent application, trademark and/or copyright which is the subject EPYX Intellectual Property Rights.

8    ENTIRE AGREEMENT.

     This Agreement represents the entire understanding between the parties, and supercedes all other agreements, express or implied, between the parties concerning the license granted herein.

9    CHOICE OF LAWS.

     This license shall be interpreted according to the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EPYX CORPORATION                            ARTHUR D. LITTLE, INC.


By: /s/ Mark Brodsky                       By: /s/ John F. Burns
    ----------------------------              -------------------------------
   Name:  Mark Brodsky                        Name:  John F. Burns
   Title: President                           Title: Chief Financial Officer

                                   SCHEDULE 1
                   ARTHUR D. LITTLE, INC. TO EPYX CORPORATION

                        (HYDROGEN GENERATION TECHNOLOGY)



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      W&W          FILE STATUS            PROJECT DESCRIPTION OR            INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION INFORMATION           PROJECT LEADER(S)             [_] NEXT ACTION
(ADL ROI No.,
Case No., or
Project No. &
Date of trst
provable act)
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
1955 P 002     CLOSED                PCT UTILITY APPL.                   Lawrence G. Clawson     .  Second Written Opinion mailed
                                     S/N: PCT/US 97/014, 906             William L. Mitchell        7/7/98 is favorable, indicating
               (National filings     FILED: 8/25/97                      Johannes H.J. Thijssen     patentability.
               completed, see 1973   PUBLISHED: 3/5/98, WO98/08771       Jeff Bentley            .  National filings completed in
               P 003, 005, 006,      TITLE:  Method and Apparatus for                               February of 1999; see 1973
               008, 009, and 011)    Converting Hydrocarbon Fuel into                               series below.
                                     Hydrogen Gas and Carbon Dioxide                             .  PCT application filed naming
                                     NOTE: (This is the international                               only one Inventor, per
                                     equivalent of 1955 P007; i.e., the                             instructions from legal
                                     originally-filed ADL application                               assistant to ADL.
                                     directed to Model A, FIG. 1 and                                This consequently corrected in
                                     two other embodiments FIGS. 2-3)                               National filings (1973 series).
------------------------------------------------------------------------------------------------------------------------------------
1955 P 003     CLOSED                PROPOSED: U.S. Continuation-In-     Lawrence G. Clawson,    .  New generation reactor (a.k.a
(Case No.                            Part application from USSN 08/703,  William Mitchell           Model B) drawings provided to
93275-75 &     (Subject matter       398 8/26/96.                                                   W&W, claims prepared and sent to
6/20/97)       incorporated into     WORKING Title:  Method and                                     W. Mitchell and L. Clawson for
               Provisional App.      Apparatus for Converting Hydrogen                              review. Discussed at 9/9/98
               1955 P 008, then      Gas and Carbon Dioxide.                                        meeting regarding proper claim
               updated into          NOTE:  (Early MODEL B with distinct                            scope.
                                                                                                 .  Updated disclosures received and
                                                                                                    all subject matter incorporated
                                                                                                    into Provisional
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

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      W&W          FILE STATUS            PROJECT DESCRIPTION OR            INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION INFORMATION           PROJECT LEADER(S)             [_] NEXT ACTION
(ADL ROI No.,
Case No., or
Project No. &
Date of trst
provable act)
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
               omnibus               steam reform and POX in same                                   Application (See 1955 P 008)
               specification for     central chamber, now changed to POX                            filed 05/03/1999.
               proposed Utility      surrounded by S/R chamber)                                  .  An omnibus specification of
               application)                                                                         system as a whole, sent to B.
                                                                                                    Nowicki on 12/23/99 for review.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 004     PENDING               U.S. UTILITY                        Lawrence G. Clawson,    .  Corresponding PCT filed January
                                     S/N: 09/006, 727                    William Mitchell           13, 1999 (P049);
                                     FILED: 1/14/98                      Jeff Bentley            .  Filed as a non-DOE application;
                                     TITLE: Hydrogen-producing Reactor   James C. Cross, III     .  Office Action mailed 6/21/1999
                                     with React and Flow in Diverging                               rejecting all claims;
                                     Directions                                                  .  Subsequent U.S. searching done;
                                     NOTE: (Radial Flow Muni-pox)                                .  Response mailed 12/21/99;
                                                                                                 .  Examiner interviewed,
                                                                                                    Supplemental Reply and Amendment
                                                                                                    mailed 2/22/00;
                                                                                                 .  Office Action mailed 3/24/00 ---
                                                                                                    Claims 71 and 72 allowed, Claims
                                                                                                    17, 18, 38-41, 60-62 and 73
                                                                                                    allowable if rewritten, all
                                                                                                    other claims rejected;
                                                                                                 [_]Prepare Reply to rewrite
                                                                                                    allowable claims, cancel
                                                                                                    rejected claims;
                                                                                                 [_]File Continuation Application to
                                                                                                    pursue rejected claims
------------------------------------------------------------------------------------------------------------------------------------
1955 P 005     CLOSED                WORKING TITLE: Method And           Robert Davis            .  Proposed claims forwarded to R.
(Case Nos.                           Apparatus For Controlling           Lawrence G. Clawson,       Davis and reviewed with R.
48226 and      (Subject matter       Multifuel, Hydrogen-producing       William Mitchell,          Davis at ADL on 9/10/98
53790 &        incorporated into     Reactor                             Jennifer Rumsey         .  Some disclosure to DOE in at
2/15/95)       omnibus               NOTE: (System Level Application)                               least February 1995.
               specification,                                                                    [_]Have received updated
               forwarded to B.                                                                      information from J. Rumsey, in
               Nowiki on                                                                            progress of incorporating
                                                                                                    control into omnibus
                                                                                                    specification for Model B
                                                                                                    system, forwarded to B. Nowicki
                                                                                                    on
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

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      W&W          FILE STATUS            PROJECT DESCRIPTION OR            INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION INFORMATION           PROJECT LEADER(S)             [_] NEXT ACTION
(ADL ROI No.,
Case No., or
Project No. &
Date of trst
provable act)
------------------------------------------------------------------------------------------------------------------------------------
               1/23/99)                                                                              12/23/1999 for review.
                                                                                                 [_] NOT PROTECTED: Do Not Make
                                                                                                     Public Disclosure.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 007     PENDING               U.S. UTILITY APPLICATION            Lawrence G. Clawson,    .   Application filed 8/26/96;
                                     S/N: 08/703,398                     William L. Mitchell,    .   Office Action received
                                     FILED: 8/26/96                      Jeffrey M. Bentley,         7/30/97, per Examiner
                                     CPA FILED: 8/9/99                   Johannes H J. Thijssen      Supplemental required in view
                                     TITLE: Method and Apparatus for                                 of supplement IDS, received by
                                     Converting Hydrocarbon Fuel into                                W&W (all claims rejected);
                                     Hydrogen Gas and Carbon Dioxide                             .   Response to Supplemental
                                     NOTE: (Three embodiments, Model A                               Office 8/31/98;
                                     reformer, FIG. 1 and two other                              .   Office Action received
                                     FIGS. 2-3)                                                      11/09/98 (all claims rejected;
                                                                                                 .   CPA (continuing patent
                                                                                                     application) filed with
                                                                                                     preliminary amendment 8/9/99;
                                                                                                 .   Office Action received
                                                                                                     September 27, 1999;
                                                                                                 .   One face-to-face interview of
                                                                                                     Examiner and several telephonic
                                                                                                     interviews with Examiner,
                                                                                                     indicating potentially
                                                                                                     allowable subject matter
                                                                                                     contingent upon declaration of
                                                                                                     inventor and claim amendments;
                                                                                                 .   Reply filed with Declaration of
                                                                                                     W. Mitchell on 3/2/00;
                                                                                                 [_] Awaiting next Office Action
------------------------------------------------------------------------------------------------------------------------------------
1955 P 008     PENDING               U.S. PROVISIONAL                    William L. Mitchell,    .   Claims prepared and compared
(Memo                                S/N: 60/132,184                     Lawrence G. Clawson,        with ADL prior public
undated,                             FILED: 5/3/99                       Robert Davis                disclosures. Claim scope
received                             TITLE: Apparatus For Reforming      Brian Nowicki               discussed with J. Bentley at
10/8/97)                             Hydrocarbon Fuels to Hydrogen       Jennifer Rumsey             12/3/97 meeting.
                                     and For Cleaning Exhaust From       Matthew Dorson          .   Application includes subject
                                     Associated Fuel Cell                                            matter from: 1955 P 003; 1955 P
                                                                                                     033, 1955 P 034; 1955 P 035;
                                                                                                     and, 1955 P 043.
                                                                                                 [_] Consider if combined or
                                                                                                     combinable with invention to
                                                                                                     Hydrodesulfurization Method
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

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      W&W          FILE STATUS            PROJECT DESCRIPTION OR            INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION INFORMATION           PROJECT LEADER(S)             [_] NEXT ACTION
(ADL ROI No.,
Case No., or
Project No. &
Date of trst
provable act)
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
                                                                                                    and Apparatus (See 1955 P 039
                                                                                                    Sederquist).
                                                                                                 .  Provisional Application filed
                                                                                                    May 3, 1999.
                                                                                                 [_]Received updated disclosure of
                                                                                                    Model B and TGC with multi
                                                                                                    functions including preheat fuel
                                                                                                    to reformer and desulfurization.
                                                                                                    Omnibus application sent to B.
                                                                                                    Nowicki on 12/23/99 for review.
                                                                                                    Does or will include updated
                                                                                                    disclosure for filing as a
                                                                                                    utility application.
                                                                                                 [_]Decision to be made on whether
                                                                                                    (and to what extent) subject
                                                                                                    matter is under any DOE
                                                                                                    contracts.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 009     ACTIVE                WORKING TITLE: Adiabatic Prox With  Robert Weber,           .  C. Papile has sent us some
                                     Au Catalyst Promoted by Another     Christopher Papile,        information on the catalyst and
                                     Transition Metal Oxide              Robert Barrett             has incorporated it somewhat
                                                                                                    into other apparatus
                                                                                                    disclosures.
                                                                                                 [_]Need to check with W. Mitchell
                                                                                                    (or B. Weber) if "single stage"
                                                                                                    PROX via proprietary catalyst is
                                                                                                    still contemplated as an
                                                                                                    invention/direction for
                                                                                                    commercialization.
                                                                                                 [_]Also need to get disclosure of
                                                                                                    method of preparing catalyst.
                                                                                                 [_]Awaiting further instructions
                                                                                                    and information.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 012     ACTIVE                WORKING TITLE: Combination Nickel   William Mitchell        .  Briefly discussed with W.
                                     Catalysts in Steam Reformer                                    Mitchell, L. Clawson and J.
                                                                                                    Bentley on 9/10/97, a new Ni
                                                                                                    catalyst combination operating
                                                                                                    in protype reactor in steam
                                                                                                    reform stage.
                                                                                                 [_]If protection is to be sought,
                                                                                                    W. Mitchell to provide W&W with
                                                                                                    a timely disclosure of
                                                                                                    compositions, operation
                                                                                                    parameters, theories of
                                                                                                    operation and keys to
                                                                                                    operational success.
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

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   W&W           FILE STATUS    PROJECT DESCRIPTION OR                        INVENTOR(S) OR              .FILE HISTORY
 FILE NO.                      APPLICATION INFORMATION                      PROJECT LEADER(S)             [_] NEXT ACTION
 (ADL ROI
No., Case No.,
or Project No.
& Date of trst
provable act)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                .   Per 1/5/98 meeting, W&W
                                                                                                    advised that key
                                                                                                    catalyst is no longer
                                                                                                    available and prototype
                                                                                                    merchant devise intended
                                                                                                    for Air Products will not
                                                                                                    contain the catalyst
                                                                                                    combination.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 017       ACTIVE      WORKING TITLE: Housing for Radial           Gunther Kleeberg       .   W&W has preliminary drawings
                             Flow Reactor                                                           for radial- flow small POX
                                                                                                    housing, need updated disclosure
                                                                                                    and instructions to proceed to
                                                                                                    proposed claims and search.
                                                                                                [_] W&W should receive updates as
                                                                                                    appropriate.
                                                                                                [_] Awaiting further instructions
                                                                                                    and information.
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1955 P 018       ACTIVE      WORKING TITLE: Methods And Compositions     Christopher Papile     .   Disclosure received by W&W,
                             For Protecting Low-temperature Shift                                   proposed claims prepared and
                             Catalyst From Condensed Water After                                    discussed with C. Papile on
                             Shut-down of Reactor                                                   9/9/98.
                                                                                                [_] Awaiting further instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 019       PENDING     U.S. UTILITY APP.                           Lawrence G. Clawson,   .   Divisional from 1955 P 007,
                             S/N: 09/184,618                             William L. Mitchell,       filed November 2, 1998.
                             FILED: 11/2/98                              Jeffrey M. Bentley     [_] No action by PTO yet
                             TITLE: Apparatus For Converting             Johannes H.J.
                             Hydrocarbon Fuel into Hydrogen Gas and      Thijssen
                             Carbon Dioxide
                             NOTE: Divisional of 1955 P007
                             (Group II,
                             apparatus of FIG. 2)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 020       PENDING     U.S. UTILITY APP.                           Lawrence G. Clawson,    .  Divisional from 1955 P 007,
                             S/N: 09/184,387                             William L. Mitchell,       filed November 2, 1998;
                             FILED: 11/2/98                              Jeffrey M. Bentley      .  Response to  Office Action
                             TITLE: Method For Converting                Johannes H.J. Thijssen     rejecting all claims was filed,
                             Hydrocarbon Fuel into Hydrogen Gas                                     and a subsequent replacement
                             and Carbon Dioxide NOTE: Divisional                                    information disclosure and
                             of 1955 P 007 (Group                                                   telephone interview with
                                                                                                    examiner was conducted;
                                                                                                 . Notice of allowance, 12/11/1999;
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

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   W&W           FILE STATUS    PROJECT DESCRIPTION OR                        INVENTOR(S) OR              .FILE HISTORY
 FILE NO.                      APPLICATION INFORMATION                      PROJECT LEADER(S)             [_] NEXT ACTION
 (ADL ROI
No., Case No.,
or Project No.
& Date of trst
provable act)
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
------------------------------------------------------------------------------------------------------------------------------------
                               III, methods associated with FIG. 1,                                       . Issue fee paid 1/7/2000;
                               Model A)                                                                   . Formal drawings
                                                                                                            submitted.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 021       PENDING       U.S. UTILITY APP.                          Lawrence G. Clawson,            . Divisional from 1955 P
                               S/N: 09/184,615                            William L. Mitchell,              007, filed November 2,
                               FILED: 11/2/98                             Jeffrey M. Bentley                1998;
                               TITLE: Method For Converting Hydrocarbon   Johannes H.J. Thijssen          . Response to Office
                               Fuel into Hydrogen Gas and Carbon Dioxide                                    Action (rejecting all
                               NOTE: Divisional of 1955 P 007 (Group IV,                                    claims) mailed
                               methods associated with FIG. 2)                                              10/21/1999;
                                                                                                          . Final Office Action
                                                                                                            dated 1/5/2000,
                                                                                                            received, rejecting all
                                                                                                            claims;
                                                                                                         [_]Appeal, CPA, or Reply
                                                                                                            with amendments to put
                                                                                                            in better condition for
                                                                                                            allowance, due without
                                                                                                            extension fee by
                                                                                                            4/5/2000. Six Month
                                                                                                            deadline is 6/5/2000.
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1955 P 022       PENDING       U.S. UTILITY APP.                          Lawrence G. Clawson,           .  Divisional filed
                               S/N: 09/185,393                            William L. Mitchell,              November 3, 1998.
                               FILED: 11/3/98                             Jeffrey M. Bentley             [_]Awaiting action by PTO.
                               TITLE: Apparatus For Converting            Johannes H.J. Thijssen
                               Hydrocarbon Fuel into Hydrogen Gas and
                               Carbon Dioxide
                               NOTE: Divisional of 1955 P 007
                               Apparatus according to FIG. 3)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 023       ACTIVE        WORKING TITLE: Method For Preferentially   William L. Mitchell,           .  Proposed claims
                               oxidizing Carbon  Monoxide in a            Christopher Papile                prepared and discussed
                               Hydrogen-rich Reformate Stream                                               with C. Papile on
                               (Continuous Replenishment of Oxygen to                                       9/9/98.
                               Reformate Stream as it Goes Through Prox                                  [_]Awaiting further
                               Bed)                                                                         instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 024       ACTIVE        WORKING TITLE: Apparatus For               William L. Mitchell,           .  Proposed claims
                               Preferentially-oxidizing Carbon Monoxide Christopher Papile                  prepared and discussed
                               in a Hydrogen-rich Reformate Stream                                          with C. Papile on
                               (Continuous Replenishment of                                                 9/9/98.
                                                                                                         [_]Awaiting further
                                                                                                            instructions.
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

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   W&W          FILE STATUS     PROJECT DESCRIPTION OR                        INVENTOR(S) OR              .FILE HISTORY
 FILE NO.                      APPLICATION INFORMATION                      PROJECT LEADER(S)             [_] NEXT ACTION
 (ADL ROI
No., Case No.,
or Project No.
& Date of trst
provable act)
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
                               Oxygen to Reformate Stream as it Goes
                               Through Prox Bed)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 025     ACTIVE          WORKING TITLE: Method and Apparatus For    Christopher Papile,            .   Proposed claims
                               Back-flushing Prox Reactors On-line        Pai-Yug Woo                        prepared and discussed
               (Subject                                                                                      with C. Papile on
               matter                                                                                        9/9/98.
               included in                                                                               [_] Need to determine if
               provisional                                                                                   subject matter is to be
               application                                                                                   carried forward in
               1955 P 026)                                                                                   omnibus specification
                                                                                                             forwarded to B. Nowicki
                                                                                                             on 12/23/1999, or in a
                                                                                                             separate application.
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1955 P 026     PENDING         U.S. PROVISIONAL                           Christopher Papile,            .   Proposed claims
               (Provisional)   S/N: 60/132,259                            Lawrence G. Clawson,               prepared and discussed
                               FILED: 5/3/99                              William L. Mitchell,               with C. Papile on
                               TITLE: Preferential Oxidative Reactor      Frank Qi,                          9/9/98.
                                                                          Mark Hagan                         A provisional
                                                                                                             application filed May
                                                                                                             3, 1999 incorporates
                                                                                                             this invention.
                                                                                                         .   This has been
                                                                                                             implemented in the
                                                                                                             general system concept
                                                                                                             and incorporated into
                                                                                                             the omnibus
                                                                                                             specification to be
                                                                                                             filed as a Utility App.
                                                                                                         [_] Draft of omnibus
                                                                                                             specification sent to
                                                                                                             B. Nowicki on
                                                                                                             12/23/1999 for review.
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1955 P 027     CLOSED          WORKING TITLE: Prox Reactor with Active    Christopher Papile,            .   Proposed claims
               (Subject        Cooling (Tube Boiler)                      Lawrence G. Clawson                prepared and discussed
               matter                                                                                        with C. Papile on
               incorporated                                                                                  9/9/98.
               into                                                                                      .   A provisional
               1955 P 026)                                                                                   application (1955 P
                                                                                                             026) filed May 3, 1999
                                                                                                             incorporates this
                                                                                                             invention. Status
                                                                                                             pending.
                                                                                                         .   An omnibus
                                                                                                             specification for a
                                                                                                             proposed utility
                                                                                                             application including
                                                                                                             this invention has been
                                                                                                             sent to B. Nowicki for
                                                                                                             review on 12/23/1999.
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1955 P 028     CLOSED          WORKING TITLE: Prox and Low-temperature    Lawrence G. Clawson,           .   Proposed claims
               (Subject        Shift Catalyst Beds With                   Mark Hagan                         prepared and discussed
               matter                                                                                        with C. Papile on
                                                                                                             9/9/98.
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

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   W&W          FILE STATUS     PROJECT DESCRIPTION OR                        INVENTOR(S) OR                 .FILE HISTORY
 FILE NO.                      APPLICATION INFORMATION                      PROJECT LEADERS(S)               [_] NEXT ACTION
 (ADL ROI
No., Case No.,
or Project No.
& Date of trst
provable act)
------------------------------------------------------------------------------------------------------------------------------------
               incorporated    Shared Tube Boilers                                                       .   A provisional
               into 1955                                                                                     application (1955 P
               P 026)                                                                                        026) filed May 3, 1999
                                                                                                             incorporates this
                                                                                                             invention.
                                                                                                         .   An omnibus
                                                                                                             specification for a
                                                                                                             proposed utility
                                                                                                             application including
                                                                                                             this invention has been
                                                                                                             sent to B. Nowicki for
                                                                                                             review on 12/23/1999.
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1955 P 029     ACTIVE          WORKING TITLE: Fluidized Bed Prox Reactor            Christopher Papile   .   Proposed claims
(Project                       With Combined Condenser And Separator                                         prepared and discussed
No. 93286-                                                                                                   with C. Papile on
01 & 8/3/98                                                                                                  9/9/98.
                                                                                                         [_] Awaiting further
                                                                                                             instructions
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1955 P 030     ACTIVE          WORKING TITLE: Reformer Reactor With Heat            Christopher Papile   .   Proposed claims
                               Transfer Between Prox Liquid Fuel And/or                                      prepared and discussed
                               Water                                                                         with C. Papile on
                                                                                                             9/9/98.
                                                                                                         [_] Awaiting further
                                                                                                             instructions.
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1955 P 031     CLOSED          METHOD AND APPARATUS FOR DYNAMIC CONTROL             Jennifer Rumsey      .   Proposed claims
               (Subject        OF OXYGEN TO PROX REACTOR                            Vincent Rizzo            prepared and discussed
               matter                                                               Darryl Pollica           with C. Papile on
               incorporated                                                                                  9/9/98.
               into 1955                                                                                 .   Rob Davis input was to
               P 026)                                                                                        be sought.
                                                                                                         .   Updated disclosure has
                                                                                                             been received with
                                                                                                             respect to dynamic
                                                                                                             control for transients
                                                                                                             (See also, disclosures
                                                                                                             by J. Rumsey and C.
                                                                                                             Papile).
                                                                                                         .   An omnibus
                                                                                                             specification for a
                                                                                                             proposed utility
                                                                                                             application including
                                                                                                             this subject matter has
                                                                                                             been sent to B. Nowicki
                                                                                                             for review on 12/23/
                                                                                                             1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 032     ACTIVE          WORKING TITLE: Air-cooled Prox With                  Christopher Papile   .   Proposed claims
                               Catalyst Supported on Metal                                                   prepared and discussed
                               Substrate/monoliths                                                           with C. Papile on
                                                                                                             9/9/98.
                                                                                                         [_] Awaiting further
                                                                                                             instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 033     CLOSED          WORKING TITLE: Reformer With Fuel                    William L. Mitchell, .   Proposed claims
               (Subject        Preheater Tube in Shift Zone                         Lawrence G. Clawson,     prepared and discussed
               matter                                                                                        with W. Mitchell on
               incorporated                                                                                  9/9/98.
               into                                                                                      .   A provisional
               1955 P 008)                                                                                   application (1955 P
                                                                                                             008) filed May 3, 1999
                                                                                                             incorporates this
                                                                                                             invention. Status,
                                                                                                             pending.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      W&W          FILE STATUS          PROJECT DESCRIPTION OR              INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                            APPLICATION INFORMATION             PROJECT LEADER(S)                 [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                .   An omnibus specification for a
                                                                                                    proposed utility application
                                                                                                    including this subject matter
                                                                                                    has been sent to B. Nowicki for
                                                                                                    review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 034     CLOSED              WORKING TITLE: Reformer Having         William L. Mitchell,  .   Proposed claims prepared and
               (Subject matter     Central Pox Zone Surrounded by         Lawrence G. Clawson,      discussed with W. Mitchell on
               incorporated into   Annular Shift Zone and Tube Boiler                               9/9/98.
               1955 P 008)         in The Shift Zone                                            .   A provisional application (1955
                                                                                                    P 008) filed May 3, 1999
                                                                                                    incorporates this invention.
                                                                                                .   An omnibus specification for a
                                                                                                    proposed utility application
                                                                                                    including this subject matter
                                                                                                    has been sent to B. Nowicki for
                                                                                                    review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 035     CLOSED              WORKING TITLE: Reformer With Pox       William L. Mitchell,  .   Proposed claims prepared and
               (Subject matter     Surrounded by Annular Steam Reforming  Lawrence G. Clawson,      discussed with W. Mitchell on
               incorporated into   Zone and Serpentine Flow Relationship                            9/9/98.
               1955 P 008)         From Pox to The Steam Reforming Zone                         .   A provisional application (1955
                                                                                                    P 008) filed May 3, 1999
                                                                                                    incorporates this invention.
                                                                                                .   An omnibus specification for a
                                                                                                    proposed utility application
                                                                                                    including this subject matter
                                                                                                    has been sent to B. Nowicki for
                                                                                                    review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 036     ACTIVE              WORKING TITLE: Methods And             William L. Mitchell,  .   Proposed claims prepared and
(Memo by C.    (Some Subject       Compositions For Mixing Air/fuel       Lawrence G. Clawson,      discussed with W. Mitchell on
 Read, Ref:    Matter,             /steam For Pox Reaction in Reformer,   Johannes Thijssen,        9/9/98 and a preliminary search
 "93747 and    "Tangential         Including Disk And Cup-shaped Pox      Carole Read               of in-house patent collection
 34788-14 &    Delivery," Has      Reaction Chambers And Reactors                                   conducted to shape claim scope.
 7/6/98)       been Incorporated   Embodying Same                                               [_] Need to consider modification
               Into 1955 P 007                                                                      of claims in view of further
               by Amendment,                                                                        disclosure by J. Thijssen and
               And Some Into                                                                        C. Greene on 9/9/98.
               Omnibus                                                                          [_] Awaiting further instructions
                                                                                                    on disc shape POX chamber
                                                                                                    (mini POX) and cup shaped POX.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      W&W          FILE STATUS          PROJECT DESCRIPTION OR              INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                            APPLICATION INFORMATION             PROJECT LEADER(S)                 [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
               Specification To
               Be Filed)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 037     CLOSED              METHOD AND APPARATUS FOR               Christopher Papile    .   Proposed claims prepared and
               (Subject Matter     DYNAMIC CONTROL OF                                               discussed with C. Papile on
               Incorporated Into   REFORMATE TO A PROX REACTOR                                      9/9/98.
               1955 P 026)                                                                      .   Awaiting further instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 038     ACTIVE              WORKING TITLE: Methods And             Christopher Papile    .   Preliminary disclosure made to
(Project No.                       Apparatus For Providing Variable                                 W&W by C. Papile, discussed at
93286-01 &                         Pox Duty (Flow)                                                  9/9/98 meeting.
8/16/98)                                                                                        [_] Awaiting further instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 039     ACTIVE              WORKING TITLE: Methods of Fuel         Richard A. Sederquist .   Disclosure received, read and
(none &                            Desulfurization For Process Fuel                                 understood by W&W
7/29/98)                           For Hydrogen Generation And                                  .   Need to check whether or not
                                   Apparatus For Integration With a                                 this subject matter was
                                   Fuel Reformer                                                    incorporated by ADL into TGC.
                                                                                                [_] Awaiting further instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 040     ACTIVE              WORKING TITLE: Transient, Cold Start,  Christopher Papile    .   Disclosure received by W&W
(Project No.                       Volume Conserving, Very                                      .   A provisional application (1955
93286-01 &     (Some of this       Low-temperature Shift Reactor                                    P 026) filed May 3, 1999
8/24/98)       subject matter                                                                       partially incorporates this
               incorporated into                                                                    subject matter.
               1955 P 026)                                                                      [_] Some of this subject matter
                                                                                                    (water cooling jacket) has been
                                                                                                    incorporated in an omnibus
                                                                                                    specification for a proposed
                                                                                                    utility application including
                                                                                                    this invention has been sent to
                                                                                                    B. Nowicki for review on
                                                                                                    12/23/1999.
                                                                                                [_] Need to determine if the
                                                                                                    remaining subject matter should
                                                                                                    be added to omnibus
                                                                                                    specification or separate
                                                                                                    application.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 042     PENDING             U.S. PROVISIONAL APP                   Prassant Chintawar    .   Disclosure received, read and
                                   S/N: 60/132,183                        and Craig Thompson        understood by W&W.
                                   FILED: 5/3/99                                                .   Provisional application filed
                                                                                                    May 3, 1999.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      W&W       FILE STATUS               PROJECT DESCRIPTION OR                  INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION   INFORMATION               PROJECT LEADER(S)            [_] NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                                     TITLE: Low Temperature Water Gs Shift                              .   An updated disclosure
                                     Reactor                                                                and updated claims were
                                     NOTE: (This is the Pt/Zr catalyst idea                                 filed 10/6/99 as a
                                     for water-gas-shift reactions)                                         provisional file no.
                                                                                                            1955 P 051.
                                                                                                        [_] Updated specification
                                                                                                            and updated claims
                                                                                                            (beyond 1955 P 051) have
                                                                                                            been prepared and
                                                                                                            finally reviewed by
                                                                                                            inventors. Recent prior
                                                                                                            art reference has caused
                                                                                                            need for re-evaluations
                                                                                                            by W&W of claim scope
                                                                                                            and spec.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 043       ACTIVE               WORKING TITLE:  MODEL ABC-Reformer With   Richard A. Sederquist  .   Disclosure received, read
(none &                               Reduced POX Gasification Zone                                        and understood by W&W.
8/3/98)          NOTE: (Some Of This                                                                   .   A provisional application
                 Subject Matter                                                                            (1955 P 008)filed May 3,
                 Appears To Have                                                                           1999 incorporates a
                 Been Incorporated                                                                         portion of this subject
                 Into An Omnibus                                                                           matter.
                 Specification For                                                                     [_] An omnibus specification
                 Further Filing As A                                                                       for a proposed utility
                 Utility Application)                                                                      application including
                                                                                                           this subject matter has
                                                                                                           been sent to B. Nowicki
                                                                                                           for review on 12/23/1999.
                                                                                                       [_] Need to determine the
                                                                                                           extent of which Mr.
                                                                                                           Sederquist's idea has
                                                                                                           been incorporated into
                                                                                                           Model B, i.e., is it
                                                                                                           Model ABC?)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 044       PENDING              U.S. UTILITY APP                          Lawrence G. Clawson,   .   Divisional filed November
                                      S/N: 09/185,325                           William L. Mitchell,       3, 1998;
                                      FILED: 11/3/98                            Jeffrey M. Bentley     .   Office Action received
                                      TITLE: Method for Converting Hydrocarbon  Johannes H.J. Thijssen,    12/17/1999, rejecting all
                                      Fuel into Hydrogen Gas and Carbon Dioxide                            claims (only sections 103
                                      NOTE: Divisional from 1955 P 007 (Method                             and 112);
                                      associated with reformer of FIG. 3)                              .   Examiner interview
                                                                                                           conducted on 2/3/00;
                                                                                                       .   Reply to Office Action
                                                                                                           filed 2/3/00.
                                                                                                       [_] Awaiting next Office
                                                                                                           Action from PTO.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      W&W       FILE STATUS               PROJECT DESCRIPTION OR                  INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION   INFORMATION               PROJECT LEADER(S)            [_] NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------

1955 P 045       ACTIVE               WORKING TITLE:  Hydrogenation of Carbon   Christopher Papile     .   Disclosure received, read
(11000-TM-002a                        Monoxide from Anode Exhaust                                          and understood by W&W.
& 9/22/98)                                                                                             [_] Awaiting further
                                                                                                           instructions.
------------------------------------------------------------------------------------------------------------------------------------
1946 P 046       ACTIVE               REFORMER WITH ROTARY POSITIVE             Lawrence G. Clawson    .   Disclosure received, read
(11000-TM-003a                        DISPOALCEMENT COMBUSTION CHAMBER                                     and understood by W&W.
& 9/22/98)                                                                                             [_] Awaiting further
                                                                                                           instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 047       ACTIVE               LOW HEAT LOSS MINI-POX REFORMER WITH
(Project No.                          GURAD HEATING BY ANODE EXHASUT            Richard A. Sederquist  .   Disclosure received, read
93286-01 &                                                                                                 and understood by W&W.
8/18/98)                                                                                               [_] Awaiting further
                                                                                                           instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 048       ACTIVE               CYCLIC PROX WITH STEAM GENERATION AND     Richard A. Sederquist  .   Disclosure received, read
(Project No.                          REGENERATABLE METAL OXIDE FOR PRODUCTION                             and understood by W&W.
93286-01&                             OXIDANT                                                          [_] Awaiting further
9/4/98)                                                                                                    instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 049       PENDING              PCT UTLITY APP.                           Lawrence G. Clawson,   .   Filing requirements
                                      S/N: PCT/US 99/00833                      William L. Mitchell,       completed (from P 004).
                                      FILED: 1/13/99                            Jeffrey M. Bentley,    .   Published in 8/99.
                                      TITLE: Reactor For Producing Hydrogen     James C. Cross III     .   Requested Examination on
                                      From Hydrocarbon Fuels                                               7/21/1999.

------------------------------------------------------------------------------------------------------------------------------------
      W&W       FILE STATUS               PROJECT DESCRIPTION OR                  INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION   INFORMATION               PROJECT LEADER(S)            [_] NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                 gas-shift            Converting Carbon Monoxide and Water                             .   This subject matter has
                 reactions, from      in a Reformate Stream and Apparatus                                  been carried forward to
                 1955 P 042)          Therefore.                                                           1955 P 052 for filing as
                                                                                                           a utility application.

                                      FILING RECEIPT TITLE: Low Temperature
                                      Water Gas Catalyst and Reactor.


                                      WORKING TITLE: Method For Producing
                                      Hydrogen From Hydrocarbons Using Water
                                      Gas Shift Reaction And Apparatus Therefore
------------------------------------------------------------------------------------------------------------------------------------
1955 P 052      ACTIVE               PROPOSED U.S. UILITY APP. WORKING TITLE:   Prashant S. Chintawar .    To be filed as utility
                                     Process for Converting Carbon Dioxide And  Craig Thompson             application relying on
                                     Water  in a Reformate Stream And           Mark Hagan                 the priority of pending
                NOTE: (This is the   Apparatus Therefore                                                   provisional applications
                Pt/Zr catalyst idea                                                                        (1955 P 042 and 1955 P
                for water-gas-shift                                                                        051) May 3, 1999, and
                reactions)                                                                                 October 6, 1999,
                                                                                                           respectively (accordingly
                                                                                                           filing due by May 3,
                                                                                                           2000).
                                                                                                      .    Prepared and reviewed by
                                                                                                           inventors.
                                                                                                      [_ ] Updated specification
                                                                                                           and updated claims
                                                                                                           (beyond 1955 P 051) have
                                                                                                           been prepared and finally
                                                                                                           reviewed by inventors.
                                                                                                           Recent prior art
                                                                                                           reference has caused need
                                                                                                           for re-evaluation by W&W
                                                                                                           of claim scope and
                                                                                                           specification Due by May
                                                                                                           3, 2000, to rely on
                                                                                                           earliest priority.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 053      ACTIVE               PROPOSED U.S. UILITY APP. WORKING TITLE:   Lawrence G. Clawson   .    To be filed as utility
                                     Model B Reformer                           William L. Mitchell        application relying on
                                                                                Jeff Bentley               priority of provisional
                                                                                                           (1955 P 008) due May 3,
                                                                                                           2000).
                                                                                                      [_ ] An omnibus specification
                                                                                                           for a proposed utility
                                                                                                           application including
                                                                                                           this invention has
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      W&W        FILE STATUS            PROJECT DESCRIPTION OR              INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                            APPLICATION INFORMATION             PROJECT LEADER(S)                 [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        been sent to B. Nowicki for
                                                                                                        review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 054       ACTIVE         PROPOSED U.S. UILITY APP. WORKING TITLE:    To be determined.       .   To be filed as utility
                                Preferential Oxidation Reactor                                          application relying on
                                                                                                        priority of provisional
                                                                                                        (1955 P 026) due May 3,
                                                                                                        2000).
                                                                                                    [_] An omnibus specification for
                                                                                                        a proposed utility
                                                                                                        application including this
                                                                                                        invention has been sent to
                                                                                                        B. Nowicki for review on
                                                                                                        12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 055       ACTIVE         PROPOSED U.S. UILITY APP. WORKING TITLE:    William L. Mitchell,    .   To be filed as utility
                                Tall Gas Combuster                          Lawrence G. Clawson,        application relying on
                                                                            Brian Nowicki,              priority of provisional
                                                                            Matthew Dorson              (1955 P 008) due May 3,
                                                                                                        2000).
                                                                                                    [_] An omnibus specification for
                                                                                                        a proposed utility
                                                                                                        application including this
                                                                                                        invention has been sent to
                                                                                                        B. Nowicki for review on
                                                                                                        12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 056       ACTIVE         PROPOSED U.S. UTILITY WORKING TITLE:        Lawrence G. Clawson     .   To be filed as utility
                                Hydrocarbon Reforming System                William L. Mitchell         application relying on
                                                                            Matthew Dorson              priority of provisional
                                                                            Johannes Thijssen           applications (1955 p 008 and
                                                                            Robert Davis                1955 P 026) due 05/03/2000.
                                                                            Christopher Papile      [_] An omnibus specification for
                                                                            Jennifer Rumsey             a proposed utility
                                                                            Nathan Longo                application including this
                                                                            James C. Cross, III         invention has been sent to
                                                                            Vicent Rizzo                B. Nowicki for review on
                                                                            Gunther Kleeburg            12/23/1999.
                                                                            William Rindone
                                                                            Brian Nowicki
                                                                            Stephen G. Block
                                                                            Maria Sun
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      W&W        FILE STATUS           PROJECT DESCRIPTION OR               INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                           APPLICATION INFORMATION              PROJECT LEADER(S)                [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Brian Morriseau
------------------------------------------------------------------------------------------------------------------------------------
1973 P 003       PENDING       EPO UTILITY APP. A/N:  97939541.5-2111      Lawrence G. Clawson       .   Filed with EPO associate
                               LODGED:  2/23/99                            William L. Mitchell           by 2/26/99.
                               TITLE:  M&A For Converting Hydrocarbon      Jeffrey M. Bentley        .   Instructions to proceed
                               Fule Into Hydrogen Gas And Carbon Dioxide   Johannes H. J. Thijssen       with prosecution of
                               NOTE:  (Counterpart to U.S. App., 1955 P.                                 Claims 1-41 sent to
                               002)                                                                      associate on 12/13/99.
                                                                                                     [_] Annuity due 8/25/00.
------------------------------------------------------------------------------------------------------------------------------------
1973 P 005       PENDING       JAPAN UTILITY APP. S/N:  10-511780          Lawrence G. Clawson       .   Forwarded to Japan
                               LODGED:  2/26/99                            William L Mitchell            associate for filing by
                               TITLE:  M&A For Converting Hydrocarbon      Jeffrey M. Bentley            2/26/99.
                               Fuel Into Hydrogen Gas And Carbon Dioxide   Johannes H.J. Thijssen    [_] Deferred examination due
                               NOTE:  (Counterpart to U.S. App., 1955 P                                  2/26/2006.
                               002)
------------------------------------------------------------------------------------------------------------------------------------
1973 P 006       PENDING       CANADA UTILITY APP.                         Lawrence G. Clawson       .   Forwarded to Canada
                               S/N:  2,265,468                             William L. Mitchell           associate for filing
                               LODGED:  2/24/99                            Jeffrey M. Bentley            2/26/99;
                               TITLE:  M&A For Converting Hydrocarbon      Johannes H.J. Thijssen    .   Request for Examination
                               Fuel Into Hydrogen Gas And Carbon Dioxide                                 authorized on 3/30/00;
                               NOTE:  (Counterpart to U.S. App., 1955 P                              [_] Annuity due 8/25/2000.
                               002)
------------------------------------------------------------------------------------------------------------------------------------
1973 P 008       PENDING       CHINA UTILITY APP.                          Lawrence G. Clawson       .   Forwarded to China
                               S/N:  97197471.3                            William L. Mitchell           associate for filing by
                               LODGED:  2/26/99                            Jeffrey M. Bentley            2/26/99.
                               TITLE:  M&A For Converting Hydrocarbon      Johannes H.J. Thijssen    .   Examination requested on
                               Fuel Into Hydrogen Gas and Carbon Dioxide                                 8/26/99.
                                                                                                     [_] Registration in Hong Kong
                                                                                                         due 3/15/2000.
                                                                                                     .   Application published
                                                                                                         2/26/99.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      W&W        FILE STATUS           PROJECT DESCRIPTION OR               INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                           APPLICATION INFORMATION              PROJECT LEADER(S)                [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                               NOTE: (Counterpart to U.S. App., 1955 P
                               002)
------------------------------------------------------------------------------------------------------------------------------------
1973 P 009       PENDING       KOREA UTILITY APP.                          Lawrence g. Clawson       .   Forwarded to Korea
                               S/N:  99-7001595                            William L. Mitchell           associate for filing
                               LODGED:  2/26/99                            Jeffrey M. Bentley            2/26/99.
                               TITLE:  M&A For converting Hydrocarbon      Johannes H. J. Thijssen   [_] Request for Examination due
                               Fuel Into Hydrogen Gas And Carbon Dioxide                                 8/25/2000.
                               NOTE:  (Counterpart to U.S. App., 1955 P
                               002)
------------------------------------------------------------------------------------------------------------------------------------
1973 P 011       PENDING       AUSTRALIA UTILITY APP.                      Lawrence G. Clawson       .   Forwarded to Australia
                               S/N:  41610/97                              William L. Mitchell           associate for filing
                               LODGED:  8/25/97                            Jeffrey M. Bentley            2/26/99
                               TITLE: M&A For Converting Hydrocarbon       Johannes H.J. Thijssen    [_] Response to Official
                               Fuel Into Hydrogen Gas and Carbon Dioxide                                 Report due 8/04/2000.
                               NOTE:  (Counterpart to U.S. App., 1955 P                              [_] Maintenance fee due
                               002)                                                                      8/25/2002.
------------------------------------------------------------------------------------------------------------------------------------

                                                             NuVera Confidential

                                   Exhibit D

                          [LOGO OF NUVERA FUEL CELLS]

                                Operating Plan
                        April 1, 2000 - October 1, 2001

                                 April 5, 2000

                           Private and Confidential

Table of Contents

1       Executive Summary..................................................................................   3
1.1     Technology Development and Refinement..............................................................   3
1.1.1      MicroPower(TM) Market...........................................................................   3
1.1.2      Transportation Market...........................................................................   3
1.1.3      Directed Use of Internal........................................................................   4
1.1.4      Detailed Development Plans......................................................................   4
1.2     Production and Testing Plan........................................................................   4
1.3     Market Strategy....................................................................................   5
1.3.1      Strategic alliances with Tier 2 and Tier 3 suppliers............................................   5
1.3.2      MicroPower Market...............................................................................   5
1.3.3      Transportation Market...........................................................................   6
1.4    Marketing Plan......................................................................................   6
1.5     5 Year Business Plan...............................................................................   6
2       Market Development Plan............................................................................   7
2.1     Overall NuVera Strategy............................................................................   7
2.2     Resource Requirements Summary......................................................................   8
2.3     Overall Market Strategy............................................................................   9
2.4     Product and Technology Plan: Q1 2000 to Q3 2001....................................................  11
2.4.1      MicroPower Products.............................................................................  11
2.4.1.1      Market Opportunity Focus......................................................................  11
2.4.1.2      Overall Objectives - MicroPower Residential Systems...........................................  12
2.4.1.3      Overall Objectives - MicroPower Premium/Portable Systems......................................  13
2.4.1.4      Overall Objectives Hydrogen Recovery Systems..................................................  14
2.4.2      Transportation..................................................................................  15
2.4.2.1      Market Opportunity Focus......................................................................  16
2.4.2.2      Overall Objectives - Fuel processor...........................................................  16
2.4.2.3      Overall Objectives - Fuel Cell Stack Development..............................................  17
2.4.3      Technology Development..........................................................................  18
2.4.3.1      Overall objectives - Fuel processor...........................................................  19
2.4.3.2      Overall Objectives - Fuel Cell Stack Development..............................................  19
2.4.4      Marketing Plan..................................................................................  21
2.4.5      Pricing Policy..................................................................................  22
2.4.6      Sourcing of Strategic Components and Technologies...............................................  23
2.5     Administration and Business Support................................................................  24
2.5.1      Key Activities-Yr. 2000 Business Support........................................................  24
2.5.2      Business Support Function Discussion............................................................  25
2.5.2.1      Finance.......................................................................................  25
2.5.2.2      Human Resources...............................................................................  26
2.5.2.3      Contracting...................................................................................  26
2.5.2.4      Information Technology........................................................................  26
2.5.2.5      Purchasing and Material Control...............................................................  26
2.5.2.6      Administration and Miscellaneous Support......................................................  27
2.6     Risks and Risk Management..........................................................................  28
3       Organizational Integration and Growth Plan.........................................................  29
3.1     Personnel Plan.....................................................................................  29
3.1.1      North America Operations........................................................................  29
3.1.2      European Operations.............................................................................  29

                                                                          Page i

3.2     Technology Exchange Program........................................................................  30
3.3     Facilities and Location............................................................................  31
3.3.1      North America Operations........................................................................  31
3.3.2      European Operations.............................................................................  31
4       Financial Overview.................................................................................  32

                                                                         Page ii

                                                             NuVera Confidential

1      Executive Summary

This strategic overview summary outlines the objectives to be pursued in the 18 months following the Definitive Agreement of constitution of NuVera in order to implement the technological and business mission of the Company with the objective to prepare it for an IPO. Upon approval of this document the selected teams will proceed with the preparation of a 5 year Business Plan.

The primary mission of DNE will be the development of multifuel power modules. Power modules are the core technology package that can be further integrated into fuel cell systems for various applications by systems integrators. Power modules cannot be properly conceived without developing system integration expertise: in order to pursue such knowledge, NuVera will also develop and manufacture, within the timeframe, fully integrated fuel cell systems for internal and field demonstration


1.1    Technology Development and Refinement

This will be the top priority of the Company in the 18 month period and will focus on the following mission statements:

 .    DEVELOPMENT AND MANUFACTURE WORLD CLASS COMMERCIAL MULTIFUEL FUEL
     PROCESSORS AND STACKS (HYDROGEN AND REFORMATE OPERATION) FOR MICROPOWER AND MOBILE APPLICATIONS

 .    DEVELOP EXPERTISE FOR INTEGRATION OF FUEL PROCESSORS AND STACKS IN POWER
     MODULES AND/OR FULLY INTEGRATED UNITS (DIRECTLY OR WITH EXTERNAL TECHNOLOGICAL PARTNERS)

In particular, these are the key objectives to be achieved:

1.1.1  MicroPower(TM) Market

1) RESIDENTIAL SECTOR: Design manufacture and test of 100, 5kW - class MicroPower prototype units for residential markets of interest in the near term.

2) PREMIUM/PORTABLE POWER SECTOR: Design manufacture and test approximately ten one kW - class prototype units for portable power applications of interest in the near term.

3) COMMERCIAL/INDUSTRIAL SECTOR: implement system studies, develop stacks and system integration expertise (with selected industrial partners) for applications of hydrogen recovery (industrial cogeneration). System studies will include the commercial building market up to 100 kW.

1.1.2  Transportation Market

Develop and demonstrate fuel processors and stacks for mobile applications in the frame of funded projects.

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                                                             NuVera Confidential

1.1.3  Directed Use of Internal Funds

The technology development in the MicroPower sector (up to 5kW) is considered of main strategic importance for the Company and will be funded by the Company directly or indirectly. Some funding will available from the ongoing projects and commercial sales of stacks, fuel processors, prototype power modules and/or fully integrated prototype systems.

All the improvements and demonstrations in the transportation sector will be implemented if funding of 50% or more is available from OEM or government projects (DOE, EU, Governments) and if such developments bring technical advantages to the strategic focus in the MicroPower sector. The objectives will essentially be the "integrated results" of the ongoing projects that DNFC and EPYX have with OEM, car manufacturers or as foreseen by the already ongoing DOE/EU contracts. Particular care will have to be taken in order to fully protect the intellectual property when participating/implementing non-internally funded projects.

1.1.4  Detailed Development Plans

Three documents will be available that incorporate the operating guidelines to achieve the strategic objectives outlined above:

       1) Technical Development Plan: will detail the development milestones, costs and resources to develop fuel processing units and stacks (hydrogen and reformate operation);

       2) MicroPower Plan: will detail the development milestones, costs and resources for system integration and demonstration of alpha units for premium/portable (approximately 1&5kW), residential (approximately 5kW) applications, industrial applications (pure hydrogen operation) and system studies for Commercial Building sector;

       3) Transportation Plan: will detail the development milestones for fuel processors and stacks for transportation applications as supported by ongoing and planned privately and publicly funded demonstration projects.

It is intended that the development work will be carried our in Boston and in Milan as separate locations with integrated business and technology organizations. In order to facilitate the integrated work of the teams a detailed Organization and Technology Exchange Plan will be jointly developed.


1.2    Production and Testing Plan

A detailed production and testing plan will be implemented for the procurement of parts, assembly and testing of the prototype fuel processors, stacks and systems to be produced within the timeframe. An overview of this plan will be included in the 5 year business plan, and will include discussion on the MicroPower systems manufacturing facility.

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                                                             NuVera Confidential

1.3    Market Strategy

1.3.1  Strategic alliances with Tier 2 and Tier 3 suppliers

In order to implement the technological development plan strategic suppliers/partners in Europe, the U.S, and Far East will be identified and implemented at the Tier 2&3 level. These partnerships will be such that they may be continued at the fuel cell system manufacturing stage:

       Tier 2 Suppliers:   Power electronics developers/supplier

       Tier 3 Suppliers:   Fuel processor suppliers of key components and
                           Stack key component suppliers


1.3.2  MicroPower Market

Market sectors: Premium/Portable, Residential
--------------

Supply of fuel cell systems with Partners as follows:

 .  Fully integrated systems to Marketing Partners
 . Power Modules (fuel processors and stack integrated) and integration expertise (if required) to system integrators/packagers (OEM's in the MicroPower power sector)

In principle, no separate supply of fuel processors and /or stacks will be pursued in the MicroPower power sector except where supply will create business advantage (i.e. NPS) or increase technology or manufacturing expertise without reducing the NuVera technology and market development efforts. In all MicroPower markets NuVera will first pursue the use of integrated NuVera fuel cell power systems.

Territories: US, Europe, Far East
-----------

Market sector: Commercial/Industrial
-------------

 .  Supply of hydrogen stacks to selected industrial partners
 .  Market and system integration studies

Territories: US, Europe, Far East
-----------

Based on the above, the following actions will be implemented:

 .  Identification and prioritization of portable/residential/industrial power market sectors in the Territories
 .  Identification of potential marketing /packaging/manufacturing Partners in
   US and Europe
 .  Definition/ implementation of key Partnerships before the IPO
 .  Support to the Technology Development Group:
       . Definition of system technical specifications/ system performances for major markets
       .  System cost analysis for major markets

                                                             NuVera Confidential

          . Analysis of Codes and Standards and participation in their development

1.3.3     Transportation Market

Market sectors: Light-Duty Vehicles, Heavy-Duty Vehicles, APU's, Non-Road
--------------
Transport

Supply to OEM's as follows:

 .    Feasibility studies
 .    Fuel processors and stacks
 .    Fuel processor/stack integration expertise
 .    Following the specifications defined by the OEM's and car manufacturers in the frame of privately/publicly funded projects.

Territories:   US, Europe, Far East
-----------

1.4  Marketing Plan

The objective will be to create market awareness, establish the position as Fuel Cell Power System Company, and to prepare NuVera for an IPO. This objective will be achieved as follows:

 .    A professional in the communication sector will be identified to guide the
     Communication Strategy before, during and after the IPO
 .    Preparation of Company promotional material/web site
 .    Attendance at high visibility conferences and Trade Shows
 .    Implementation of the Technology Plans through on site demonstration of fully integrated prototype units
 .    Announcement of upstream/downstream strategic partnerships implemented in the period

1.5  5 Year Business Plan

Upon approval of this document, selected teams will proceed with the preparation of a 5 year Business Plan to be used for the IPO.

                                                             NuVera Confidential

2    Market Development Plan

2.1  Overall NuVera Strategy

DeNora Fuel Cells and Epyx have separately developed fuel cells and fuel processors for nearly a decade. Both have a worldwide reputation. Epyx has a high profile reputation as an innovator in fuel processing, but customers need to be convinced that Epyx fuel processors can be simply integrated into fuel cell systems in a cost effective manner. DeNora Fuel Cells's fuel cell product has been integrated into hydrogen-based power systems worldwide and DeNora Fuel Cells's reputation for producing quality industrial electrochemical equipment has been successfully transferred to DeNora Fuel Cells Fuel Cells. Both companies have concluded that further market development now clearly demands that we be positioned to develop and produce completely integrated power modules. These integrated power modules would represent the core competence of the company and access to markets will rely in the establishment of partnerships with system integrators and /or marketing partners. In order to seek attention from the various already established market channels, it will be necessary to demonstrate fully integrated systems.

The selected strategic sectors where the Company will demonstrate such fully integrated systems are represented in the MicroPower area by the residential and Premium/portable sectors. In the industrial sector, wherever hydrogen is available to be economically recovered as energy, the Company will act as supplier of high-power hydrogen stacks to selected industrial partners. In the commercial sector the Company will implement market and system integration studies. The development of fuel processors in the range of 50kW and above, necessary to follow the above described strategy in the Commercial sector is not currently seen as key strategic focus in the timeframe of the 18 month plan. In the automotive sector, the Company will maintain its leadership position as developer/ supplier of fuel processors and fuel cell stacks.

Access to capital via an IPO is clearly achievable given the market response to public fuel cell competing companies. In preparation for the IPO a comprehensive 5 year business plan will be developed during the timeframe.

As we establish NuVera, additional resources will be required to accomplish our aggressive business plan and an integrated technology development effort. The major milestones for the next 18 months are focused on the development and demonstration of products for the Stationary MicroPower system market and preparing the company for an IPO. The Technology Development Group will play a critical role in developing state-of-the-art fuel processing reactors and reformate tolerant stacks for the MicroPower market, while the Transportation Group will continue to work in a stepwise fashion with automotive OEM's to further the NuVera working relationships. This process is shown schematically in Figure 2.1.

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                                                             NuVera Confidential


Figure 2.1. Year 2000/2001 Overall Strategy and Business Milestones

                         Q2 '00    Q3 '00   Q4 '00   Q1 '01   Q2 '01   Q3 '01

MicroPower Generation                                    Ship 100 Prototypes
                                    1st Gen.        2nd Gen.      3000      3rd Gen.         7000        4th Gen.        1000000
                                    System          System        Hours     System           Hours       System          kW-hr
Residential Systems (5 kW)

                                                    Hydrogen      Propane              4000         Propane
                                                    System        System               Hours        System
Premium Systems (1kW)

                                    240 kW Stack                     4000                        60 kW
                                    Delivery                         Hours                       Industrial
Hydrogen Recovery

Transportation                                              Customer Laboratory Testing/Vehicle Demonstrations

                                    Advanced        1st Gen.      Advanced                    4000       Advanced
                                    Prototype       System        Prototype                   Hours      Prototype
Fuel Processing

                               Deliver                   Advanced                          High Performance
                               Prototypes                Design                            30 kW Prototype      Vehicle
Fuel Cells


Business Milestones
                                Marketing         H\\2\\      U.S. & Europe    Japan Residential     Finalize new         Open
                                Launch of         Partner      Residential      Partner & Key       Manufacturing/    Manufacturing
                                 "NewCo"                       Partner(s)         Suppliers         Corporate Site       Facility

2.2    Resource Requirements Summary

Table 1.1: NuVera' Resource Requirements Summary for the 18 months

------------------------------------------------------------------------------------------------------------------------
   N. America                      Currently                       Required Additional                  Total 18 Months
                                   Available
------------------------------------------------------------------------------------------------------------------------
Total Staff                        58                              91                                   149
------------------------------------------------------------------------------------------------------------------------
Office Space m/2/                  1,486                           930                                  2,415
------------------------------------------------------------------------------------------------------------------------
Lab space m/2/                     650                             1,765                                2,415
------------------------------------------------------------------------------------------------------------------------
Funding                            $11.8M                          $39.4M                               $51.2M
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   Europe                          Currently                       Required Additional                  Total 18 Months
                                   Available
------------------------------------------------------------------------------------------------------------------------
Total Staff                        18                              36                                   54
------------------------------------------------------------------------------------------------------------------------
Office Space m/2/                  130                             170                                  300
------------------------------------------------------------------------------------------------------------------------
Lab/prod. space m/2/               380                             770                                  1,150
------------------------------------------------------------------------------------------------------------------------
Funding                            $3.8M                           $10.9M                               $14.7M
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   TOTAL                           Currently                       Required Additional                  Total 18 Months
                                   Available
------------------------------------------------------------------------------------------------------------------------
Total Staff                        76                              127                                  203
------------------------------------------------------------------------------------------------------------------------
Office Space m/2/                  1,616                           1,100                                2,715
------------------------------------------------------------------------------------------------------------------------
Lab/prod. m/2/                     1,030                           2,535                                3,565
------------------------------------------------------------------------------------------------------------------------
Funding                            $15.6M                          $50.3M                               $65.9M
------------------------------------------------------------------------------------------------------------------------

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                                                             NuVera Confidential
2.3  Overall Market Strategy

As shown in Figure 2.2, the fuel cell industry is developing into three tiers of supply to the ultimate OEM customer. NuVera will seek different positions in the value chain in each of the target markets as described below. In all markets, we expect to rely on a common base of Tier 3 component suppliers. For fuel cell stacks, the key electrode supplier is DeNora Fuel Cells North America. Cooperative agreements will be pursued with membrane suppliers worldwide. Additional interactions will be developed with mass manufactures of bipolar plates and gasketing materials. In fuel processing, we have identified many Tier 3 partners such as Coming, Degussa, Eaton, and Siemens, and are finding that with NuVera' guidance, their existing technology can be migrated to new components that meet the unique requirements of compact fuel cell power systems. Wherever possible, the Company will negotiate favored terms of commercial supply and/or alliances from leading Tier 3 suppliers to provide NuVera with access to these components on a preferred basis for early markets. Our joint development agreement with Corning Corporation for advanced fuel processor catalyst supports is an example of this type of agreement.

Figure 2.2. Fuel Cell System Value Chain


               Tier 3              Tier 2              Tier1
              Component          Sub-System       Fuel Cell System
              Supplier            Supplier            Supplier

          ---------------
             Materials        ---------------
          ---------------     Fuel Processing
          ---------------         Systems         ---------------    ---------
              Controls        ---------------
          ---------------     ---------------         System            OEM
          ---------------        Fuel Cells         Integration
          Heat Exchangers     ---------------                        ---------
          ---------------     ---------------     ---------------
          ---------------          Power
            Compressors         Electronics
          ---------------     ---------------
          ---------------
             Membranes
            Electrodes
          ---------------

For the MicroPower market (residential, premium/portable), NuVera will be directly focused on becoming a Tier 1 integrator. Late in 2000, the Company will include OEM's as the channel to market in the U.S., Europe, and the Far East.

In the industrial hydrogen recovery sector, the Company will act as Tier 2 sub supplier of fuel cell stacks to industrial partners for integration into fuel cell power systems for deployment in niche industrial applications where hydrogen is available.

For transportation markets, NuVera will continue to work as a fuel cell stacks or fuel processing technology supplier with Tier 1 integrators and automotive OEM's as partners

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                                                             NuVera Confidential

Figure 2.3 and 2.4 shows all of the NuVera markets, and indicates that in 2000 NuVera will focus on the following sectors:

     1. Residential MicroPower fuel cell power systems for world wide markets (with a focus on N. America and Europe)
     2. Premium MicroPower fuel cell systems (with a focus on the industrial equipment market)
     3.   Hydrogen Recovery for industrial applications
     4 .  Passenger car fuel processors or fuel cells


Figure 2.3  NuVera Market Strategy

--------------------------------------------------------------------------------

               Market                                  Strategy

--------------------------------------------------------------------------------

                         Residential
                                                    Complete Fuel Cell
                    ---------------------
                                                      Power Systems
                       Premium/portable              (with partners)

  MicroPower        ------------------------------------------------------------

                                           System Studies Potentially Leading
                         Commercial
                                              to complete power systems

                    ------------------------------------------------------------

                         Hydrogen                 Fuel Cell Supplier
                         Recovery

--------------------------------------------------------------------------------

                        Light Duty
                                             Fuel Cell or Fuel Processor
  Transporation     ---------------------
                                                  Technology Supplier
                        Heavy Duty

--------------------------------------------------------------------------------

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                                                             NuVera Confidential


Figure 2.4. Year 2000/2001NuVera Market Focus

--------------------------------------------------------------------------------

           Market/Region              North America      Europe    Far East

--------------------------------------------------------------------------------

                     Residential           [_]             [_]

                  ----------------

                  Premium/portable         [_]             [_]

                  --------------------------------------------------------------
MicroPower
                      Commercial

                  --------------------------------------------------------------

                       Hydrogen
                       Recovery                            [X]

--------------------------------------------------------------------------------

                    Light Duty             [X]             [X]        [X]

                  ----------------
Transportation
                    Heavy Duty

--------------------------------------------------------------------------------

2.4     Product and Technology Plan: Q1 2000 to Q3 2001

This section describes the actions the Company will take to develop the prototype products, technology and customer relationships needed to support the overall NuVera 18-month operating plan.

2.4.1   MicroPower Products

The objective of the NuVera MicroPower business is to create fuel cell system prototype and stacks with near-term market interest.

2.4.1.1   Market Opportunity Focus

This market is comprised of applications in the following size ranges:

 .    Premium/Portable MicroPower (500 W to 10 kW): Recreation, RVs, yachts, power hand tools, telecom backup, remote power generation, home backup, portable military field units, remote sensors. This market has attributes of either high allowable cost equipment, high quality power, or both.

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                                                             Nuvera Confidential

 .    Residential MicroPower (3 kW to 15 kW): Home power generation, cogeneration
     (combined heat and power), and backup power.

 .    Commercial MicroPower (up to 50 kW): Commercial distributed generation, cogeneration, microturbine replacement.

 .    Hydrogen Recovery (up to I MW): Pure hydrogen fuel cell systems for use with waste hydrogen streams such as chlor-alkali plants, hydrogen off-gassing from industrial plants, etc.

Near-term (2001) applications include uninterruptible power supply (UPS), on-site telecommunications power supply, and other remote power generation systems that compete with engine generators, batteries, micro turbines, and solar technology. Long-term (2005) applications include industrial and consumer electronics and recreational power systems, and grid-based applications such as residential and commercial power supply and cogeneration.

2.4.1.2  Overall Objectives - MicroPower Residential Systems

The following key milestones have all been identified as necessary to support NuVera mission to commercialize fuel cell power systems.

 .    Design and build filly integrated fuel cell power systems that operate on widely available fuels.

     In order to develop practical power generators that achieve the necessary performance characteristics, fuel cell systems must be highly integrated. As a result, it is essential that NuVera design, build and demonstrate optimized fuel cell power systems--not just advanced fuel processing technology or hydrogen fueled fuel cell stacks. As a first step, Epyx fuel processing systems will be connected to currently available DeNora Fuel Cells for prototype testing. Based on the results of these tests, fully integrated, skid packaged prototypes will be built to demonstrate performance using embedded controls. Attention will be paid at this stage to industrial design considerations and creating the look and feel of a thoughtfully designed commercial appliance.

 .    Accumulate thousands of hours of operation on NuVera state-of-the-art fuel processors, fuel cells, and fuel cell power systems.

     A key performance characteristic of any fuel cell system is durability. DeNora Fuel Cells have already shown superior technical performance in a variety of applications, while Epyx has demonstrated fuel processing systems with outstanding efficiency and low criteria emissions, operating on "strategic" fuels (gasoline for automotive applications, and natural gas and propane for MicroPower applications).

     DeNora Fuel Cells and Epyx have recently begun durability testing on their respective fuel cell and fuel processor subsystems. As a unified company, NuVera will put a statistically significant number of the integrated MicroPower fuel cell power systems it develops on long-term test as well. Strategic partners who lease NuVera systems will be required to operate the units for a specified and substantial amount of time during the term of their contract. Furthermore, a primary objective of the field test demonstrations planned for 2001 will be to gather durability data under realistic operating conditions.

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                                                             Nuvera Confidential

     By mid-2001, NuVera systems will have achieved 1,OOO,OOO kilowatt-hours on delivered systems.

 .    Pro-actively develop system specifications based on market analysis and code requirements.

     There are myriad opportunities to develop commercially viable power generating appliances and other products incorporating fuel cells. To date, both DeNora Fuel Cells and Epyx' relationships with potential product developers has essentially been in the role of supplier. As a developer of fully integrated, stand-alone fuel cell power systems, however, NuVera will be in a position to identify promising commercial opportunities based on market analyses and assessments of the capabilities of the systems it develops. The three target market areas are premium, residential, and commercial MicroPower generation in capacities ranging from 500 W to 50 kW.

     NuVera MicroPower fuel cell power system product specifications will be driven in part by requirements detailed in the codes and standards relevant to the application. A key milestone for 2001 will be appropriate agency certification (i.e., UL approval). Since building construction and other codes lag considerably behind fuel cell technology development, NuVera will actively engage in the formulation of codes and standards. By so doing, the company will have the opportunity to eliminate unnecessary regulatory constraints, emphasize specific technologies or create a niche for certain applications, and educate others participating in the codes development process.

 .    Develop strategic alliances, especially residential system marketing partners in the U.S., Europe and Japan.

     As a technology development company, NuVera is not in a position to rapidly introduce fuel cell power systems to a mass market. Therefore, NuVera will team with major appliance manufacturers to develop products for MicroPower power generation markets-first in the U.S., followed by Europe and later by Japan.

 .    Establish the test and manufacturing facilities and infrastructure required for building standardized prototypes.

     By the first quarter of 2001, NuVera will have built, tested and field deployed up to one hundred fully integrated fuel cell power systems. Accomplishing this objective will require significant expansion of the facilities currently available for build and test activities. It will also require the development of internal resources adequate to cope with increasingly complex issues of planning, purchasing, materials handling, inventory and quality control. Building multiple systems also affords the opportunity to significantly reduce fabrication costs by adopting processes suitable only at higher manufacturing volumes.

2.4.1.3  Overall Objectives - MicroPower Premium/Portable Systems

 .    Design and build filly integrated fuel cell power systems that operate on widely available fuels.

Both hydrogen and fuel processor power modules in the 1 kW power range will be developed that serve as a "front end" to standardized power electronics units that supply AC output.

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                                                             Nuvera Confidential

Subsequently, fully integrated systems using the same basic reactor components and reformate-tolerant fuel cells will be developed. These tightly packaged fuel cell power systems will share thermal, air and water management strategies and components, a common control system, and integrated power electronics. Their final design will be determined by their envisioned application; it is likely that different applications will dictate significantly different packaging solutions. The selected partners will help to define system packaging for the various potential applications.

 .    Accumulate thousands of hours of operation on DeNora Fuel Cells Epyx state-of-the-art fuel processors, fuel cells, and fuel cell power systems.

     By late-2000, NuVera hydrogen and propane premium power units will have achieved 4,000 hours of operation.


2.4.1.4 Overall Objectives Hydrogen Recovery Systems

The objective of the DNE hydrogen recovery business is to demonstrate hydrogen stacks at the 60 kW power level and to partner with industrial gas/energy providers to create fuel cell stack sales opportunities with near-term market interest.

The following key milestones have been identified as necessary to support NuVera mission:

 .    To develop and fine tune the hydrogen stacks at the 6OkW level

     In the frame of project funded by the European Commission, NuVera has developed hydrogen stacks prototypes capable to deliver up to 60kW of power. In the course of year 2000 NuVera will deliver 24OkW of high power hydrogen stacks. Such stacks will be demonstrated in an industrial plant where spare hydrogen is available. At laboratory level, NuVera will continue to fine-tune the stack configuration to make it fully functional for industrial assembly and operation in an industrial environment. Such stacks may also be used in the heavy vehicle hydrogen based applications (city buses).

 .    Find an industrial partner for integration of hydrogen stacks and fuel ceil systems commercialization

     During the year 2000, NuVera will identify an industrial partner that will have system integration expertise and will be strategically positioned in the industrial /energy market . NuVera will offer technical support at stack level in the system integration process and will jointly seek an opportunity to have an industrial site where the stack can begun durability tests in an industrial environment.

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                                                             NuVera Confidential

     Figure 1.4. Year 2000/200l Micro-Power Product Development Milestones

[TABLE]

     BTU   =  Beta Test Unit 5 k W fuel processor natural gas and propane
     CTU   =  5 k W high-efficiency natural gas fuel system
     DTU   =  1.5-5 k W heavy fuels system
     ETU   =  Pre-Commercial Prototype
     FCPS  =  Fuel Cell Power System (fuel processor integrated with fuel from partner)
     LFO   =  Kerosene

     2.4.2 Transportation

     The overall objective of the Transportation Group is to secure a technology
                                                                      ----------
     leadership position in the transportation fuel processing/fuel cell market.
     ----------
     This will enhance the value of the company and help our MicroPower business with appropriate technology transfer.

     We will achieve this leadership position by using our ongoing government programs for technology development and our commercial programs with major OEM's to create visibility and credibility. We will deliver multiple subsystems or complete systems to the government sponsors and commercial partners this year. A strong interaction with car manufacturers and other Tier I suppliers will be pursued since their capability to mass-produce and reduce component cost (key requirements of a car components) is invaluable to NuVera. Furthermore these relationships will provide us with insight into the technical specifications for the subsystems that can completely fit the requirements of compactness, efficiency, reliability,

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                                                             NuVera Confidential

     recycability of the future car industry. On the other side, the government programs for the development of low polluting devices provide visibility and substantial funding; therefore, the good relations obtained with DOE by Epyx and with EU and ENEA (respectively European Union and Italian agency for energy) by DNFC will be strengthened.

     2.4.2.1 Market Opportunity Focus

     The transportation market opportunities for fuel cell systems are:

     .     Low Dower mobile systems (* 5 kWe): These systems will be used to
           ----------------------------------
          drive small mobile units like scooters, golf carts, utility vehicles etc,.

     .    Auxiliary Power Units (* 15 kWe): These power supplies will be used to
          --------------------------------
          provide auxiliary power to support air conditioning, power steering and other on-board applications for passenger cars, heavy duty busses and trucks.

     .    Automotive Fuel Cell Power System (30-90 kWe): These systems will
          ---------------------------------------------
          replace the internal combustion engine in passenger vehicles as lean power systems or as a part of a hybrid strategy.

     .    Heavy Duty Fuel Cell Power Systems (90-250 kWe): These systems will be
          -----------------------------------------------
          used in heavy-duty trucks and buses as the main power source.

     2.4.2.2 Overall Objectives - Fuel processor

     .    Design, build and deliver prototype fuel processing systems to OEM's.

     NuVera will build and deliver 4-520 kWe gasoline fuel processing systems to OEM customers. The objective of t&se programs is to increase our visibility in the automotive industry and demonstrate our expertise in fuel processing to the OEM's. This is a first step towards developing a long-term relationship with these companies.

          .    Plug Power/GM, Toyota, Renault/PSA, Volkswagen, Epyx

     . Integrate fuel cell power systems and develop system expertise. NuVera will design and build two fuel cell power systems. These programs will enhance our system knowledge and potentially lead to critical intellectual property rights. The ability to operate full systems will help us design better reformers, CO clean up devices and tail gas combustors. In addition, these systems will be used as demonstration units with potential partners or investors.

     .    DOE Program (SFAA) - 10 kWe
     .    DOE  Program (PRDA and SFAA)- 50 kWe
     .    Epyx Internal 30-50 kWe

     .    Advance fuel processing technology to the next level.

     NuVera will design and build the next generation Epyx 50 kWe fuel processing systems. This system will incorporate advances in catalysts, heat exchangers and other system integration improvements that have been achieved over the last two years. It is expected that we will supply one or two of these units to OEM's in addition to our PRDA program deliverable to the Department of Energy. This 50 kWe system will play a very crucial role in enforcing our excellence in fuel processing technology for automotive applications. In addition we will complete the design of another 50 kWe fuel processing system that will incorporate the technology developed in our government programs.

     .    DOE Program and Automotive 50 kWe 6)32278 051
     .    Phase II Volkswagen and Renault, GM

* less than

                                                             Nuvera Confidential

 .   Explore the heavy-duty bus market as a potential market for our systems.
Currently we are exploring the possibility of starting a fuel cell bus program with multiple interested companies. In these programs, we will design and build systems or subsystems to be integrated in a fuel cell bus. This program, will provide us the ability to explore the bus market, which eventually may be a near term market for our systems.

       .   Toyota and Robert Wright

2.4.2.3  Overall Objectives - Fuel Cell Stack Development

 .   Design, build and deliver small power prototype fuel cell stack to OEM's.
We will deliver 4 - 5 FC stacks in the power range of 5 - 7 kW to be integrated in small electric vehicles and to be tested on laboratory benches. This unit will act as range extender or battery charger of the battery vehicles. These vehicles can be considered "service vehicles" to be used in restricted area such as airports, exhibitions, or "city cars" to be used downtown in European cities.

       .   FIAT 600 electra project for 2 range extender demonstration vehicles
       .   EU project "Velapac" for 2 range extender demonstration vehicles
       . ENEA project "MURST 5%" for 10 kW stack coupling with FP (contract still to be signed)

 .   Design, build and deliver prototype fuel cell stack for car integration to
    OEM's.
We will deliver two FC stack packages in the range of 30 to 50 kW each to be installed in prototype vehicles where all or at least most of the traction power is coming from hydrogen fuelled stacks.

       .   VW project for 50 kW stack
       .   EU project "Hydro-gen" for 30 kW stack supply to PSA (Peugeot-
           Citroen)

 .   Design, build and deliver prototype fuel cell stack for bus integration to
    OEM's.
We will deliver two FC stack packages to be installed in prototype buses (pure FC and hybrid configuration will be addressed). Pure hydrogen feeding is foreseen in the two projects.

       .   EU project "FC-BUS" for 60 kW stack supply to Scania
       . EU project "Berlin Bus" for 120 kW stack supply to Air Liquide and MAN (contract still to be signed)

 .   Design and build a new generation of fuel cell stack hardware.
We will design a new stack. This design will take into consideration the requirements of car manufacturers in terms of allowable dimensions, geometrical constraints and electrical parameters to ease power electronics coupling. This new stack configuration will de designed to meet the power density targets.

       . Today it is a internal activity to be launched in 2nd quarter of Y2000, although funding may be secured from a DOE contract that is currently underway at NuVera.

 .   Improve system knowledge through detailed studies. We are supporting a wide analysis effort for a major automotive OEM. This study will approach the various aspects related to the introduction of fuel cell technology in cars such as development, industrialization, cost analysis, and recycling. This program will give us the opportunity to build strong relations with automotive OEM's. Furthermore in Y2000 a 4-year Italian program should start, in this scenario the development and testing activities of NuVera will be greatly interrelated with Fiat.

       .   PSA/Renault phase 0 project

                                                             NuVera Confidential

     .    Corivarnia Italian program (contract still to be signed)

Figure 2.5. Year 2OO0/2001 Transportation Development Milestones


[TABLE]


SFAA = DOE Advanced Components Program(1999-2000)
PRDA = DOE Gasoline Fuel Processor Program (1998-2000)
ANL  = DOE Argonne National Laboratory

2.4.3 Technology Development

The objective of the Technology Development Group (TDG) is to support NuVera business initiatives in the MicroPower and Transportation markets.


"Support" means relentless pursuit of innovations which strengthen NuVera's ability to introduce and commercialize products. The necessary innovations will answer to market-driven specifications, which may be grouped into three classes as follows:

 .  Acceptance: if these are not met, products will not meet the fundamental
   ----------
   requirements of the application and cannot be sold
 .  Performance: if these are not met, we retain functionality but lose
   -----------
   competitive edge
 .  Reliability: if these are not met, we lose functionality and credibility
   -----------

                                                             NuVera Confidential

These groups also provide a convenient means for segmenting the TDG program portfolio. The following table summarizes key system attributes which fall into each specification class:

    -----------------------------------------------------------------------
        Acceptance              Performance             Reliability
    -----------------------------------------------------------------------

     .    Fuel              .    Efficiency        .  Feed water quality
     .    Cost              .    Emissions         .  Reformate quality
     .    Capacity          .    Responsiveness    .  Structural integrity
     .    Size/weight       .    Startup time      .  Catalyst stability
     .    Environment       .    Turndown range    .  No nitrogen purge

    -----------------------------------------------------------------------

NuVera will extend the reach of our fuel processing capability by designing and demonstrating next generation systems for MicroPower and transportation markets. These activities are already underway, funded almost entirely by cost-shared government grants. All of our R&D efforts are proven by integration into one or more fuel processing system prototypes. Technology development programs also provide the basis for NuVera to identify and integrate necessary components from Tier 3 suppliers.

An overarching goal of these thrusts focused on "value creation" is the embellishment of NuVera's intellectual property portfolio. Accordingly, we have set as a specific goal the filing of fifty patent applications in year 2000 in fuel processing and systems alone.

2.4.3.1 Overall objectives - Fuel processor

 .    Demonstration of an integrated ATR reactor train/heat recovery module, leading to a reduction in thermal losses and higher efficiency, enhanced load responsiveness, faster startup time, and likely lower cost.
 .    Demonstration of >l kW /th/liter H2 production-based power density in ATR system, including integrated heat exchangers, reformer, shift, steam separator, and tail gas burner/heat recovery module, leading to reduced size/weight and lower cost.
 .    Incorporation of novel catalyst substrates into two reaction zones in one device, leading to reduce size/weight, increased efficiency by virtue of reduced pressure drop, faster startup time due to reduced thermal mass, and enhanced structural integrity.
 .    Demonstration of a steam reformer running g on natural gas, to enhanced reformate quality, reduce required stack size/weight, and realize a modest gain in efficiency.
 .    Demonstration of a kerosene fuel processor, to extend fuel capability.

2.4.3.2 Overall Objectives - Fuel cell Stack Development

 .    Demonstration of a CO-tolerant fuel cell stack, specifically exhibiting voltage degradation of less than 10% with respect to pure H2 operation when operating on reformate containing 50 ppm CO, thereby leading to enhanced reliability.
 .    Improvements of hydrogen stack power density and specific power up to 1
     kW/kg and 1 kWL
 .    Reduction of stack operating pressure in order to minimize auxiliary power consumption.
 .    Qualification of a selection of stack hardware components (particularly PEM membranes) in term of reliability, performance and compatibility with stack technology.
 .    Achieve target of reliability, lifetime, out of design and unattended operation.

                                                             NuVera Confidential

     Figure 26. Year 2OOWOOl Technology Development Milestones

                                    [TABLE]


     ATR = Autothermal Reformer. An advanced fuel processor for heavier fuels FP = Fuel Processor
     SR = Steam Reformer: A high-efficiency fuel processor that operates best on natural gas


     2.4.4   Marketing Plan

     The objective of the Marketing Plan is, to establish DNE as a fuel cell power system company, and increase market awareness to prepare the company for an IPO in 7 to 12 months.

                                                             NuVera Confidential

Over the past year, De Nora and Epyx have continued to make dramatic strides in technology; however, this has not turned into marketing opportunities. Also, while several high profile fuel cell companies have marketed their business successes, Neither De Nora nor Epyx was in a position to keep pace. The new business direction of NuVera as a single company will dictate a different marketing message to help shape the brand image of NuVera into that of a fuel cell power system company in the MicroPower market, while maintaining leadership positions as a component supplier to automotive companies.

To address the above issues, a three-tiered approach will be employed. First, NuVera will strive to gain awareness in its new direction through conferences, press releases, and partnership announcements. Second, we will continue to push the technology demonstrations and developments in all market segments. Third, towards the time of the IFO, we will begin to announce strategic partnerships at the OEM, manufacturing and Tier III supplier levels. The process is shown schematically in Figure 2.7. Tactical execution of the plan is given below:

 .    Reinvigorate media relations

 .    Attend conferences / trade shows / special events - 43 assumed with exhibits at 5

 .    Expand internal communications

 .    Update the web site

 .    Update collateral material

 .    Provide on-site support materials

Figure 2.7. Year 2000/2001 Marketing Milestones

                                                    IPO
    Q2 2000                  Q3 2000             Q3-4 2000             Q1-3 2001
-------------------------------------------------------------------------------------

                            TECHNOLOGY            ANNOUNCE
   AWARENESS               DEVELOPMENT &          STRATEGIC            SHOWCASE
   GENERATION              DEMONSTRATION        PARTNERSHIIPS          PRODUCTS

-------------------------------------------------------------------------------------
 . "NewCo" Launch     . Marketing Partner(s)    . Mfg. Partner        . Maintain
                                                                       Awareness
 . Investor           . Build Brand Image       . Other partner(s)
  Announcement                                                       . Press release
                     . Residential FCPS        . Press release         and media
 . Conferences                                    and media             coverage
                     . Deliver First System      coverage
 . Press Releases                                                     . Deliver 100th
                     . 50 kWe Auto System      . Premium Power         System
 . Events                                         System prototype
                                                                     . Pre-Production
                                                                       Prototypes

2.4.5    Pricing Policy

Even though the acquisition of Contracts may help the Company to cover its development expenses, these acquisitions will not be necessarily pursued if not in line with the strategic

                                                             NuVera Confidential

technological developments. This general approach is particularly true in the Transportation Sector, where the Company will implement technology development only in the frame of publicly and privately funded projects, and if the outcome such projects will increase the know how of the Company with direct effect to the strategic technological development focus in the MicroPower sectors.

On the opposite, in the MicroPower sector, particularly in the fuel cell system prototype demonstration phase, the Company may decide to supply prototypes on a free of charge basis, should this approach reveal itself strategic for the development of technological and market partnerships.

As a general rule the competitive fuel cell prototype price scenario will be analyzed and constantly monitored, so that the Company will always be competitive as the market develops.

2.4.6  Sourcing of Strategic Components and Technologies

Fuel cell stacks, fuel processors and integrated systems can derive competitive advantage from the use of strategic components. Both DeNora Fuel Cells and Epyx have developed relationships that we expect will create unique fuel cell power systems that are differentiated from NuVera's competitors by the incorporation of technology provided by strategic suppliers. However, dependence on suppliers for critical technology creates business risks such as supply, security, and pricing that must be managed. NuVera will pursue a three pronged strategy for the sourcing of strategic components and technology:

       1. Engage suppliers in joint development agreements that leverage the supplier's special expertise to develop specialized components which NuVera will have preferential access.

       2. In all cases pursue second sources of supply to manage supply and cost risks.

       3. Develop systems for mass manufacturing cost analysis of key components with Tier 3 suppliers.

The table below lists critical components that are currently used or are anticipated to be needed for competitive systems:

                                                             NuVera Confidential

--------------------------------------------------------------------------------------------------------
Component               Supplier(s)       Status                         Anticipated actions
--------------------------------------------------------------------------------------------------------
PEM Membrane            DuPont            DuPont and Gore are both      1. Develop programs with
                        Gore              qualified to provide             DuPont and Gore for
                        Asahi Glass       membranes                        catalyzed/uncatalyzed
                        Elf Atochem                                        membranes
                        Asahi Chem.                                     2. Develop Asian membrane
                        Aventis                                            source for Japan market
--------------------------------------------------------------------------------------------------------
Gas Diffusion           DeNora NA         Sole source                      Supply agreement with
Electrode                                                                  DN-NA required
--------------------------------------------------------------------------------------------------------
Stack hardware          Several           Italian sources only             Seek to enlarge the
components (bipolar     Dana Corp.                                         suppliers database on a
plates, end plates,     Apple Rubber                                       territorial base (i.e. US)
gaskets etc)
--------------------------------------------------------------------------------------------------------
Fuel Processing         Englehard         Many formulations under       1. Sign multiple Joint
Catalysts (4 separate   DeGussa           test.                            Development Agreements
systems)                United Cat        Joint Development             2. Evaluate use of ETEK as
                        Corning           Agreement with Engelhard         custom supplier for Epyx
                                          Proprietary Formulations         designed catalysts
--------------------------------------------------------------------------------------------------------
Air Supply Subsystem    Eaton             Development program              Develop Strategic
                        Valeo             under discussion                 Relationship
                        Allied Signal
                        Vairex
                        Opcon
--------------------------------------------------------------------------------------------------------
Power Conditioning      Sat Con           Investigation started            Develop Strategic
                        Trace                                              Relationship
                        Eaton
                        (Others)
--------------------------------------------------------------------------------------------------------

2.5   Administration and Business Support

The objective of the Administration and Business Support group is to develop and manage the infrastructure necessary for the integration of the separate DeNora Fuel Cells and Epyx operations and to provide the support required by the groups in Milan and Cambridge for autonomy from the mother companies. This group will also develop and manage marketing and external relationships

2.5.1 Key Activities-Yr. 2000 Business Support


The key milestones for Administration and Business support functions for 2000 are:

 .    Manage the launch and growth of NuVera in accordance with this plan with a particular focus on integration of Milan and Cambridge groups and on increasing autonomy from the mother companies. The following business functions will be required:

     .    Financial reporting and management
     .    Marketing
     .    Human resources and recruiting
     .    Facilities

                                                             NuVera Confidential

     .    Contracting and legal affairs

 .    Guide the creation of systems capability through internal NuVera growth, outsourcing and alliances
 .    Establish a market channel alliance for the US and European MicroPower
     (residential, portable) and industrial hydrogen recovery fuel cell markets
 .    Establish alliances and/or favored supply arrangements with Tier 3 component suppliers


2.5.2   Business Support Functional Discussion

2.5.2.1   Finance

North American Operations

Currently ADL Finance Department Staff performs accounting functions for NuVera. Considerations in changing to an NuVera stand-alone financial system include:

 .    Cost to NuVera
 .    Timeliness and relevance of financial reporting to NuVera management and
     NuVera Board
 .    Establishment of an independently auditable finance function to support future equity transactions
 .    Integration of finance with other ADL support functions used by NuVera
     (i.e. Accounts Payable support of Purchasing)
 .    Obtaining government approval of rates and methods used in any new accounting system.

Finance function costs in the 2000 financial plan assume that ADL Finance will continue to provide all forecasting, accounts payable, accounts receivable, labor accounting and payroll functions for NuVera

The Plan includes hiring of a Chief Financial Officer and financial assistant during the second quarter of 2000.

European Operations

NuVera European Operations will establish an independent Accounting Department to replace the services currently provided by Norfin SpA. Such accounting function will provide:

 .    Timeliness and relevance of financial reporting to NuVera management and
     NuVera Board
 .    all forecasting, cost control accounts payable, accounts receivables and manage labor accounting and payroll functions
 .    administrative management of EU and government Contracts
 .    Purchasing activity

Such Accounting function will provide to US Operation all reporting necessary to achieve a fully integrated accounting policy. Norfin SpA will continue to provide Financial Management and Financial Support for all other concerns such as funding management, preparation and follow up of the IPO.

                                                             NuVera Confidential

2.5.2.2 Human Resources

North American Operations

Currently, NuVera management of North American Operations handles most HR functions other than recruiting and compensation. ADL currently provides modest (0.1 FTE) (FTE = Full Time Equivalent) Human Resources Management support to assist in HR issues with strategic or legal implications. Due to increased recruiting requirements, we will add a full-time recruiter to our staff this year. Also, ADL HR support will need to increase to 0.5 FTE. The costs of the HR administration services are reflected in the financial plan under ADL Allocations.

European Operations

The recruitment of new personnel will be effected through the involvement of an external recruiting firm under the supervision of the HR management of DeNora Fuel Cells group. A training campaign will be pursued with the involvement of an external consultant.

2.5.2.3 Contracting

North American Operations

Commercial contracting is currently provided by ADL. These contracts encompass significant legal liability and Intellectual Property implications. A full time contracts/intellectual property administrator is planned for Q1 2000.

Government contracts will continue to be administered by ADL with costs allocated to NuVera as part of the ADL Allocation.

European Operations

A contract management function will be established within the Business Administration Group of the European Operations, particularly for the implementation and administrative management of Public Contracts. Legal advice will be provided by an external Legal Firm on a consultancy basis.

2.5.2.4 Information Technology

Computers, networking and general IT support will continue to be provided by ADL during 2000 or until NuVera relocation with a full time person dedicated to NuVera North America Operations. Costs are included in the 2000 financial plan for establishing a secure network server for NuVera within ADL's network. A separate internal network is already functioning within the European
Operations, connected to the main DN Group servers. The IT services are currently provided by DeNora Fuel Cells Group and will continue during year 2000. As part of the Technology Exchange Plan, a common network system will be implemented in order to enhance communication transfer.

2.5.2.5 Purchasing and Material Control

Because of the criticality of purchased material to NuVera prototype deliveries, NuVera North American Operations will establish an NuVera Materials Control function (2 FTE's) in Q1 2000. Purchasing will continue to be outsourced to ADL.

                                                             NuVera Confidential

The European Operations will have autonomy in the purchasing and material controls. A QA/QC function will be established in the Production Department. The purchasing activity will be independently managed within the Business Administration group.

2.5.2.6 Administration and Miscellaneous Support

North American Operations

While NuVera remains in its current location, it will be most cost effective to utilize the following ADL support services:

 .  Corporate Travel,
 .  Graphics,
 .  Machine shops,
 .  Facilities maintenance
 .  Technician pool (as required and available).
 .  Safety Office and Medical Surveillance Staff
 .  Purchasing (until a separate purchasing function is established)

Costs for these support services are included in the financial plan under ADL Allocation.

European Operations

As far as the European operations are concerned, the following services will continue to be provided by DeNora Fuel Cells Group:

 . R&D services (Scientific advice, analytical services, engineering support) . Patent and Licenses (A dedicated resource will be added to the Technology development Group)
 .  Catering
 .  Corporate Travel,
 .  Import Export
 .  General Services (facilities maintenance, etc.)

                                                             NuVera Confidential




2.6  Risks and Risk Management

The following table describes the business and technology risks that have been identified by the business planning team.


--------------------------------------------------------------------------------
                 Risk                         Mitigating Action (ie solutions)
--------------------------------------------------------------------------------
       Technology Risks
--------------------------------------------------------------------------------

Reformate tolerant stacks unavailable      Aggressive ETEK/DNNA plan funded by
                                           DeNora
                                           Benchmark other MEA suppliers

--------------------------------------------------------------------------------
Undesirable catalyst pollutants in         Aggressive plan to identify better
the fuel processor exit gas                catalyst/and reformate gas purifying
                                           methods
--------------------------------------------------------------------------------
Standard metallic hardware not fully       Implement use of suitable alternative
compatible with certain reformate          hardware or use of protective
compositions                               coatings
--------------------------------------------------------------------------------
Practical Air System required              Eaton Strategic supplier program
--------------------------------------------------------------------------------
Efficient 1 kW fuel processor              Hydrogen Systems Solution in parallel
(premium power threat)
--------------------------------------------------------------------------------
Low cost CO detector required              Working with Engelhard sensors, DCHT,
                                           and Epyx/Local Vendor (J. Rumsey) for
                                           NDIR
--------------------------------------------------------------------------------
        Business Risks
--------------------------------------------------------------------------------
Failure to integrate technology teams      Technology Exchange Program to be
                                           implemented
                                           "Intranet" communication
                                           Management action
--------------------------------------------------------------------------------
NuVera systems do not meet market          Cost/technology analysis programs
cost requirements
--------------------------------------------------------------------------------

                                                             NuVera Confidential

3      Organizational Integration and Growth Plan

3.1    Personnel Plan

3.1.1  North America Operations

In order to support the product and technology developments planned in the year 2000, NuVera staff must be expanded aggressively in all areas, requiring an overall increase in staff levels of greater than 200% by the third quarter of the year. The personnel plan by month is shown in Table 2.1 and is broken out between MicroPower, transportation, and technology development functions. Technology development shows the largest growth at 220%, followed by MicroPower at 121% and transportation at 78%.

Table 3.1.  Year 2000/2001 Personnel Plan*

--------------------------------------------------------------------------------------------------------------------
Staffing             1-Apr     1-May     1-Jun     1-Jul     1-Aug     1-Sep     1-Oct     1-Nov     1-Dec     1-Jan
                    30-Apr    31-May    30-Jun    31-Jul    31-Aug    30-Sep    31-Oct    30-Nov    31-Dec    30-Sep
--------------------------------------------------------------------------------------------------------------------
FTE's                80.00    100.00    114.00    133.00    149.10    149.10    149.10    149.10    149.10    149.10
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
MicroPower           19.00     23.00     33.00     40.00     56.10     56.10     56.10     56.10     56.10     56.10
--------------------------------------------------------------------------------------------------------------------
Transportation       15.00     18.00     22.00     25.00     25.00     25.00     25.00     25.00     25.00     25.00
--------------------------------------------------------------------------------------------------------------------
Technology Dev.      40.00     50.00     50.00     55.00     55.00     55.00     55.00     55.00     55.00     55.00
--------------------------------------------------------------------------------------------------------------------
Administrative        6.00      9.00      9.00     13.00     13.00     13.00     13.00     13.00     13.00     13.00
--------------------------------------------------------------------------------------------------------------------

* Plan shows no growth after IPO - this will be revisited after IPO completion FTE = Fuel Time Equivalent


3.1.2  European Operations

In order to support the product and technology developments planned in the year 2000, NuVera staff will be expanded aggressively in all areas, requiring an overall increase in staff levels of greater than 200% by the third quarter of the year. The personnel plan by month is shown in Table 3.2.

Table 3.2. Year 2000/2001 Personnel Plan*

----------------------------------------------------------------------------------------------------------------------------
Staffing          31-Jan   28-Feb    1-Apr    1-May    1-Jun    1-Jul    1-Aug    1-Sep    1-Oct    1-Nov     1-Dec    1-Jan
                  27-Feb   31-Mar   30-Apr   31-May   30-Jun   31-Jul   31-Aug   30-Sep   31-Oct   30-Nov    31-Dec   30-Sep
----------------------------------------------------------------------------------------------------------------------------
FTE's                 18       18       20       25       30       35       35       44       54       54        54       54
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Production             3        3        3        3        4        5        5        5       13       13        13       13
----------------------------------------------------------------------------------------------------------------------------
Prog. Mgmt.            2        9        2        3        3        4        4        4        4        4         4        4
----------------------------------------------------------------------------------------------------------------------------
Technology             9        9       10       13       17       20       20       27       27       27        27       27
Development
----------------------------------------------------------------------------------------------------------------------------
Administrative         4        4        5        6        6        6        6        8       10       10        10       10
----------------------------------------------------------------------------------------------------------------------------

* Plan shows no growth after IPO - this will be revisited after IPO completion FTE = Fuel Time Equivalent

                                                             NuVera Confidential

3.2  Technology Exchange Program

In order to ensure that DeNora Fuel Cells and Epyx are integrated seamlessly into a single company, a detailed technology exchange program is anticipated and is outlined below. Implementation of such a program is required to make NuVera successful in the marketplace. Much of this information currently exists inside of DeNora Fuel Cells and Epyx and is being compiled into a cohesive set of documents.

1.   Fuel Processing Manual (Training Manual for NuVera staff and new hires)
     A. Technology Review
     B. Technology Details
     C. Myths of Operation
     D. Reformate Characterization - contaminants, metals, etc.
2.   PEM Manual (Training Manual for NuVera staff and new hires)
     A. Technology Review
     B. Technology Details
     C. Myths of Operation
        1)  Can we use Aluminum HX components
        2)  What is the required water quality, etc.
     D. Reformate Requirements - contaminants, metals, etc.
3.   Personnel Exchange Plan
4.   Technology Seminar Series (Ongoing Updates)
5.   Technical Capabilities
     A. Personnel Biographies
     B. Company Qualifications
     C. Group Missions
     D. Facilities / Testing Capabilities
     E. Analytical Equipment
     F. Prototyping/Manufacturing
     G. Industrial Design
     H. ISO 9001 Certification
6.   Data/Information Exchange
     A. Computer Networking
     B. Meetings/Videoconferences - frequency
     C. Intranet
     D. Computer Packages (Drawing, Process, etc.)
     E. Units (S.I.), Language (English), Paper (A4), SAE/Metric Fittings (SAE)
7.   Planned Capital Expenditures for FY 2000/2001
8.   Dealing with external vendors/partners - how to approach
     A. Etek for ELAT's
9.   Safety Committee and Standards / Safety training
10.  Technical Documentation Process
11.  Inventory and Parts tracking methodology

                                                             NuVera Confidential

3.3  Facilities and Location

3.3.1  North America Operations
NuVera presently occupies approximately 20,000 square feet of office and laboratory space at Arthur D. Little's Cambridge, Massachusetts's headquarters. During the transition period of 2000, NuVera will continue to occupy the present office and laboratory space at Arthur D. Little. NuVera facilities for 2000 will include office space, specialized laboratories and prototype production areas. Facilities square footage estimates were developed to support the Year 2000 technology and product plans, with no contingency for 2001 requirements. This plan assumes no move from Acorn Park facilities during 2000 and no difference in
             --
rates between office and lab space. Also, this plan assumes that no leasehold improvements at Acorn Park will be necessary during the year 2000 as NuVera continues to expand. ADL facilities charges used for this plan are:

        Base Pate:            $27.29/sq. ft
        Fully Loaded Rate:    $44.35/sq. ft

A contingency reserve of $3.0 million has been added to the financial plan to reflect the costs associated with a complete move from Acorn Park in the year 2001. This contingency includes costs that would be incurred for laboratory replication, leasehold improvement and other moving costs associated with a complete departure from Acorn Park. The NuVera facilities requirements are listed in Tables 2.2 and 2.3 by month. Based on the current business plan, the facilities requirements in 2005 and 2010 will be 11,150 m/2/ and 13,000 m/2/ respectively, without taking manufacturing space into consideration.

Table 3.2. Year 2000/2001 Facilities Plan*

--------------------------------------------------------------------------------------------------------------------------------
               3-Jan   31-Jan   28-Feb   1-Apr    1-May    1-Jun    1-Jul    1-Aug    1-Sep     1-Oct    1-Nov    1-Dec    1-Jan
              30-Jan   27-Feb   31-Mar  30-Apr   31-May   30-Jun   31-Jul   31-Aug   30-Sep    31-Oct   30-Nov   31-Dec   30-Sep
--------------------------------------------------------------------------------------------------------------------------------
Total
Footage        2,077    2,917    3,501   4,043    4,235    4,480    4,480    4,773    4,773     4,773    4,773    4,773    4,773
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Office    m/2/
Space            965    1,585    1,983   2,166    2,265    2,417    2,397    2,432    2,432     2,432    2,432    2,432    2,432
--------------------------------------------------------------------------------------------------------------------------------
Lab Space m/2/
                 721      943    1,128   1,487    1,579    1,672    1,672    1,951    1,951     1,951    1,951    1,951    1,951
--------------------------------------------------------------------------------------------------------------------------------
Prototype m/2/
Space            390      390      390     390      390      390      390      390      390       390      390      390      390
--------------------------------------------------------------------------------------------------------------------------------

     * Plan shows no growth after IPO - this will be revisited after IPO completion


     3.3.2 European Operations

     Table 3.3. Year 2000/2001 Facilities Plan*

--------------------------------------------------------------------------------------------------------------------------------
               3-Jan   31-Jan   28-Feb   1-Apr    1-May    1-Jun    1-Jul    1-Aug    1-Sep     1-Oct    1-Nov    1-Dec    1-Jan
              30-Jan   27-Feb   31-Mar  30-Apr   31-May   30-Jun   31-Jul   31-Aug   30-Sep    31-Oct   30-Nov   31-Dec   30-Sep
--------------------------------------------------------------------------------------------------------------------------------
Total
Footage          474      474      474     474      474      474      474      474      474     1,397    1,397    1,397    1,397
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Office    m/2/
Space            121      121      121     121      150      180      210      240      260       279      279      279      279
--------------------------------------------------------------------------------------------------------------------------------
Lab Space m/2/
                 232      232      232     232      232      232      232      232      232       418      418      418      418
--------------------------------------------------------------------------------------------------------------------------------
Prototype m/2/
Space            121      121      121     121      121      121      121      121      121       700      700      700      700
--------------------------------------------------------------------------------------------------------------------------------

     * Plan shows no growth after IPO - this will be revisited after IPO completion

                                                             NuVera Confidential

4    Financial Overview

     The complete year 2000 financial plan is attached in Appendix A.

     Table 4.1. Year 2000 Abbreviated Operating Statement ($ except as noted)

----------------------------------------------------------------------------------------------------
                                 Q2 2000         Q3 2000         Q4 2000              Y 2kTotal (S)
----------------------------------------------------------------------------------------------------
Total Revenue                   2,609,198       3,880,156       2,041,257               8,530,610
----------------------------------------------------------------------------------------------------
Total Employment Costs         (3,023,197)     (4,207,391)     (4,555,323)            (11,785,910)
----------------------------------------------------------------------------------------------------
Cost Of Sales                  (3,437,434)     (2,656,556)     (2,426,430)             (8,520,419)
----------------------------------------------------------------------------------------------------
Total Overhead Expenses          (811,349)       (932,578)       (758,152)             (2,502,078)
----------------------------------------------------------------------------------------------------
Intercompany Expenses          (1,035,656)     (1,264,086)     (1,299,348)             (3,599,090)
----------------------------------------------------------------------------------------------------
Income/(Loss)                  (5,911,589)     (5,393,606)     (7,211,146)            (18,516,341)
----------------------------------------------------------------------------------------------------
Capital Expenditures           (2,113,700)       (803,000)       (290,000)             (3,206,700)
----------------------------------------------------------------------------------------------------
Net Cash Flow                  (8,612,137)     (6,118,121)     (7,242,440)            (21,972,698)
----------------------------------------------------------------------------------------------------

     Total includes Management, Administration and allocated costs


     Table 4.2. Year 2001 Abbreviated Operation Statement

----------------------------------------------------------------------------------------------------
                                 Q1 2001         Q2 2001         Q3 2001         18 Month Total (S)
----------------------------------------------------------------------------------------------------
Total Revenue                   2,285,736       2,548,736       2,235,736              15,600,818
----------------------------------------------------------------------------------------------------
Total Employment Costs         (4,657,449)     (4,785,007)     (4,785,007)            (26,013,372)
----------------------------------------------------------------------------------------------------
Cost Of Sales                  (2,201,107)     (1,943,329)     (1,861,107)            (14,525,962)
----------------------------------------------------------------------------------------------------
Total Overhead Expenses          (720,287)       (720,287)       (720,287)             (4,662,938)
----------------------------------------------------------------------------------------------------
Intercompany Expenses          (1,405,991)     (1,420,719)     (1,420,752)             (7,846,551)
----------------------------------------------------------------------------------------------------
Income/(Loss)                  (6,914,215)     (6,535,723)     (6,825,760)            (38,792,039)
----------------------------------------------------------------------------------------------------
Capital Expenditures           (2,934,610)     (3,080,000)     (2,432,610)            (11,653,920)
----------------------------------------------------------------------------------------------------
Net Cash Flow                 (10,333,707)     (8,907,279)     (9,081,707)            (50,295,392)
----------------------------------------------------------------------------------------------------

     Table 4.3. Resource Requirements- Year 2000/2001

     ------------------------------------------------------------------------------------------
      TOTAL                Currently              Required Additional       Total 18 Months
                           Available
     ------------------------------------------------------------------------------------------
      Total Staff          76                     135                       211
     ------------------------------------------------------------------------------------------
      Office Space m/2/    1,616                  1,100                     2,715
     ------------------------------------------------------------------------------------------
      Lab/prod. m/2/       1,030                  2,535                     3,565
     ------------------------------------------------------------------------------------------
      Funding              $ 15.6 M               $ 50.3 M                  $ 65.9 M
     ------------------------------------------------------------------------------------------

                                                             NuVera Confidential

                                  Appendix A

                              Financial Statement
                       February 1, 2000 January 31, 200l

                                   Exhibit E

                                                                    EXHIBIT 10.2

                            STOCKHOLDERS' AGREEMENT

     This Stockholders' Agreement is made as of April 4, 2000, by and among DeNora New Energy Investments B.V., a company established under the laws of The Netherlands and the parent company of DeNora Fuel Cells, S.p.A. ("DN"), Arthur
D. Little, Inc., a Massachusetts corporation ("ADL"), Amerada Hess Corporation, a Delaware corporation ("Hess" and, together with ADL and DN, the "Stockholders"), and Epyx Corporation, a Delaware corporation ("Epyx").


                             W I T N E S S E T H:

     WHEREAS, the Stockholders desire to provide for certain matters with respect to their ownership of common stock of New DeNora Epyx Corporation (formerly, Epyx Corporation, "New DeNora Epyx"), as well as for the management and operations of New DeNora Epyx.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS

     The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used herein without definition shall have the meaning ascribed to such terms in that certain Investment and Exchange Agreement dated as of the date hereof by and among DN, DeNora Fuel Cells, S.p.A., ADL and Epyx (the "Investment Agreement").

     An "Affiliate" of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

     "Board" means the Board of Directors of New DeNora Epyx.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Common Stock, par value $.01 per share, of New DeNora Epyx, issued in accordance with and subject to the terms of the Certificate of Incorporation of New DeNora Epyx, and any other common equity securities now or hereafter issued by New DeNora Epyx, together with any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

     "Controlling Person" has the meaning set forth in Section 4.4.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Holder" has the meaning set forth in Section 4.1.

     "Person" means an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization, governmental or otherwise.

     "Registrable Securities" has the meaning set forth in Section 4.2.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Selling Holder" has the meaning set forth in Section 4.4.

     "Stock" means Common Stock and any other equity securities of New DeNora Epyx.

     "Transfer" means any direct or indirect offer, transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in, conveyance of a beneficial ownership or other right in, or other disposal or attempted disposal of all or any portion of a security or of any rights. "Transferred" means the accomplishment of a Transfer, and "Transferee" means the recipient of a Transfer.

ARTICLE II.  ELECTION OF DIRECTORS OF NEW DENORA EPYX

     2.1  Voting of Shares for Election of Directors of New DeNora Epyx.

          (a) With respect to each election or removal of members of the Board (including, without limitation, any replacement members), whether at an annual or special meeting of stockholders or by written consent of stockholders, each of the Stockholders agrees to vote its Stock (and any shares of Stock over which it exercises voting control) and to take such other action as may be necessary to fix the number of Directors of New DeNora Epyx at eight (8), as indicated below, and to cause and maintain the nomination and election to the Board and to keep in office as such:

               (i) four (4) persons designated from time to time by DN (the "DN Directors");

               (ii) three (3) persons designated from time to time by ADL (the "ADL Directors"); and

               (iii) one (1) person designated from time to time by Hess (the "Hess Director").

          (b) New DeNora Epyx shall nominate the DN Directors, the Hess Director and the ADL Directors for election to the Board. Each of DN, ADL and Hess further agrees to place at least one of the DN Directors, the Hess Director and one of the ADL Directors on each committee of the Board. The Chairman of the Board shall be nominated by ADL, subject to the approval of DN. The Chief Executive Officer of New DeNora Epyx shall be nominated by ADL, subject to the approval of DN, provided that upon the selection of a Chief Executive Officer, such officer shall become a member of the Board and will be one of the three ADL Directors.

     2.2 Vacancies; Removal. Each of the Stockholders agrees to vote its Stock (and any shares of Stock over which it exercises voting control), to the extent required by Section 2.1, in such manner as shall be necessary or appropriate so as to ensure that any vacancy occurring for any reason in the Board shall be filled so as to constitute the Board in accordance with Section 2.1 above. The DN Directors only may be removed by DN, the Hess Director only may be removed by Hess and the ADL Directors only may be removed by ADL, provided that each of DN, Hess and ADL agrees to vote for the removal of any director upon the request of the party which designated such director and for the election to the Board of a substitute director designated by such party.

     2.3 Meetings; Expenses. The Board shall hold such number of meetings as shall be determined by the Board. A quorum shall consist of four (4) Directors, at least two of which shall be DN Directors and two of which shall be ADL Directors. Meetings of the Board shall be convened in accordance with the by-laws of New DeNora Epyx (attached hereto as Exhibit A), provided that in any case a Board meeting shall be convened upon written request of at least two (2) Directors, one of which is a DN Director and one of which is an ADL Director. In such case, written notice of such meeting shall be delivered to each of the other Directors at least seven (7) business days prior to the date of the proposed meeting. In the event that the Hess Director is unavailable for any meeting of the Board, Hess shall have the right to designate an alternate Director for any such meeting, and such alternate Director shall have the same rights, duties and obligations as the Hess Director. All Directors shall, subject to reasonable substantiation and documentation be entitled to reimbursement of out-of-pocket expenses incurred in attending each meeting of the Board or any committee thereof or otherwise incurred in performing his or her duties as a director of New DeNora Epyx (including, without limitation, reasonable travel, lodging, meals and communication expenses).

     2.4  Deadlock.

          (a) If the Board, after a reasonable period of discussion at a duly constituted meeting or meetings thereof, is unable to resolve any issue before them, the resolution of which is necessary for the continued operation of the Business in a commercially reasonable manner and/or the Board is unable to agree upon any matter requiring special Board approval pursuant to Section 3.3 below, a Special Meeting of the Board to further consider the issue shall be scheduled and consideration of the matter shall be suspended until such Special Meeting which shall meet within seven (7) days to discuss the matter.

          (b) If the Board, after a reasonable period of discussion at a Special Meeting called pursuant to Section 2.4(a), are unable to resolve the issue that necessitated such meeting, (i) a subsequent Special Meeting to further consider the issue shall be scheduled, (ii) consideration of the matter shall be suspended until such Special Meeting and (iii) the chief executive officers of DN, Hess and ADL (the "Senior Deadlock Committee") shall meet within twenty (20) days to discuss the matter. At the subsequent Special Meeting to discuss the issue, the Senior Deadlock Committee shall make a report to the Board, and the Board shall adopt any proposal agreed to unanimously by all members of the Senior Deadlock Committee.

          (c) During any period in which a deadlock continues, the Board shall continue to conduct the Business in good faith and to the best of their abilities consistent with past practices and the then current Operating Plan.

ARTICLE III.  COVENANTS OF NEW DENORA EPYX

     3.1  Financial and Other Information.

          (a) Accounts and Reports. New DeNora Epyx will maintain a standard system of accounts in accordance with generally accepted accounting principles consistently applied.

          (b) Annual, Quarterly and Monthly Financial Statements. New DeNora Epyx will deliver to each Stockholder: (i) within ninety (90) days after the end of each fiscal year, financial statements of New DeNora Epyx and its subsidiaries, if any, prepared in reasonable detail and in accordance with generally accepted accounting principles consistently applied, and certified by the principal financial officer of New DeNora Epyx that they are true and accurate in all material respects as of their respective dates, and (ii) copies of all financial statements and reports which New DeNora Epyx shall send to its stockholders or file with the Securities and Exchange Commission or any stock exchange on which any securities of New DeNora Epyx may be listed. New DeNora Epyx also will deliver to each such holder (x) within forty-five (45) days after the end of the first three quarters of each fiscal year, a copy of the consolidated balance sheet of New DeNora Epyx as of the end of such quarter and consolidated statements of income and of cash flows of New DeNora Epyx for the fiscal quarter and for the portion of the fiscal year ending on the last day of such quarter, each of the foregoing balance sheets and statements to set forth in comparative form the corresponding figures for the same period of the prior fiscal year, and (y) within twenty (20) days after the end of each calendar month, a copy of the consolidated balance sheet of New DeNora Epyx as of the end of such month and consolidated statements of income and of cash flows of New DeNora Epyx for such month and for the portion of the fiscal year ending on the last day of such month, each of the foregoing balance sheets and statements to set forth in comparative form the corresponding figures for the same period of the prior fiscal year; provided, however, that such financials may be subject to year-end adjustments and need not contain all footnotes required under generally accepted accounting principles, and to be certified, subject to normal year-end audit adjustments, by the principal financial officer of New DeNora Epyx that they are true and accurate in all material respects as of their respective dates.

          (c) Operating Plan. The Operating Plan shall be revised at least annually or otherwise as directed by the Board. The adoption of the revised operating plan to supersede the Operating Plan shall be effective as and when approved by the Required Percentage (as defined below) of the Board.

          (d) Visits and Discussions. New DeNora Epyx will permit each Stockholder and its authorized representatives, at all reasonable times during normal business hours and as often as reasonably requested, to visit and inspect, at the expense of such Stockholder, any of the properties of New DeNora Epyx, including its books and records and lists of security holders, and to make extracts therefrom and to discuss the affairs, finances and accounts of New DeNora Epyx with its officers.

          (e) Confidentiality. Each Stockholder agrees to treat all non-public information provided to it by New DeNora Epyx, including without limitation all financial and other information provided to any such Stockholder pursuant to this Section 3.1, as confidential and will not convey any such information to any Person (other than such Stockholder's Affiliates, accountants, legal counsel and other similar representatives) without the prior written consent of New DeNora Epyx. The foregoing obligation of confidentiality shall not apply to information (i) which later becomes part of the public domain (other than as a result of a violation of this Section 3.1(e) by any such Stockholder); (ii) which is required to be disclosed to the extent necessary to enforce this Agreement; or (iii) which is required to be disclosed by law or governmental order or regulation, or subpoena or other legal process, provided that such Stockholder notifies New DeNora Epyx as soon as practicable prior to such disclosure, cooperates with New DeNora Epyx to preserve the confidentiality of such information, and uses commercially reasonable efforts to limit any such disclosure to the minimum disclosure necessary to comply with such law or governmental order or regulation, or subpoena or other legal process.

     3.2 Dealings with Affiliates and Others. New DeNora Epyx covenants that it shall not, without the prior approval of an absolute majority of the Board, enter into any transaction (including without limitation the purchase, sale, rental or exchange of any property or services, or any loans, advances or guarantees) with any stockholder, director, officer, agent, partner, employee or affiliate of New DeNora Epyx or any of its stockholders, other than upon fair and reasonable terms no less favorable to New DeNora Epyx than would be obtained in a comparable arms-length transaction with any other Person not so affiliated with New DeNora Epyx.

     3.3  Actions Requiring Special Board Approval.

          (a) Without the prior approval of the Required Percentage (as defined below) of the Board, acting by resolution at a duly called regular or special meeting of the Board or acting by written consent, New DeNora Epyx shall not:

              (i) merge or consolidate New DeNora Epyx with any other Person, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) all, or substantially all, of its assets or capital stock (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any asset or group of assets which is material to the business or operations of New DeNora Epyx, or agree to do any of the foregoing, except for sales or other dispositions of assets in the ordinary course of business;

               (ii) amend the Certificate of Incorporation or By-laws of New DeNora Epyx;

               (iii) sell or issue to any Person any capital stock of New DeNora Epyx except pursuant to this Agreement or any approved stock option or other equity participation plan, or agree to do either of the foregoing;

               (iv) redeem, purchase or otherwise acquire for value any Common Stock or any other capital stock New DeNora Epyx except for repurchases of Common Stock pursuant to the terms of any approved stock option or other equity participation plan within the normal operation of such plan, or agree to do any of the foregoing;

               (v) declare or pay any dividend on any capital stock of New DeNora Epyx;

               (vi)   liquidate, dissolve or commence proceedings in bankruptcy;

               (vii)  approve the Operating Plan; or

               (viii) designate the individual to represent New DeNora Epyx in the shareholders meeting of DNFC and the instructions to be granted to such representative to vote at such meeting.

          (b) For purposes of this Section 3.3, "Required Percentage" shall mean: (i) seventy-five percent (rounded up to the nearest whole number) of the Board as long as the number of directors on the Board is eight (8) or less and (ii) sixty-six and two-thirds percent (rounded up to the nearest whole number) of the Board as long as the number of directors on the Board is nine (9) or more.

          (c) To the extent that any of the matters listed in Section 3.3(a) also require approval by the stockholders of New DeNora Epyx pursuant to the General Corporation Law of the State of Delaware or any other applicable law, such approval shall require the prior approval of sixty-six and two-thirds percent of the shares of Common Stock then outstanding, acting by resolution at a duly called regular or special meeting of the stockholders of New DeNora Epyx or acting by written consent.

     3.4 Access to Public Capital Market. New DeNora Epyx shall use commercially reasonable efforts to access the public capital market no later than December 31, 2000.

     3.5 Funding of Operations. The operations of New DeNora Epyx shall be funded in accordance with the provisions of Section 7.4 of the Investment Agreement.

ARTICLE IV.  REGISTRATION RIGHTS

     4.1 "Piggy-Back" Registration Rights. If at any time or times after the Closing Date, New DeNora Epyx shall determine or be required to register any shares of its Common Stock for sale under the Securities Act (whether in connection with a public offering of securities by New DeNora Epyx (a "primary offering"), a public offering of securities by stockholders of New DeNora Epyx (a "secondary offering"), or both, but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), New DeNora Epyx will promptly give written notice (but in no event less than 30 days before the anticipated filing date) thereof to DN, Hess and ADL and any other Person to whom New DeNora Epyx has granted "piggy-back" registration rights with respect to the Common Stock (referred to for purposes of this Article IV collectively as the "Holders" and individually as a "Holder" and such notice shall offer, subject to the terms and conditions hereof, each such Holder the opportunity to register such Registrable Securities (as hereinafter defined) as such Holder may request on the same terms and conditions as the securities proposed to be sold by New DeNora Epyx or any other Holder in such offering. If within 30 days after the delivery of such notice by New DeNora Epyx one or more Holders of Registrable Securities request in a writing delivered to New DeNora Epyx the inclusion of some or all of the Registrable Securities (but not any other securities) held by them in such registration, New DeNora Epyx will use its best efforts to effect the registration under the Securities Act of all such Registrable Securities. In the case of the registration of shares of Common Stock by New DeNora Epyx in connection with an underwritten public offering, (i) New DeNora Epyx shall not be required to include any Registrable Securities in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon between New DeNora Epyx and the underwriter or underwriters selected by it, and (ii) if the underwriter(s) determines that marketing factors require a limitation on the number of Registrable Securities to be offered, New DeNora Epyx shall not be required to register Registrable Securities of the Holders in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in excess of any amount to be registered for New DeNora Epyx. In the event of any such limitation, the first shares to be included in such registration shall be any shares to be registered for the benefit of New DeNora Epyx and thereafter any shares which any other Holders have requested to be registered shall be included on a pro rata basis, based upon their respective holdings of Registrable Securities. All expenses relating to the registration and offering of Registrable Securities pursuant to this Section 4.1 (including the reasonable fees and expenses of not more than one independent counsel for the Holders) shall be borne by New DeNora Epyx, except that the Holders shall bear underwriting and selling commissions attributable to their Registrable Securities being registered and any transfer taxes on shares being sold by such Holders.

     4.2 Registrable Securities. For the purposes of this Article IV, the term "Registrable Securities" and any and all references to Registrable Securities held by any Person shall mean any shares of Common Stock purchased by, or issued to, a Stockholder prior to, at or after the Closing, and shall also mean shares of Common Stock issuable pursuant to the exercise of warrants, options or other convertible or exchangeable security, to the extent then exercisable, notwithstanding that any such warrant, option or other convertible security has not been exercised; provided, however, that any Common Stock that is sold in a registered sale pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder, or that may be sold without restriction (including volume limitations) pursuant to Rule 144(k) under the Securities Act (as confirmed by an unqualified opinion of counsel to New DeNora
Epyx), shall not be deemed to be Registrable Securities.

     4.3 Further Obligations of New DeNora Epyx. Whenever under Section 4.1 New DeNora Epyx is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:

          (a) Use its best efforts (with due regard to the management of the ongoing business of New DeNora Epyx) diligently to prepare and file with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the lesser of (i) 180 days (or 120 days in the case of registration on Form S-3) or (ii) the period necessary to complete the proposed public offering;

          (b) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its or his Registrable Securities;

          (c) Enter into any reasonable underwriting agreement required by the proposed underwriter for the selling Holders, if any, in such form and containing such terms as are customary; provided, however, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Registrable Securities and any written information provided by the Holders to New DeNora Epyx, and if the underwriter requires that representations or warranties be made, New DeNora Epyx shall make all such representations and warranties relating to New DeNora Epyx reasonably required by such underwriter;

          (d) Use its reasonable best efforts to register or qualify the securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Holders may reasonably request, provided that New DeNora Epyx shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business or subject itself to general service of process therein;

          (e) Immediately notify each selling Holder, at any time when a prospectus relating to such Holder's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (f) Cause all such Registrable Securities to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by New DeNora Epyx are then listed or quoted (or, in the case of New DeNora Epyx's initial public offering, such exchange or quotation system as New DeNora Epyx may determine);

          (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby (90 days in case the period covered corresponds to a fiscal year of New DeNora Epyx), an earnings statement of New DeNora Epyx which will satisfy the provisions of Section 9(a) of the Securities Act;

          (h) Obtain and furnish to each selling Holder, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), a cold comfort letter from New DeNora Epyx's independent public accountants in the same form and covering the same matters as is typically delivered to underwriters and, in the event that an underwriter or underwriters have been retained in connection with such registration, such cold comfort letter to be provided to the selling Holders shall be the same cold comfort letter delivered to such underwriter or underwriters; and

          (i) Otherwise cooperate with the underwriter or underwriters, the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities under this
     Article IV.

     4.4  Indemnification; Contribution.

          (a) Incident to any registration statement referred to in this
     Article IV, and subject to applicable law, New DeNora Epyx will indemnify and hold harmless each underwriter, each Holder who offers or sells any such Registrable Securities in connection with such registration statement (including its partners (including partners of partners and stockholders of such partners), and directors, officers, employees and agents of any of them (a "Selling Holder"), and each person (a "Controlling Person") who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Indemnified Persons"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus),
     (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by New DeNora Epyx of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that New DeNora Epyx will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to New DeNora Epyx by such Indemnified Person expressly for use in such registration statement (in such Person's capacity as a shareholder of New DeNora Epyx and not in its capacity as an officer or director of New DeNora Epyx and which such information relates to such Person's capacity as a shareholder). With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to New DeNora Epyx by any Selling Holder expressly for use in such registration statement (in such Person's capacity as a shareholder of New DeNora Epyx and not in its capacity as an officer or director of New DeNora Epyx and which such information relates to such Person's capacity as a shareholder), such Selling Holder will indemnify and hold harmless each underwriter, New DeNora Epyx (including its directors, officers, employees and agents), each other Selling Holder (including its partners (including partners of partners and stockholders of such partners) and directors, officers, employees and agents of any of them), and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a Selling Holder for indemnification under this Section 4.4(a) in its capacity as such (and not in its capacity as an officer or director of New DeNora Epyx) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such Selling Holder or (ii) the proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement.

          (b) If the indemnification provided for in Section 4.4(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 4.4, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by New DeNora Epyx, the other Selling Holders and the underwriters from the offering of the Registrable Securities or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of New DeNora Epyx, the other Selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by New DeNora Epyx, the Selling Holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by New DeNora Epyx and the Selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of New DeNora Epyx, the

     Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by New DeNora Epyx, the Selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     New DeNora Epyx, the Selling Holders, and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 4.4(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Selling Holder be required to contribute any amount under this Section 4.4(b) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such Selling Holder or (ii) the proceeds received by such Selling Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          (c) The amount paid by an indemnifying party or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 4.4 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this
     Section 4.4 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

     4.5 Rule 144 and 144A Requirements. If New DeNora Epyx becomes subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, New DeNora Epyx will use its best efforts thereafter to file with the Commission such information as is specified under either of said Sections for so long as DN, Hess or ADL are Holders of Registrable Securities; and in such event, New DeNora Epyx shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor or similar exemptive rules hereafter in effect). New DeNora Epyx shall furnish to each of DN, Hess and ADL upon request a written statement executed by New DeNora Epyx as to the steps it has taken to comply with the current public information requirement of Rule 144 or Rule 144A or such successor rules.

     4.6 Market Stand-Off. Each of DN, Hess and ADL agrees, if requested by New DeNora Epyx and an underwriter of Common Stock of New DeNora Epyx (provided that all Holders have been so requested), not to sell or otherwise transfer or dispose of any Common Stock held by it for such period, not to exceed 180 days following the effective date of any registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable) of New DeNora Epyx filed under the

Securities Act as New DeNora Epyx or such underwriter shall specify reasonably and in good faith.

ARTICLE V.  MISCELLANEOUS PROVISIONS

     5.1 Restrictions on Transfer. No Stockholder shall Transfer any Stock without the prior written consent, which consent shall not be unreasonably withheld, of the other Stockholders except (i) pursuant to Article IV hereof;
(ii) in connection with any pledge to any of such Stockholder's lenders; (iii) ADL may Transfer shares of Common Stock to Hess pursuant to the Investment Agreement between ADL and Hess dated as of March 30, 2000; and (iv) any Stockholder may Transfer, in one or more transactions, up to an aggregate of ten percent (10%) of the outstanding shares of Common Stock, provided that each Transferee is a financial or investment institution which is in good standing with the applicable regulatory authorities and is in compliance with the applicable laws and regulations. Notwithstanding any provision of this Section
5.1 to the contrary, no Stockholder may Transfer any shares of Stock unless the Transferee agrees in writing to be bound by the provisions of this Section 5.1. The provisions of this Section 5.1 shall terminate automatically and will be of no further force and effect upon the closing of an IPO (as defined in Section
5.10 below). In the event that at October 15, 2000, the Stockholders determine that an IPO will not be completed by December 31, 2000 for any reason, the Stockholders agree to renegotiate in good faith the provisions of this Section 5.1.

     5.2 Legend on Securities. The Stockholders acknowledge and agree that the following legend shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by the Stockholders:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT OR
(2) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES. THESE SECURITIES ARE ALSO SUBJECT TO THE PROVISIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT, DATED AS OF APRIL 4, 2000, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     5.3 Amendment and Waiver. Any party may waive any provision hereof intended solely for its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. Except as otherwise expressly provided herein, the remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. This Agreement may not be amended without the prior written consent of each of the parties hereto.

     5.4 Notices. All notices and other communications shall be in writing and shall be deemed given if delivered by hand, sent via facsimile, sent via a reputable nationwide courier service or mailed by registered mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice) and shall be deemed given on the date on which so hand-delivered, the date on which receipt of the facsimile is acknowledged, the next business day following the date on which so sent or on the third business day following the date on which so mailed, as the case may be:

     If to DN:
              Herengracht 548
              Postbus 990
              1000AZ Amsterdam, The Netherlands
              Attention: Managing Board of Directors
              Facsimile: +31.20.625.8274

     with a copy to:
              Avv. Giuseppe Cambareri
              Via dei Giardini 10
              20121 Milano, Italy
              Facsimile: +39.02.6555.152

     If to ADL:
              Acorn Park
              Cambridge, MA 02140
              Attention: General Counsel
              Facsimile: (617) 498-7116

     If to Hess:
              1185 Avenue of the Americas
              New York, NY 10036
              Attention: General Counsel
              Facsimile: (212) 536-8241

     If to New DeNora Epyx:
              Acorn Park
              Cambridge, MA 02140
              Attention: Chief Operating Officer
              Facsimile: (617) 498-6655

     5.5 Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     5.6 Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

     5.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     5.8 Entire Agreement. This Agreement and the other agreements contemplated hereby are intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and the other agreements contemplated hereby (including the exhibits hereto) supersede all prior agreements and understandings between the parties with respect to such subject matter. The Stockholders agree that in the event of any inconsistencies between the by-laws of New DeNora Epyx and the provisions of this Agreement, the latter shall prevail. No amendment to the by-laws of New DeNora Epyx shall be deemed an amendment of this Agreement, in whole or in part, so that no right or obligation of the parties with respect to any matters covered by this Agreement shall be affected thereby.

     5.9 Law Governing. This Agreement shall be construed and enforced in accordance with and governed by the laws of The Commonwealth of Massachusetts (without giving effect to principles of conflicts of law). Any controversy, claim or dispute arising out of or relating to this Agreement, the Investment Agreement or any other agreement or instrument delivered in connection therewith shall be submitted to and resolved exclusively by arbitration in accordance with the rules of the American Arbitration Association in effect on the date thereof. Judgment upon the award rendered by the arbitrator(s) in accordance with said rules may be entered and enforced in any court of competent jurisdiction and, for such purpose, each party hereby waives trial by jury in any action relating thereto and consents to the jurisdiction of any Massachusetts court (federal or state). Any such arbitration proceedings shall be held in Boston, Massachusetts.

     5.10 Termination upon Initial Public Offering. This Agreement automatically shall, except as provided in the following sentence, automatically terminate and be of no further force or effect upon the closing of an underwritten initial public offering of New DeNora Epyx pursuant to an effective registration statement covering the offer and sale to the public of a number of shares equal to at least ten percent (10%) of the shares of Common Stock outstanding prior to such offering (an "IPO"). Notwithstanding the preceding sentence, Article IV and Sections 3.1(e) and 5.9 hereof shall survive such termination.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            DENORA NEW ENERGY INVESTMENTS B.V.
                                            (presently ANDROMA B.V.)


                                            By: /s/ Mauro Saponelli
                                               ---------------------------------
                                               Mauro Saponelli
                                               Managing Director

                                            EPYX CORPORATION


                                            By: /s/ Mark A. Brodsky
                                               ---------------------------------
                                               Mark A. Brodsky
                                               President


                                            ARTHUR D. LITTLE, INC.


                                            By: /s/ Mark A. Brodsky
                                               ---------------------------------
                                               Mark A. Brodsky
                                               Executive Vice President


                                            AMERADA HESS CORPORATION


                                            By: /s/ John A. Gartman
                                               ---------------------------------
                                               Name:  John A. Gartman
                                               Title: Sr. Vice President

                                   Exhibit F

                                                                  EXHIBIT 10.12

                         LICENSE AND SERVICES AGREEMENT
                                 BY AND BETWEEN
                             ARTHUR D. LITTLE, INC.
                                      AND
                                EPYX CORPORATION

THIS LICENSE AND SERVICES AGREEMENT is made as of April 4, 2000, by and between Arthur D. Little, Inc., a Massachusetts corporation ("ADL"), and Epyx Corporation, a Delaware corporation ("Epyx").

1. GRANT OF LICENSE. ADL hereby grants to Epyx a license to occupy and use, upon the terms and conditions set forth herein, the premises set forth on Exhibit A to this Agreement (the "Licensed Premises"), located in Buildings 15, 32 and 46 (the "Buildings") located in ADL's premises at Acorn Park, Cambridge, MA ("Acorn Park"). The Licensed Premises presently consists of approximately 14,554 rentable square feet but may be increased at the mutual consent of both parties during the Term. Epyx acknowledges that the Licensed Premises occupy only a portion of the Building and that ADL occupies and uses the remaining portions of the Building for its own office, laboratory, research and other purposes. Accordingly, Epyx agrees that it will use the Licensed Premises and the other areas of the Building and Acorn Park to which Epyx has access pursuant to this Agreement, in such a manner as to minimize any interference with the activities of ADL and to recognize and respect the business security and confidentiality needs of ADL.

2.   TERM AND EXTENSIONS.

     2.1 Term. The term of this Agreement shall commence on April 4, 2000, and shall, if not previously terminated in accordance with the terms hereof, terminate on December 31, 2000 (the "Initial Term"). Upon mutual agreement between Epyx and ADL, this Agreement may be extended for one or more six
     (6) month periods following the expiration of the Initial Term (each, an "Extension Period") at rates to be negotiated between the parties. If Epyx desires to extend this Agreement, Epyx shall provide written notice to ADL requesting such extension at least three (3) months prior to the expiration of the Initial Term or any Extension Period, as the case may be. If the term of this Agreement shall be extended on any such occasion, all of the terms and conditions of this Agreement not otherwise modified by a written agreement between the parties shall remain in full force and effect during each Extension Period. The Initial Term, together with any Extension Periods, is referred to herein as the "Term."

     2.2 Early Termination. Either party may terminate this Agreement at any time with or without cause by giving the other party six (6) months prior written notice, provided that ADL may not terminate this Agreement without cause prior to the expiration of the Initial Term. In addition, this Agreement and Epyx's rights hereunder may be earlier terminated at ADL's option upon the occurrence of any of the events specified in Sections 18 or 19 below, and Epyx shall vacate the Licensed Premises immediately following any such termination.

     2.3 Holdover. If, at the end of the Term (or upon any termination of this Agreement in accordance with the provisions hereof), Epyx fails to vacate all or any portion of the Licensed Premises, Epyx's occupancy shall be deemed to be a tenancy from month to month subject to all the terms and conditions thereof and hereof which may be applicable except that the Fees (as defined below) shall be and Epyx shall pay an amount equal to 300% of the amount specified as the last Fee during the Term for each month of occupancy, and ADL's charging of such amount shall in no event constitute a waiver of any other right ADL may have hereunder or at law or in equity. The parties recognize that the intent of this Agreement is to be a short-term obligation and that any holdover by Epyx will cause damages to ADL that will be difficult to calculate and accordingly the parties have agreed on the escalations of holdover fees herein set forth as the best mechanism for insuring Epyx's compliance.

3. LICENSE AND SERVICES FEE. Epyx agrees to pay to ADL, without offset or reduction, a fee (the "Fee") covering the combined license and services provided for herein during the Term. The rate of such Fee shall equal Two Thousand Four Hundred Sixty Dollars ($2,460) per average number of EPYX staff members per month. The average number of EPYX staff members shall be determined at the end of each month by adding the actual number of EPYX staff members on the first day of the month to the actual number of EPYX staff members on the last day of the month, and then dividing the sum by two. Payment for each month shall be made in advance on the first day of each month during the Term and shall be based on the average number of EPYX staff members from the previous month. Epyx shall pay the Fee on a pro-rata basis for any partial calendar month during the Term or any extension thereof. All payments of Fees are to be made at ADL's address set forth herein or at such other place as ADL shall from time to time designate in writing. The Fee shall be increased or decreased each month to reflect the actual average number of staff members per month from time to time.

4. PERMITTED USE. The Licensed Premises are to be used solely in connection with Epyx's operations relating to the development of reformer and fuel cell technology and other uses that are incidental or customarily accessory thereto, such as office, administrative, and storage uses, in each case to the extent permitted by applicable law and consistent with current use, and such other uses as may be consented to by ADL in advance (which consent may be withheld by ADL in its sole and absolute discretion). Epyx agrees to conduct its business in a professional and businesslike manner and in accordance with best safety and operating practices.

5.   PREMISES.

     5.1 Condition of the Licensed Premises. Epyx accepts the Licensed Premises in their existing condition on the date of commencement of the Term, and acknowledges that the Licensed Premises are in good order and condition and sufficient for the uses intended by Epyx. Epyx agrees that it has had full and adequate opportunity to inspect the Licensed Premises and has done so to its satisfaction. ADL has not made nor has Epyx relied on any representations or warranties, express or implied, as to the condition of the Licensed Premises or their suitability for Epyx's use.

     5.2 Common Areas.

     (a) The Licensed Premises are licensed together with the use for their intended purposes, in common with ADL and all others, including any other tenants and occupants of Acorn Park lawfully entitled thereto, of (i) the common facilities included in the Building between the Licensed Premises and the exterior of the Building; (ii) the parking facilities located in Acorn Park; (iii) the pipes, ducts, conduits, wires and appurtenant equipment serving the Licensed Premises; (iv) the common women's room and men's room in closest proximity to the Licensed Premises and (v) the central reception area in Building 25 of Acorn Park (collectively, the aforementioned areas shall hereinafter be referred to as the "Common Areas"). Such rights in the Common Areas shall always be subject to the right of ADL to designate and change from time to time areas and facilities so to be used and any rules and regulations established by ADL with respect to Acorn Park. Epyx's staff members whose principal office is located on the Licensed Premises also shall be entitled to use ADL's cafeteria facilities.

     (b) ADL's shipping and receiving facilities shall not constitute part of the Licensed Premises or the Common Areas. As and when shipments for Epyx are presented to ADL, ADL shall promptly notify Epyx, and Epyx shall promptly make available an authorized agent or employee to accept and receive such shipments, and thereafter ADL and Epyx shall cooperate to make arrangements for delivery of such accepted shipments to the Licensed Premises.

     5.3 Access and Parking. ADL shall provide reasonable access to the Licensed Premises 24 hours a day seven days a week and shall permit Epyx's staff members and guests to use the roads, sidewalks and parking areas located on ADL's property adjacent to the Licensed Premises. Access into the Building must be in accordance with ADL's security system and policies and procedures. ADL's government security form must be signed by Epyx and all employees who will be occupying the Licensed Premises. All visitors must sign in at the central reception area in Building 25 and be escorted by an Epyx employee at all times.

6.   REPAIRS AND MAINTENANCE; DESTRUCTION BY CASUALTY

     6.1 ADL Responsibilities. Subject to Sections 6.3 and 18 hereof, during the Term, ADL shall, at its own expense, maintain all structural elements and building systems of the Building (including, without limitation, the foundations and appurtenances thereto, the room, building exterior, framing, and floor slabs, all fixtures and equipment, all pipes, ducts, wiring, and lighting, and all plumbing and utility lines serving the Building, whether located within or outside the Building) in accordance with ADL's current practices. In no event shall ADL be obligated, pursuant to this Agreement, to make any capital or structural repairs or alterations to the Licensed Premises, the Building, or Acorn Park.

     6.2 Epyx Responsibilities. During the Term, Epyx shall, at its own expense, maintain the Licensed Premises in good and safe order, condition, and repair, reasonable wear and tear excepted. Without limitation, Epyx shall maintain and use the Licensed Premises in accordance with all applicable laws, including those adopted after the commencement of this Agreement and those related to fire safety and environmental requirements, and all directions, rules and regulations of the proper officers of governmental agencies having jurisdiction over the Licensed Premises, the Building or Acorn Park.

     6.3 Destruction by Casualty. If the Licensed Premises are damaged by fire or other casualty, and such damage renders the Licensed Premises substantially untenantable in whole or in part, then: (i) a fair and just part of the Fees shall abate until the damage is repaired to the extent necessary to render the Licensed Premises suitable for the conduct of Epyx's business; and (ii) ADL or Epyx may elect to terminate this Agreement upon thirty (30) days' prior written notice to the other, provided that Epyx may not terminate this Agreement under this Section if ADL has notified

     Epyx of its intention to repair or restore the Licensed Premises in which event ADL shall have thirty (30) days measured from the date of notice to Epyx to commence repair or restoration to render the Licensed Premises tenantable. In the event of any such untenantability, ADL shall have no obligation or legal liability for its failure to provide alternate space, facilities or services to Epyx.

7. ALTERATIONS AND IMPROVEMENTS. Epyx shall not make any structural or nonstructural alterations, additions or improvements to the Licensed Premises without the prior written consent of ADL, which consent may be withheld by ADL in its sole and absolute discretion.

8. SERVICES, FACILITIES AND EQUIPMENT. Subject to Epyx's compliance with the obligations contained in this Agreement, ADL has also agreed to make available to Epyx certain services, and to authorize Epyx to use certain areas and equipment in or about the Licensed Premises jointly with ADL and others who may be authorized by ADL from time to time, during the term of this Agreement, as set forth in this Section. Epyx should contact Tim White, Director of Facilities, with respect to issues or questions regarding such services and he will direct and coordinate any other assistance which may be required.

     8.1 Telephone System. ADL and Epyx acknowledge and agree that a common telephone system serves both the Licensed Premises and ADL's other facilities at Acorn Park. Epyx acknowledges that it must pay the cost of all telephone charges associated with Epyx's use of such telephone system (including the cost of local-calling and long-distance calling services) and that such fees are not included in this Agreement. ADL and Epyx hereby agree that Epyx shall be responsible for maintenance, repair and replacement of the telephone and facsimile sets owned by Epyx and connected to such system, and that ADL shall be responsible for all routine maintenance for such common telephone system serving the Licensed Premises. Epyx hereby agrees that it shall obtain ADL's prior written approval with respect to the installation or attachment to ADL's telephone switch, system or cables. Epyx agrees to pay for any additional system lines or equipment installed on or for its behalf after the date of this Agreement.

     8.2 Security, Janitorial and Custodial Services. ADL shall provide routine security, janitorial, custodial and maintenance services to the Licensed Premises to the same general extent that ADL provides such services to the rest of Acorn Park. Such services shall not include receiving or shipping services. Epyx shall keep the Licensed Premises in a clean, orderly and safe condition. Epyx shall be responsible for removing at its own expense and on a regular basis all disposed items other than normal office rubbish. Epyx shall not cause, permit or suffer any overloading of the floors in the Licensed Premises.

     8.3 Mail. ADL shall deliver to the Licensed Premises, not less than once per business day, mail for Epyx received in ADL's central mail facility at Acorn Park.

     8.4 Utilities. ADL shall provide utilities for the Licensed Premises, including heat, air conditioning, water/sewer and electricity during the same hours they are provided to the other office facilities at Acorn Park, subject to the reasonable availability of such utilities to ADL. ADL's obligations hereunder shall not exceed the capacities of existing connection and distribution equipment and infrastructure to safely carry or conduct said utilities. Epyx shall reimburse ADL for the cost (based upon ADL's actual third-party costs of such utilities) of (i) providing any utilities for the Licensed Premises beyond standard operating hours for Acorn Park (including any utility costs incurred as a result of such request which do not relate directly to the Licensed Premises but which result from providing the requested utilities to the Licensed Premises) and (ii) any such approved excess utility usage.

     8.5 Fire and Safety. Epyx shall notify ADL immediately of any fire on the Licensed Premises. At no additional charge during the Term, ADL shall provide the services of its emergency response personnel in connection with any fire emergency reported by Epyx to the same general extent and in the same manner that response under similar circumstances would be provided to Acorn Park. Epyx shall be responsible for maintenance of all fire extinguishers and equipment within the Licensed Premises. ADL shall not under any circumstances provide emergency services in connection with spills of chemical or other hazardous wastes which emergency services shall be provided promptly by Epyx in accordance with all applicable Federal, state and local laws and regulations, and Epyx shall provide notice of any such events to ADL's emergency coordinator immediately.

     8.6 Additional Services. In addition to the services described above, ADL shall provide the following services to the extent requested by Epyx:

          (a) ADL shall provide purchasing services to Epyx to the same general extent that services are provided to the rest of the operations at Acorn Park. Epyx agrees to pay ADL for all purchases made by ADL on

     Epyx's behalf within ten (10) days following presentation of an invoice by ADL to Epyx for such goods.

          (b) Epyx shall continue to have access to ADL's computer network and ADL's ISD department shall provide support administration for the network.

          (c) Epyx shall continue to have access to the resources of ADL's Knowledge Resource Information Center.

          (d) Epyx and its employees whose principal offices are located on the Licensed Premises shall be entitled to use the services of the ADL Travel Department to the same general extent and in the same manner that such services are provided to ADL's other business operations at Acorn Park.

          (e) ADL shall provide accounting, tax and related financial and treasury services to Epyx as required by Epyx's business. Such services, shall include assisting Epyx in (i) keeping its books and records; (ii) preparing its financial statements; and (iii) preparing and filing its federal and state tax returns.

          (f) ADL shall provide contracting and related legal services to Epyx as required by Epyx's business.

     Epyx shall be billed for any out-of-pocket expenses incurred by ADL in the performance of such services. Invoices for such out-of-pocket expenses shall be payable within thirty days after issuance.

9. HAZARDOUS SUBSTANCES. Epyx shall not bring or create or maintain on the Licensed Premises any hazardous materials or wastes, chemicals or other substances which are subject to regulation by any governmental authority. Epyx shall indemnify ADL for any costs or liabilities incurred by ADL as a result of any breach by Epyx of the foregoing obligation.

10.  RULES AND REGULATIONS.

     10.1 General. Epyx shall, at its own cost and expense, comply with all applicable laws, ordinances, rules and regulations including those adopted after the commencement of this Agreement of any duly constituted governmental authority relating to the use or occupancy of the Licensed Premises and the activities conducted thereon, Epyx shall obey all of ADL's rules and regulations currently existing or hereafter promulgated from time to time by ADL governing or pertaining to the Building, Acorn Park or their respective tenants and occupants. Epyx shall be responsible for paying in a prompt and appropriate manner all fines, penalties, damages, costs, and fees that may arise out of or be imposed on Epyx or ADL because of Epyx's failure to comply with the provisions of this Section or for contesting any such matters.

     10.2 Other Conditions.

          (a) Epyx agrees not to harm the Licensed Premises or any other part of Acorn Park, or commit or permit waste, or create any nuisance or disturbance, or do any act tending to injure the activities or reputation of Acorn Park or ADL. Epyx shall not use or suffer or permit the use by any person of the Licensed Premises for any purpose other than the Permitted Use or in any manner which violates any of Epyx's governmental authorizations, which is contrary to any applicable law, ordinance, rule or regulation, which could cause injury or damage to any person or property, or which could adversely affect any insurance coverage applicable to the Licensed Premises or the activities conducted on the Licensed Premises.

          (b) Epyx shall load, unload and transport its supplies, materials and equipment at such times as are reasonably designated by ADL, and shall not obstruct or store any materials or items in the corridors, sidewalks, stairways, elevators, or any other area about or within the Building (except that Epyx may store materials and items in the Licensed Premises other than the Common Areas) or Acorn Park.

11. INDEMNIFICATION. Epyx shall indemnify, hold harmless and defend ADL and its employees, shareholders, directors, officers and affiliates from and against any and all costs, penalties, damages, claims, suits and liabilities (including reasonable attorney's fees) based on or arising out of (i) any breach or default by Epyx of its agreements under this Agreement; (ii) any act or omission of Epyx, its contractors, subcontractors, members, agents, affiliates, consultants, employees or invitees, or the failure of Epyx or such persons to comply with any applicable governmental or ADL laws, rules or regulations including those adopted after the commencement date of this Agreement; (iii) any accident, injury or damage to any person or property occurring in the Licensed Premises or outside of the Licensed Premises but within Acorn Park, where such accident, injury or damage results, or is caused by any act, omission, willful misconduct or negligence of Epyx, its contractors, members, agents, affiliates, consultants, employees or invitees, or anyone claiming by, through or under Epyx (but excluding any loss, liability, expense or damage to the extent caused by the gross negligence or willful misconduct of ADL, its agents, contractors, subcontractors, members, agents, affiliates, consulting, employees or invitees); or (iv) Epyx's use or occupancy of the Licensed Premises (including those arising out of any damage or destruction of the Licensed Premises or ADL's property, any contamination of the Licensed Premises or ADL's property by hazardous substances, or Epyx's failure to remove or dispose of all of its property upon expiration or termination of the Term), except to the extent caused by the gross negligence or willful misconduct of ADL or its agents, servants or employees.

12.  INSURANCE.

     12.1 Insurance Coverage. Epyx shall carry the following insurance throughout the term of this agreement.

          a. Commercial general liability insurance in an amount not less than $2,000,000. Such insurance shall be written on an occurrence basis and shall cover bodily or personal injury or death of persons or damage to property on or about the Licensed Premises, including: Contractual Liability; and Fire Damage Legal Liability covering any liabilities assumed under this contract.

          b. Workers Compensation insurance as required by the laws of the Commonwealth of Massachusetts, and Employers Liability Insurance including occupational disease in an amount not less than $2,000,000.

          c. All-risk Property Insurance covering the full replacement value of all Epyx's furniture, trade fixtures and other personal property located on the Licensed Premises, against loss or damage or other insurable hazard.

     12.2 Compliance. Epyx shall not violate or permit violation of any of the conditions or provisions contained in any of the insurance policies related to the Licensed Premises or ADL's property adjacent to the Licensed Premises. Epyx shall perform and satisfy the requirements of the respective insurance companies so that at all times insurance companies of good standing will be willing to write or continue such policies. Nothing herein shall prevent ADL from carrying additional insurance.

     12.3 Evidence of Insurance. Prior to commencement of the term of this Agreement, Epyx shall give ADL certificates of insurance policies required hereunder. Each such policy shall require the insurer to give ADL 30 days written notice of any change in such policies, and shall name ADL and Master Lessor as additional insureds. The property insurance policy shall provide that proceeds are first payable to ADL.

     12.4 Subrogation. ADL and Epyx hereby agree to waive all rights of subrogation against the other party to the extent that any laws or damage to the Licensed Premises is covered by any property insurance policy, including any deductibles thereunder.

13.  EPYX'S FAILURE TO PERFORM.

     13.1 Substituted Performance. If Epyx shall at any time fail to make any payment or otherwise to perform any of its obligations as required under this Agreement, ADL, after 10 days notice to Epyx, may (but shall be under no obligation to) make any payment or perform or cause to be performed any act to be performed by Epyx under the terms of this Agreement. ADL may enter the Licensed Premises for any such purpose and may take all such action thereon as may be necessary therefor.

     13.2 Reimbursement of Expenditures. All sums paid by ADL pursuant to
     Section 13.1 hereof, and all costs and expenses incurred by ADL in connection with the performance of any such act, together with interest thereon at the rate of 18% per annum (or such lesser rate as may at the time be the maximum rate permitted by law) from the respective dates of ADL's making of such payment or incurring of each such cost and expense, shall be paid by Epyx to ADL on demand as if the same were additional Fees hereunder (and non-payment of which shall have the consequences of non-payment of Fees).

     13.3 Interest on Overdue Fees. All overdue Fees shall bear interest at the rate of 18% per annum (or such lesser rate as may at the time be the maximum rate permitted by law) from the respective payment due dates. Such interest shall be paid by Epyx to ADL on demand as if the same were additional Fees hereunder (and non-payment of which shall have the consequences of non-payment of Fees).

14. MECHANICS' LIENS. Notice is hereby given that ADL shall not be liable for any labor or materials furnished or to be furnished to Epyx, and that no mechanics' or materialmen's liens or other liens for any such labor or materials shall attach to or affect the reversionary or other estate or interest of ADL in and to the Licensed Premises, the Building or Acorn Park. Epyx agrees to indemnify and hold harmless ADL against any and all costs it may suffer on account of the same.

15. ADL'S ACCESS. ADL may at any time enter the Licensed Premises for the purposes of responding to an emergency, repairing the Licensed Premises, inspecting the Licensed Premises or the activities conducted thereon, or for purposes of showing the Licensed Premises to prospective purchasers, lessees, mortgagors or other parties involved or potentially involved in any real estate related transaction relating to the Licensed Premises or Acorn Park in general. ADL may take any action it deems reasonably necessary in order to safeguard the Licensed Premises or ADL's or any other property or the health and safety of any persons.

16. EXPIRATION OF TERM. Epyx, at the expiration of the Term or at any prior termination as herein provided, shall peaceably yield up the Licensed Premises in the same condition and repair as the same were in at the commencement of the Term, reasonable wear and use excepted. Prior to expiration of the Term or within 10 days after any earlier termination of this Agreement (whichever first occurs) Epyx shall remove from the Licensed Premises any personal property and equipment and any items for disposal. Any property, equipment or materials of Epyx not removed from the Licensed Premises as required herein shall, at ADL's sole option (a) become the property of ADL or (b) be deemed abandoned and removed and disposed of by ADL as ADL shall determine, and ADL may charge the cost of such removal and disposal and any repairs or replacements to the Licensed Premises necessitated thereby and any liabilities resulting therefrom to Epyx; provided that Epyx shall retain title to any hazardous substances left on the Licensed Premises.

17. ASSIGNMENT AND SUBLETTING. Epyx shall not under any circumstances be entitled or permitted to transfer, sublet, assign, hypothecate, mortgage, pledge, encumber or otherwise alienate this Agreement or Epyx's interest in and to all or any part of the Licensed Premises, or grant any person any license or permission to use the Licensed Premises. Any attempted transfer, subletting, assignment, hypothecation, encumbrance, license, or other alienation of this Agreement by Epyx shall be void and shall confer no rights on third parties, and shall entitle ADL at its option to terminate this Agreement.

18.  EMINENT DOMAIN.

     18.1 Total Taking. If the entire Premises shall be taken for public purposes, then this Agreement shall terminate as of the date Epyx is required by law to vacate the premises.

     18.2 Partial Taking. If a substantial portion of the Licensed Premises shall be taken for public purposes, ADL shall be entitled at its option to terminate this Agreement. If such portion of the Licensed Premises shall be taken as to render the Licensed Premises unsuitable after repair and restoration for the continuance of Epyx's business in substantially the same manner as it was being conducted immediately prior to such taking, then Epyx or ADL upon 30 days' prior written notice shall have the right to terminate this Agreement as of the date Epyx is required by law to vacate such portion of the Licensed Premises.

     18.3 Restoration. Subsequent to any taking of a portion of the Licensed Premises, if this Agreement is not terminated by ADL or Epyx in accordance with Section 18.2 hereof, ADL may in its sole and absolute discretion promptly commence restoration of the Licensed Premises to a complete architectural unit as similar as possible to the condition the Licensed Premises were in immediately prior to said taking. During the period of such restoration, the Fees hereunder shall be abated in its entirety, except that to the extent Epyx is able to use the Licensed Premises, the Fees shall be adjusted to reflect such use.

     18.4 Proceeds. In the event of any such taking, the condemnation award and all other proceeds thereof shall be payable to ADL, and Epyx shall have absolutely no right or interest in any award. Epyx hereby irrevocably appoints ADL as its attorney in fact for purposes of collecting any such condemnation award or proceeds and of dealing with all governmental authorities with respect hereto. This power of attorney is coupled with an interest and hence is irrevocable.

19. DEFAULT AND TERMINATION OF AGREEMENT. If (a) Epyx fails to pay the Fee within five (5) days after it becomes due; or (b) Epyx fails to perform or comply with any of the other covenants, conditions or obligations of Epyx under this Agreement within ten (10) days after written notice of such default; (c) Epyx is adjudicated a bankrupt, or there is appointed a permanent receiver in insolvency or permanent trustee in bankruptcy of Epyx and the appointment is not vacated within thirty (30) days, or Epyx makes a general assignment for the benefit of creditors or files a voluntary petition for reorganization under applicable bankruptcy laws; or (d) Epyx shall have abandoned the Licensed Premises, then and in each case ADL may, at ADL's option, declare this Agreement terminated and enter the Licensed Premises or any part thereof, either with or without process of law, and expel Epyx or any person or persons occupying the Licensed Premises.

20.  ADDITIONAL REMEDIES ON DEFAULT. Notwithstanding any termination pursuant to
Section 19 above or any entry or reentry by ADL, Epyx agrees to pay, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Fees and any other amounts due hereunder as they would become due under the terms of this Agreement if it had not been terminated or if ADL had not reentered as aforesaid, and whether the Licensed Premises be re-licensed or remain vacant in whole or in part. In the event the Licensed Premises are re-licensed in whole or in part by ADL, Epyx shall be entitled to a credit in the net amount of Fees received by ADL in re-licensing, after deduction of reasonable expenses incurred in re-licensing the Licensed Premises and in collecting the Fees. Epyx shall also be liable to ADL for all expenses (including reasonable attorneys' fees) incurred by ADL in enforcing its rights under this Agreement in the event of a default by Epyx, and such expenses may be deducted from any credit otherwise due Epyx from ADL.

21. ESTOPPEL CERTIFICATE. Upon not less than fifteen (15) days prior written request, ADL and Epyx agree, each in favor of the other, to execute, acknowledge-and deliver a statement in writing certifying that this Agreement is unmodified and in full force and effect (or, if modified, setting forth the modifications and stating that this Agreement as modified is in full force and effect), and the dates to which the Fees hereunder and other charges have been paid, and any other information reasonably requested. Any such statement delivered pursuant to this Section 21 may be relied upon by any prospective purchaser or mortgagee.

22. SUBORDINATION. This Agreement shall be subject and subordinate to all mortgages and ground or underlying leases existing or hereafter placed upon the Licensed Premises. Epyx hereby acknowledges and agrees that the holder of any such mortgage or the lessor under any such lease shall not thereby become or be liable for the performance of any of ADL's obligations under this Agreement. Epyx agrees that at the request of ADL it will execute, acknowledge and deliver any and all instruments which ADL may require in order to effect such subordination and hereby irrevocably appoints ADL as its attorney-in-fact to execute, acknowledge and deliver all such instruments upon the failure or refusal of Epyx to do so. Epyx shall agree to any amendment (except relating to the Fees, the Term, or the description of the Licensed Premises) reasonably requested by such mortgagee or lessor.

23. CONSENTS. No express or implied consent to or waiver of or failure to insist on performance or observance of any covenant or condition of this Agreement shall be deemed to be a consent to or waiver to any succeeding breach of the same or any other covenant or condition. Except as provided herein, any party may assert its rights and remedies hereunder without any prior or additional notice to the other party. The payment by Epyx and acceptance by ADL of Fees or other payment hereunder or silence by either party as to any breach shall not be construed as waiving any of such party's rights hereunder unless such waiver is in writing. No payment by Epyx or acceptance by ADL of a lesser amount than shall be due hereunder shall be deemed to be anything but payment on account, and the acceptance by ADL of a check for a lesser amount shall not prejudice ADL's right to recover the balance due or to pursue any other remedy which may be available to it.

24. CUMULATIVE RIGHTS. Any and all rights and remedies which either party may have hereunder shall be cumulative, and the exercise of any such rights or remedies shall not bar the exercise of any other right or remedy.

25. NOTICES. Any notice required or permitted to be given hereunder shall be given when in writing and delivered in person or forwarded by overnight or certified or registered mail, return receipt requested, to:

         ADL:              Arthur D. Little, Inc.
                           Acorn Park
                           Cambridge, Massachusetts 02140-2390
                           Attn: Tim White

         Epyx:             Epyx Corporation
                           Acorn Park
                           Cambridge, Massachusetts 02140-2390
                           Attn: Chief Operating Officer

or such other address as either party may have designated in a written notice to the other. Such notices shall be deemed received on the date of personal delivery or two days following the documented date of appropriate mailing.

26. ENTIRE AGREEMENT. This instrument contains the entire and exclusive agreement between the parties with respect to the Licensed Premises and supersedes and terminates all prior or contemporaneous arrangements, understandings and agreements whether oral or written. This Agreement may not be amended or modified except by a writing executed by both parties.

27. GOVERNING LAW AND SEVERABILITY. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. In the event any provision of this Agreement shall be determined to be invalid or unenforceable under applicable law, such provision shall insofar as possible be construed or applied in such manner as will permit enforcement; otherwise this Agreement shall be construed as if such provision were not a part hereof.

28. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of all successors and permitted assigns.

29.  RECORDING.  Epyx and ADL agree that Epyx will not record this Agreement.

30. ADL LIMITS OF LIABILITY. ADL shall not be liable to Epyx, or those claiming under Epyx, for any loss or damage to Epyx or its property in or upon the Licensed Premises or Acorn Park that may be caused by the acts or omissions of tenants or other persons occupying space in Acorn Park, or for any loss or damage resulting to Epyx or its property except for any loss or damage resulting from the gross negligence or willful misconduct of ADL, its agents, contractors and employees, provided, however, that ADL shall have no responsibility or liability for any indirect, incidental or consequential damages relating directly or indirectly to loss of business or other indirect, incidental or consequential damages, damage to computer software and related accessory equipment (including, without limitation, computer tapes, disks, other data in storage media and similar property), equipment, or unusually valuable, rare or exotic materials, works of art, and the like. In no event shall ADL ever be liable to Epyx for indirect, incidental or consequential damages. Except in the case of gross negligence or willful misconduct of ADL, ADL shall be under no responsibility or liability for failure or interruption of any of the services, repairs or replacements or for any action in connection with ADL's provision of any services or utilities to Epyx under this Agreement; and failure or omission on the part of ADL to furnish any of same shall not be construed as an eviction of Epyx, actual or constructive, nor entitle Epyx to an abatement of the Fees described herein, nor render ADL liable in damages, nor release Epyx from prompt fulfillment of any of its covenants under this Agreement.

     IN WITNESS WHEREOF, the parties have executed this License and Services Agreement as of the date first set forth above.


                                      ARTHUR D. LITTLE, INC.


                                      By:   /s/ Lorenzo C. Lamadrid
                                         -------------------------------
                                         Name:  Lorenzo C. Lamadrid
                                         Title: President & Chief Executive
                                                  Officer


                                      EPYX CORPORATION


                                      By:   /s/ Mark A. Brodsky
                                         -------------------------------
                                         Name:  Mark A. Brodsky
                                         Title: President

                                   Exhibit A
                                   ---------

Memorandum

Date:     March 31, 2000

To:       Elliot Mark
cc:       Tim White

From:     Pat Walsh
Loc:      20A/245
Ext:      5902

Subject:  Space - EPYX


EPYX currently occupies space in Building 15, 32, and the Pilot Plant complex.

Below is a summary and cost breakdown:

                                      Monthly          Yearly
     Building           Sq. Ft.        Cost             Cost
     --------           -------       -------          ------

       15                8,261      $30,531.27      $366,375.34

       32                4,015       14,838.77       178,065.25

       Pilot Plant       2,278        8,419.10       101,029.29
                        ------      ----------      -----------
       Total            14,554      $53,789.14      $645,469.89


Attached are drawings indicating the space assigned to EPYX and the Facilities Space Report. This information is as of March 31, 2000.

Please let me know if you need any additional information.

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                        SPACE MANAGEMENT                                    PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          1

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---  ----  -----  ----  -------------  ----
     15  138    1356                                                                    1356

     15  139     937                                                                     937

     15  151A    140                                   140

  01 15  151B    140                                    70                                                7930  DEPIETRO   R   CONS

     15  153     100                                   100

     15  153B     70                                    70                                                5409  MOSHER     PD  CONS

     15  153C     70                                    70

     15  153D     70                                    70                                                 630  HAILES     RL  CONS

     15  153E     70                                    70

     15  154     440                                   440

     15  154A     65                                    65

     15  154B     65                                    65                                                4370  THOMPSON   C  CONS

     15  154C     65                                    65                                                6834  POLLICA    DE

     15  154D     65                                    65                                                6422  CHINTAWAR  PS CONS

     15  154E     65                                    65                                                4265  WILLEY     JM

     15  154F     65                                    65                                                5307  CIOFFI     CM CONS

     15  154G     62                                    62                                                2996  COLE       T  CONS

     15L 101     117                                   117                                                8314  MORRISEAU  BD CONS

     15L 102     121                                   121                                                4802  BOYD       S  CONS

NOTE 01 ##### BLDG 15 ROOM 151B ALSO SHARED WITH UNIT 0946 ########

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          2

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---  ----  -----  ----  -------------  ----
     15L 102A     94                                      94                                              4035  SYLVESTER  RM  SUP

     15L 103      54                                      54                                               932  BLOCK      SG  CONS

     15L 103A     80                                      80                                              4880  ROUNDS III R   CONS

     15L 104      80               SWAVELY                80

     15L 105      80                                      80                                              8863  DORSON     MH  CONS

     15L 106      80                                      80                                              7490  ZHAO       J   CONS

     15L 107      85                                      85

     15L 107A     27               CLOSET                                                      27

     15L 108     510                                                                    510

     15L 109     968                                                                    968

     15L 110     238                                                                    238

     15L 111     238                                                               238

     15L 112     168               MECH. ROOM                                      168

     15L 113     193                                                                    193

     15L 114     262               MECH. FOR DRY ROOM                              262

     15L 115     533                                                                    533

     15L 117     124                                     124                                               865  CROSS III  JC  CONS

     15L 118     117                                     117                                               152  MITCHELL   WL  SENC

     15L 119     117                                     117                                              5675  BENTLEY    JM  DIR

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          3

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---  ----  -----  ----  -------------  ----
     15L 120     130                                      65                                              8053  HAND       ML  SUP
                                                          65                                               254  MADAN      S   CONS

     32  101     113                                     113

     32  102     113                                     113

     32  103     113                                     113                                               186  BARTON     L   CONS

     32  104     174                                     174

     32  105     114                                     114

     32  106     113                                     113

     32  107     114                                      57                                               513  RIZZO      VG  CONS
                                                          57                                               874  RUMSEY     JW  CONS

     32  108     114                                     114                                              7465  POLEVAYA   O   CONS

     32  109     114                                     114

     32  110     114                                      38                                              8259  BOSCO      T   CONS
                                                          38                                              4494  GOODWIN    M   CONS
                                                          38                                              7519  VODUC      V   SUP

     32  111     123                                     123                                               335  PRABHU     SK  CONS

     32  119     115                                     115                                              6916  WOO        P   SENC

     32  120     174                                      58                                              4461  CELONA     J   SUP
                                                          58                                              6660  HILL       SA  CONS
                                                          58                                              6446  LANDRY     BP  SUP

     32  121     114                                      57                                              1870  KHAN       AR  CONS
                                                          57                                              4044  LIU        H   CONS

     32  122     114                                      57                                              5956  HAGAN      MR  CONS
                                                          57                                              7374  QI         FC  CONS

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          4

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----
     32  123     114                                      57                                              4260  BATAL      JD  CONS
                                                          57                                              6826  ZHAO       J

     32  124     113                                      57                                              1714  BOWERS     BJ  CONS
                                                          57                                               362  NORTHROP   WF  CONS

     32  125     114                                      57                                              4042  JAMIL      A   CONS
                                                          57                                              4054  RIVERA     A   CONS

     32  126     114                                     114                                               687  NOWICKI    BJ  CONS

     32  127     173                                     173

     32  128     114                                     114

     32  129     114                                     114

     32  130     113                                     113

     32  134     164                                     164                                              5689  HAVERTY    AH  SUP

     32  135     605               EPYX DESIGN CENTER    605

     32  136A     65                                      65

     32  136B     65                                      65

     32  137     311               EPYX CONFERENCE       311

     46  100A   1709               PILOT PLANT                                          1709

     46  200A    297               PILOT PLANT ME22
                                   WILSON G                                              297

     48  100     272               SHED 5                                                272

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          5

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:   194
     UNIT LEADER:  BENTLEY

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----

                                        **********     TOTALS FOR GROUP 194     **********

   SPACE HOLDING    TOTALS    OFFCE   AN HD   CONF     LIBRY     MISC  LAB    SHOP   STRGE     TOTAL               STAFF TOTALS
  SQUARE FEET        14554     6776       0      0         0      668  7013     27       0     14484   PROF:    0    RA   :      0
                                                                                                       SEC :    0    CONS :     33
  NUMBER ROOMS          70       56       0      0         0        3    10      1       0             SUP :    6    SENC :      2
                                                                                                       DIR :    1    MNDR :      0
   AVG SQFT/SEC :      0      AVG SQFT/RA   :       0            AVG SQFT/CONS:    73                  SENM:    0    TECH :      0
   AVG SQFT/SENC:    116      AVG SQFT/DIR  :     117            AVG SQFT/MNDR:     0                  COOP:    0    LTD  :      0
   AVG SQFT/SENM:      0      AVG SQFT/PROF :       0            AVG SQFT/TECH:     0                  DMD :    0    OTHER:      3
   AVG SQFT/COOP:      0      AVG SQFT/SUP  :      80            AVG SQFT/LTD :     0                                       ------
   AVG SQFT/DMD :      0      AVG SQFT/OTHER:      62            AVG SQFT/EMPL:   322                  TOTAL:                   45

RUN DATE: 04/03/00                                     ARTHUR D. LITTLE, INC.                                 REPORT: SPACE200R1
RUN TIME: 09:31:12                                       SPACE MANAGEMENT                                     PROGRAM: SPACE201
                                                       FACILITIES GROUP REPORT                                PAGE:          6

                                                     SECTION:  EPYX
                                                     SECTION LEADER: J BENTLEY

     UNIT NUMBER:
     UNIT LEADER:

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----

                                        ##########     TOTALS FOR SECTION B924     ##########

   SPACE HOLDING    TOTALS    OFFCE   AN HD   CONF     LIBRY     MISC  LAB    SHOP   STRGE     TOTAL               STAFF TOTALS
  SQUARE FEET        14554     6776       0      0         0      668  7013     27       0     14484   PROF:    0    RA   :      0
                                                                                                       SEC :    0    CONS :     33
  NUMBER ROOMS          70       56       0      0         0        3    10      1       0             SUP :    6    SENC :      2
                                                                                                       DIR :    1    MNDR :      0
   AVG SQFT/SEC :      0      AVG SQFT/RA   :       0            AVG SQFT/CONS:    73                  SENM:    0    TECH :      0
   AVG SQFT/SENC:    116      AVG SQFT/DIR  :     117            AVG SQFT/MNDR:     0                  COOP:    0    LTD  :      0
   AVG SQFT/SENM:      0      AVG SQFT/PROF :       0            AVG SQFT/TECH:     0                  DMD :    0    OTHER:      3
   AVG SQFT/COOP:      0      AVG SQFT/SUP  :      80            AVG SQFT/LTD :     0                                       ------
   AVG SQFT/DMD :      0      AVG SQFT/OTHER:      62            AVG SQFT/EMPL:   322                  TOTAL:                   45

RUN DATE: 04/03/00                                   ARTHUR D. LITTLE, INC.                                   REPORT: SPACE200R1
RUN TIME: 09:31:12                                      SPACE MANAGEMENT                                      PROGRAM: SPACE201
                                                    FACILITIES GROUP REPORT                                   PAGE:          7

                                                     SECTION:
                                                     SECTION LEADER:

     UNIT NUMBER:
     UNIT LEADER:

                                                                  SPACE HOLDING DETAIL                     FULL TIME STAFF DATA
                                                       -------------------------------------------------  -------------------------
                                                                                                          EMPL                 PRS
NOTE BLD/ROOM  SQ FT  WIDTH  DEPTH   CHARACTERISTICS   OFFCE  AN HD  CONE  LIBRY  MISC  LAB  SHOP  STRGE   NO   EMPLOYEE NAME  CLS
---- --------  -----  -----  ----- ------------------  -----  -----  ----  -----  ----  ---- ----  -----  ----  -------------  ----

                                        ###########   GRAND TOTALS FOR COMPANY   ##########

   SPACE HOLDING    TOTALS    OFFCE   AN HD   CONF     LIBRY     MISC  LAB    SHOP   STRGE     TOTAL               STAFF TOTALS
  SQUARE FEET        14554     6776       0      0         0      668  7013     27       0     14484   PROF:    0    RA   :      0
                                                                                                       SEC :    0    CONS :     33
  NUMBER ROOMS          70       56       0      0         0        3    10      1       0             SUP :    6    SENC :      2
                                                                                                       DIR :    1    MNDR :      0
   AVG SQFT/SEC :      0      AVG SQFT/RA   :       0            AVG SQFT/CONS:    73                  SENM:    0    TECH :      0
   AVG SQFT/SENC:    116      AVG SQFT/DIR  :     117            AVG SQFT/MNDR:     0                  COOP:    0    LTD  :      0
   AVG SQFT/SENM:      0      AVG SQFT/PROF :       0            AVG SQFT/TECH:     0                  DMD :    0    OTHER:      3
   AVG SQFT/COOP:      0      AVG SQFT/SUP  :      80            AVG SQFT/LTD :     0                                       ------
   AVG SQFT/DMD :      0      AVG SQFT/OTHER:      62            AVG SQFT/EMPL:   322                  TOTAL:                   45

                           EPYX Space - Building 15
                         Total Rentable sq. ft. 8,261




Notes:
# 1: 15L/101 thru 15L/107A reflects space for cubicles only (818 sq. ft.) Aisle space has been deducted.

Note #2: 15/153 reflects space for offices and cubicles only (380 sq. ft.) Entrance and aisle space has been deducted.


                           [FLOOR PLAN APPEARS HERE]

as of 3/31/00
Pat Walsh

                         EPYX Space - Building 32
                         Total Rentable sq. ft. = 4,015 sq. ft.



                           [FLOOR PLAN APPEARS HERE]


     Notes:
     Red background is Credit Union
     and other shared space.

     as of 3/31/00
     Pat Walsh

                  [PILOT PLANT COMPLEX DRAWING APPEARS HERE]